UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

**DOMESTIC EQUITY**

PAX LARGE CAP FUND

PAX SMALL CAP FUND

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

**FIXED INCOME**

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

**GLOBAL/INTERNATIONAL EQUITY**

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX MSCI EAFE ESG LEADERS INDEX FUND

**MULTI-ASSET**

PAX SUSTAINABLE ALLOCATION FUND

# ANNUAL REPORT

December 31, 2020

PAX World Funds
Advised by Impax

**SAVE TREES. SWITCH TO E-DELIVERY.**

Pax direct shareholders: Go to www.impaxam.com/account and log in to online account access. E-delivery is under the Account Options menu.

Advisor/Brokerage clients: contact your financial intermediary or follow instructions included with this booklet.

Table of Contents

Glossary of Terms	2
Letter to Shareholders	5
Sustainable Investing Update	10
Portfolio Manager Comments and Highlights	14
Pax Large Cap Fund	14
Pax Small Cap Fund	18
Pax ESG Beta Quality Fund	22
Pax ESG Beta Dividend Fund	25
Pax Global Opportunities Fund	28
Pax Global Environmental Markets Fund	32
Pax Ellevate Global Women’s Leadership Fund	39
Pax MSCI EAFE ESG Leaders Index Fund	45
Pax Core Bond Fund	51
Pax High Yield Bond Fund	55
Pax Sustainable Allocation Fund	60
Shareholder Expense Examples	64
Schedules of Investments	67
Statements of Assets and Liabilities	118
Statements of Operations	122
Statements of Changes in Net Assets	124
Financial Highlights	130
Notes to Financial Statements	142
Report of Independent Registered Public Accounting Firm	164
Board Approval of New Advisory Agreement	167
Trustees and Officers	169
Account Options and Services	174

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser

Impax Asset Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

1

Glossary of Terms

Blended Index for the Sustainable Allocation Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology, waste and pollution control and food, agriculture and forestry. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Impax Global Women’s Leadership Index is a customized market capitalization-weighted index created and licensed by Impax Asset Management (“IAM”) consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds Index Average. The Lipper Core Bond Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization

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percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Index Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indices included

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Glossary of Terms, continued

are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is an unmanaged index of large capitalization common stocks.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index and the Impax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take into account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

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Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

The year 2020 will be bookmarked in history for many reasons. At the top of the list is the COVID-19 pandemic, whose impact on human lives and the economy has been far reaching. The virus plunged equities to bear market levels in less than a month, U.S. Treasury rates fell to historically low levels and, almost just as suddenly, equity markets then soared in the fourth quarter against a backdrop of favorable vaccine news, the resolution of the U.S. presidential election and the prospects of additional fiscal stimulus and accommodative monetary policy. In Q4 alone, the S&P 500 Index rose 12.15%, the Russell 2000 Index posted its highest quarterly return ever at 31.4%, and the MSCI EAFE Index of non-U.S. developed market stocks returned 16.1%. Investment grade bonds delivered a modest return in the current environment of low interest rates and tight spreads as the Bloomberg Barclays U.S. Aggregate Bond Index was up 0.7%.

For the one-year period ended December 31, 2020, the institutional class shares of seven out of the 11 Pax World Funds performed in the top half of their Lipper peer groups, and all seven of 11 were in the top third. As we enter 2021, eight out of our nine funds eligible for the Morningstar Sustainability Ratings have also received four or five globes, including our Pax Large Cap Fund and our Pax Sustainable Allocation Fund, which will turn 50 in August.*

Our Pax Global Environmental Markets Fund had been growing quickly even before then President-elect Biden announced $2 trillion in clean energy, low-carbon transport, energy efficiency and other climate-related investments. As I write in mid-January, and despite the dark year behind us, there is reason for optimism and hope.

2021 begins with a vaccine rollout in progress and a new presidential administration in the U.S. that is committed to reversing damaging Trump-era regulatory rollbacks related to the environment and ESG investing. Today’s public policy environment appears much more promising for those of us who are investing in the transition to a more sustainable economy.

I am pleased to see the equal representation of women and men — 12 of each — in the Biden-Harris cabinet. The new administration is the most gender, racially and ethnically diverse in our nation’s history and, as the President said when announcing his final picks, “it taps into the full range of talent we have in our nation.” The

*	For complete Morningstar Sustainability ratings please refer to pages 7 - 9.

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importance of this cannot be overstated. Diverse organizations tend to make better decisions than homogeneous ones. We know this from the work we do, and we know this because it is underscored by a massive body of research. We believe that the diversity of the Biden-Harris team should lead to greater collaboration, less groupthink, less herd behavior, more innovation and better results.

2020 was a year of multiple disruptions, but disruptions can lead to awakenings that in turn spur innovation and change. Whether it be belatedly addressing climate change, or racial injustice, or reforming institutions from public health to education to the way we work, we emerge from 2020 hopefully not only older but wiser, and more committed than ever to promoting positive change.

Perhaps most importantly, we need to rededicate ourselves to the hard work of defending and advancing our democratic institutions. Those institutions have been gravely challenged by recent events. As investors, we understand that vibrant, well-functioning markets are inextricably linked to a vibrant, well-governed democracy. At Impax, we also understand that investing in the transition to a more sustainable economy is also investing in the transition to a more equitable society, and that both depend on the survival, indeed the expansion and flowering, of liberal democracy.

May our work in 2021 defend these institutions and advance this agenda.

On behalf of all of us here at Impax Asset Management and Pax World Funds, I wish you and yours a very healthy, safe and happy year ahead.

Sincerely,

Joseph F. Keefe

President

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investments involve risk, including potential loss of principal.

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You should always consider Pax World Funds’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please download the Funds’ prospectus. Please read it carefully before investing.

The S&P 500 Index is an unmanaged index of large capitalization common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

One cannot invest directly in any index.

The Morningstar Sustainability Rating measures how well the companies in a fund’s portfolio manage their environmental, social and governance (ESG) risks and opportunities relative to the fund’s peers. First, a Morningstar Portfolio Sustainability Score™ ranging from 0 to 100 is derived from an asset weighted average of the underlying company ESG scores quarterly. Next, scored funds are rated monthly: The top 10% receive 5 globes (High), the next 22.5% receive 4 (Above Average), the next 35% receive 3 (Average), the next 22.5% receive 2 (Below Average), and the bottom 10% receive 1 (Low). Sustainalytics provides company-level analysis used in the calculation of Morningstar’s Sustainability Score. A higher score indicates that a fund, on average, has more of its assets invested in companies that score well according to the Sustainalytics methodology. For details, visit http://morningstar.com/company/sustainability.

Sustainability Score for the Pax Sustainable Allocation Fund as of 11/30/2020 is 20.86. Percent Rank in Category is 4 and Sustainability Rating is 5 globes as of 11/30/2020.

Sustainability Score for the Pax Large Cap Fund as of 11/30/2020 is 20.71. Percent Rank in Category is 4 and Sustainability Rating is 5 globes as of 11/30/2020.

Sustainability Score for the Pax ESG Beta Quality Fund as of 11/30/2020 is 21.10. Percent Rank in Category is 14 and Sustainability Rating is 4 globes as of 11/30/2020.

Sustainability Score for the Pax ESG Beta Dividend Fund as of 11/30/2020 is 20.76. Percent Rank in Category is 5 and Sustainability Rating is 5 globes as of 11/30/2020.

Sustainability Score for the Pax Global Opportunities Fund as of 11/30/2020 is 19.70. Percent Rank in Category is 3 and Sustainability Rating is 5 globes as of 11/30/2020.

Sustainability Score for the Pax Global Environmental Markets Fund as of 11/30/2020 is 20.80. Percent Rank in Category is 12 and Sustainability Rating is 4 globes as of 11/30/2020.

Sustainability Score for the Pax Ellevate Global Women’s Leadership Fund as of 11/30/2020 is 20.84. Percent Rank in Category is 13 and Sustainability Rating is 4 globes as of 11/30/2020.

Sustainability Score for the Pax MSCI EAFE ESG Leaders Index Fund as of 11/30/2020 is 20.77. Percent Rank in Category is 12 and Sustainability Rating is 4 globes as of 11/30/2020.

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Lipper Leader scores are subject to change every month and are calculated for the following time periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile rank for each category metric over three-, five-, and ten-year periods (if applicable). The top 20% of funds in each classification are rated 5 and are named Lipper Leaders, the next 20% are rated 4, the middle 20% are rated 3, the next 20% are rated 2, and the lowest 20% are rated 1.

Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category.

Data shown represents rankings for the Pax Ellevate Global Women’s Index Fund — Institutional Class (PXWIX) — as of 12/31/20 in the Lipper Global Multi-Cap Core category based on average annual returns. The Pax Ellevate Global Women’s Index Fund — Institutional Class (PXWIX) — 1-year 58th percentile rank out of 136 funds, 3-year 21st percentile rank out of 111 funds, 5-year 27th percentile rank out of 90 funds, 10-year 40th percentile rank out of 64 funds.

Data shown represents rankings for the Pax Large Cap Fund — Institutional Class (PXLIX) — as of 12/31/20 in the Lipper Large-Cap Core category based on average annual returns. The Pax Large Cap Fund — Institutional Class (PXLIX) — 1 year 9th percentile rank out of 639 funds, 3 year 3rd percentile rank out of 584 funds.

Data shown represents rankings for the Pax Small Cap Fund — Institutional Class (PXSIX) — as of 12/31/2020 in the Lipper Small-Cap Core category based on average annual returns. The Pax Small Cap Fund — Institutional Class (PXSIX) — 1-year 36th percentile rank out of 900 funds, 3-year 54th percentile rank out of 853 funds, 5-year 67th percentile rank out of 745 funds, 10-year 50th percentile rank out of 544 funds.

Data shown represents rankings for the Pax ESG Beta Quality Fund — Institutional Class (PWGIX) — as of 12/31/2020 in the Lipper Multi Cap Core category based on average annual returns. The Pax ESG Beta Quality Fund — Institutional Class (PWGIX) — 1-year 66th percentile rank out of 661 funds, 3-year 52nd percentile rank out of 598 funds, 5-year 60th percentile rank out of 525 funds, 10-year 62nd percentile rank out of 387 funds.

Data shown represents rankings for the Pax ESG Beta Dividend Fund — Institutional Class (PXDIX) — as of 12/31/2020 in the Lipper Equity Income category based on average annual returns. The Pax ESG Beta Dividend Fund — Institutional Class (PXDIX) — 1-year 9th percentile rank out of 489 funds, 3-year 8th percentile out of 462 funds.

Data shown represents rankings for the Pax Global Opportunities Fund — Institutional Class (PXGOX) — as of 12/31/2020 in the Lipper Global Multi-Cap Growth category based on average annual returns. The Pax Global Opportunities Fund — Institutional Class (PXGOX) — 1-year 76th percentile rank out of 193 funds.

Data shown represents rankings for the Pax Global Environmental Markets Fund — Institutional Class (PGINX) — as of 12/31/2020 in the Lipper Global Multi-Cap Core category based on average annual returns. The Pax Global Environmental Markets Fund — Institutional Class (PGINX) — 1-year 10th percentile rank out of 136 funds, 3-year 8th percentile rank out of 111 funds, 5-year 4th percentile rank out of 90 funds, 10-year 10th percentile rank out of 64 funds.

Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund — Institutional Class (PXNIX) — as of 12/31/2020 in the International Large-Cap Core category based on average annual returns. The Pax MSCI EAFE ESG Leaders Index Fund — Institutional Class (PXNIX) — 1-year 25th percentile rank out of 116 funds, 3-year 6th percentile rank out of 103 funds, 5-year 46th percentile rank out of 86 funds.

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Data shown represents rankings for the Pax High Yield Bond Fund — Institutional Class (PXHIX) — as of 12/31/2020 in the Lipper High Yield Bond category based on average annual returns. The Pax High Yield Bond Fund — Institutional Class (PXHIX) — 1-year 9th percentile rank out of 509 funds, 3-year 9th percentile rank out of 474 funds, 5-year 17th percentile rank out of 418 funds, 10-year 66th percentile rank out of 324 funds.

Data shown represents rankings for the Pax Sustainable Allocation Fund — Institutional Class (PAXIX) — as of 12/31/2020 in the Morningstar Allocation–50% to 70% Equity category based on average annual returns. The Pax Sustainable Allocation Fund — Institutional Class (PAXIX) — 1-year 16th percentile rank out of 673 funds, 3-year 14th percentile rank out of 636 funds, 5-year 22nd percentile rank out of 575 funds, 10 year 35th percentile rank out of 414 funds.

Data shown represents rankings for the Pax Core Bond Fund — Institutional Class (PABIX) — as of 12/31/2020 in the Lipper Core Bond category based on average annual returns. The Pax Core Bond Fund — Institutional Class (PABIX) — 1-year 84th percentile rank out of 506 funds, 3-year 75th percentile rank out of 476 funds.

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December 31, 2020
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.

2020: The Year Everything Changed

By most accounts, 2020 will go down as a rotten year. But for all its many, many negatives, it was a year that had much to teach us. Multiple crises offered a unique lens through which to view humanity and humans, and because humans, and the decisions they make and the companies they run, are at the very heart of our work in sustainable investing, it was also a fascinating year that offered great insight for the work that we do here at Impax.

A pandemic moves in

Crises, though painful, offer clues about companies’ true characters, and the pandemic has been no exception. Early in 2020 we began analyzing companies’ handling of the COVID-19 crisis, looking at such issues as how they were implementing furloughs, how they were handling executives’ pay amid company-wide cuts and how they were ensuring the safety of their employees and customers. Every company’s approach offered nuggets about its philosophy of people management, and because any company’s success is tied to the success of its workers, it also offered critical insight about the long-term prospects of the companies we looked at.

The information we gleaned — both the positive and negative examples of companies’ pandemic responses — provided fodder for our engagements on this topic throughout 2020. We asked companies to consider how they might extend or expand remote work arrangements and how they might modify their paid leave policies to help protect their entire workforce. Ensuring the long-term success of all workers will be key components of risk management and business continuity going forward, and we will continue engaging with companies on this topic to help them identify structural changes that could make them more resilient. For all it has wrought, the pandemic has also shown what is possible, and there’s much to be gained from that insight.

Public policy goes pear-shaped

Sustainable Investing Rules

Public policy demanded more of our attention than usual during 2020, on multiple fronts. The Department of Labor (DOL) produced new rules that would handicap sustainable investors. One proposed rule sought to discourage retirement plans from investing in funds that integrate environmental, social and governance (ESG) factors, falsely contending that ESG factors were nonpecuniary or detracted from

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December 31, 2020

returns. We registered opposition, and our comment letter to the DOL included an appendix with more than 300 research citations that link ESG performance to financial performance, suggesting that ESG considerations can be very material to how companies and investment portfolios perform and that ignoring them would not be in the best interests of retirees. The final rule was significantly less restrictive than the original proposed rule, eliminating references to ESG, and simply reiterating that any considerations included in a fund on any ERISA platform must be pecuniary, or material to investment performance.

We also registered opposition to a DOL-proposed rule designed to hush the voices of certain shareholders by making proxy voting much more onerous. The original proposed rule would have required that every vote on every item on every proxy that investors vote must have a cost/benefit analysis, unless voted in line with management recommendations. Many of the comment letters about this rule, including ours, pointed out that this was both burdensome and costly, and not in the interests of shareholders. The final rule omitted that requirement but reiterated existing regulatory advice to vote every proxy in line with fiduciary duty.

Climate change

Despite a reduction in air travel, commuting and other greenhouse gas-producing activities in 2020, our planet continues to warm, and the physical risks associated with a changing climate continue to increase for investors. In June we filed a petition for rulemaking with the Securities and Exchange Commission asking that companies be required to disclose the precise locations of their significant assets so that investors, analysts and financial markets can better assess the physical risks they face connected with climate change. Where a company is located can say a lot about its vulnerability to climate change — e.g., whether it is vulnerable to or protected from risks such as sea level rise or coastal storm surge — but companies for the most part are not required to report their physical locations. Without that more precise physical location data, investors will be vulnerable to an increasingly frequent and severe set of climate-related events.

In the fall we teamed up with the New York State Common Retirement Fund to ask companies in the S&P 500 Index to voluntarily disclose the locations of their significant assets, including facilities, reserves, buildings and installations whose loss or impairment would impact financial results. To date, we’ve heard from back from many of the 500 companies, and we’ve had conversations with more than 50 of them as of the end of 2020. We have been encouraged to see that at least a few companies have given physical risk much thought, but others have a steeper learning curve to ascend on this topic. We believe that our engagement will help them understand its importance.

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December 31, 2020

Racial injustice in action

As we have seen during the pandemic, environmental stressors can contribute significantly to the higher mortality rate among racial minorities in the United States. That’s why we have asked chemical companies that operate in areas where the surrounding demographics are disproportionately racial and ethnic minorities to: 1) take steps to curtail pollution and 2) to report publicly on their production, management, and use of cleaner alternatives in areas where their operations expose surrounding communities to harmful chemicals.

Investing in the transition to a more sustainable economy also means investing in the transition to a more just society — one that values the lives, livelihoods and talents of every single person. We’ll keep pressing companies and policymakers on these issues, and with the new presidential administration making environmental justice a big focus as well, we’ll hope to have some winds at our backs for a change.

Hope on the horizon

The Biden-Harris administration has made climate action and equality pillars of its plans to move America forward. This is a welcome development for us here at Impax since these are our major engagement focus areas. The timing couldn’t be better: The clock is ticking on climate, and hundreds of thousands of women lost or left their jobs in 2020 largely due to the ancillary effects of the pandemic, creating a “she-cession” that will take a multitude of public and private sector players to correct. Biden’s cabinet nominees and appointees have deep experience on these themes, but much of the administration’s agenda will require Congressional approval, and it remains to be seen whether they will be able to deliver their ambitious agenda with only a thin majority in the Senate.

We will not let up. We’ll continue urging companies to become more sustainable, because we believe that more sustainable companies are more resilient companies that will be better positioned to weather future crises and downturns — for there will be others. It is in our best interests as investors, and as global citizens, to ensure the companies in our portfolios are doing whatever they reasonably can to become more resilient. This is the core of our engagement work.

Sincerely,

Julie Gorte, Ph.D.
SVP for Sustainable Investing

12

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, Foreside Financial Services, LLC is not affiliated with Impax Asset Management LLC or Impax Asset Management, Ltd.

13

December 31, 2020
Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Institutional Class and Investor Class of the Fund had total returns of 23.99% and 23.75%, respectively, compared to 18.40% for the S&P 500 Index and 16.10% for the Lipper Large-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund outperformed the S&P 500 Index for calendar year 2020 and experienced broad-based contributions from nearly every sector. The sectors which contributed the most to performance were Industrials, Consumer Discretionary and Real Estate, while only the Health Care and Materials sectors detracted from the Fund’s overall relative performance. In addition, The Fund is fossil fuel-free, which benefitted performance during the period as the Energy sector underperformed the broader market.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund added to Information Technology and Health Care during the period, while trimming its weight in Communication Services. The Fund was positioned relatively defensively at the beginning of the period, and gradually we added more cyclically exposed and attractively valued companies as the year progressed, with a focus on prospects for attractive earnings and cash flow growth looking out to 2022.

What portfolio holdings contributed positively to performance?

Notable holdings that contributed positively to performance in 2020 were UPS, T-Mobile, and Trane Technologies. The Fund bought UPS early in 2020 based largely on its inexpensive valuation, and the company soon revalued upward as e-commerce demand skyrocketed due to COVID-19. T-Mobile finally closed on its acquisition of Sprint after a two-year regulatory review, reported strong growth in new subscribers all year, and has begun executing on the considerable cost

14

December 31, 2020

synergies associated with the merger. Trane separated from Ingersoll-Rand early in 2020 and has established itself as a leading provider of environmentally-friendly HVAC equipment.

What portfolio holdings detracted from performance?

Notably weak holdings were AIG and Merck. AIG stock price suffered from elevated COVID-related claims and the negative effect of lower interest rates on its businesses. After the company announced a separation of its life and retirement business from its core property/casualty operations, we decided to exit the stock. Merck stock price lagged despite its business performing in-line with expectations, as fears of drug price regulation and a more cautious approach to COVID-19 related drug discovery pressured the stock’s valuation in 2020.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

15

December 31, 2020
Pax Large Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXLIX	23.99%	16.82%	17.43%
Investor Class[2]	PAXLX	23.75%	16.55%	17.15%
S&P 500 Index		18.40%	14.18%	15.63%
Lipper Large-Cap Core Funds Index		16.10%	12.42%	14.09%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	98.5%
Cash & Cash Equivalents	1.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	5.4%
Apple, Inc.	4.9%
Amazon.com, Inc.	3.3%
Voya Financial, Inc.	3.1%
Procter & Gamble Co., The	2.8%
Applied Materials, Inc.	2.8%
Alphabet, Inc., Class A	2.6%
Alphabet, Inc., Class C	2.6%
Lowe’s Cos., Inc.	2.6%
Target Corp.	2.6%
Total	32.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

16

December 31, 2020

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.7%
Health Care	16.7%
Consumer Discretionary	12.1%
Financials	11.3%
Communication Services	9.9%
Industrials	7.5%
Real Estate	4.8%
Consumer Staples	4.7%
Materials	1.7%
Utilities	1.0%
Other assets and liabilities (net)	1.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

17

December 31, 2020
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 11.77%, 11.73% and 12.06%, respectively, compared to 19.96% for the Russell 2000 Index and 10.69% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

2020 was a volatile year in the equity markets due to the COVID-19 pandemic and its effect on society and the global economy. Aggressive fiscal stimulus and accommodative monetary policy helped equity markets perform well during the period, despite worsening COVID-19 trends. Positive vaccine data and subsequent approvals buoyed sentiment in the latter half of the year, allowing investors to look though near-term economic weakness to the eventual re-opening of the economy. This catalyzed small cap stocks in particular, leading to outperformance versus their large cap counterparts as smaller companies are more cyclically oriented.

While the Fund had strong performance in the Technology and Communication Services sectors, this was more than offset by poor results within Healthcare and Industrials. The Fund’s higher quality, lower risk positioning was a headwind to performance as low quality companies we believe are significantly outperformed during the year.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Over the period, we reduced exposure to the Technology and Utilities sectors, while increasing our allocation to the Industrials and Financials sectors. We are increasingly optimistic about an improving economy and have begun to position the Fund in sectors and companies we believe are poised to benefit from faster economic growth.

18

December 31, 2020

What portfolio holdings contributed positively to performance?

Darling Ingredients, an agricultural company with a growing biofuel business, increased 189% during the period. Their joint venture with Valero, Diamond Green Diesel, is increasingly viewed as a value driver for the overall business. The U.S. presidential election and subsequent Senate outcome increased the odds of the current favorable tax policy for the industry continuing into the future. While we acknowledge that valuation has expanded, we continue to view the shares as attractive given the potential upside to consensus earnings estimates.

Horizon Therapeutics, a bio-pharmaceutical company, increased 34% during the period that we held shares. Shares performed well on the better than expected launch of their thyroid eye disease drug, Tepezza. This drug provides a solution for a patient population with very few non-surgical options. This pent-up demand helped the company overcome industry challenges related to the COVID-19 pandemic. We exited the position as Horizon’s market cap moved above our small cap threshold.

What portfolio holdings detracted from performance?

Ligand Pharmaceuticals, a diversified bio-pharmaceutical company, declined -5% during the period. The company reported positive financial results and raised guidance several times due in large part to their product, Captisol, which is part of Gilead Sciences’ COVID-19 therapy, Remdesivir. However, Ligand’s underperformance reflected concerns over the durability of Captisol’s strong revenue growth as well as the early stage nature of Ligand’s partnered product pipeline. We used weakness in shares as an opportunity to add to our position because we believe investors are underestimating the earnings power of Ligand’s business.

MRC Global, an industrial distributor of pipes, valves and fittings, declined -51% during the year. The company was negatively impacted by reduced expenditures by their customers. We believe customers are poised to accelerate spending as economic growth improves. Over the course of the downturn, the company has cut costs, which should enable significant margin expansion as revenue growth returns. In addition, we are encouraged by management’s strategy of shifting their product mix towards higher value-add products, like valves. These valves not only carry higher margins but are critical in combatting the negative environmental impact from gas leaks.

19

December 31, 2020
Pax Small Cap Fund, continued

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2020

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		11.77%	5.07%	8.26%	9.16%
Class A1,2,4	PXSAX	NAV[3]	11.73%	5.04%	8.24%	9.15%
		POP	5.60%	3.09%	7.03%	8.54%
Institutional Class[1]	PXSIX		12.06%	5.32%	8.54%	9.44%
Russell 2000 Index			19.96%	10.25%	13.26%	11.20%
Lipper Small-Cap Core Funds Index			10.69%	7.06%	11.37%	10.00%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

20

December 31, 2020

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	3.8%
U.S. Stocks	93.0%
Cash & Cash Equivalents	3.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Victory Capital Holdings, Inc., Class A	5.7%
HomeTrust Bancshares, Inc.	4.4%
Meridian Bancorp, Inc.	3.8%
White Mountains Insurance Group, Ltd.	2.9%
Ligand Pharmaceuticals, Inc.	2.7%
Voya Financial, Inc.	2.5%
Coherus Biosciences, Inc.	2.5%
RealPage, Inc.	2.4%
Darling Ingredients, Inc.	2.0%
Natus Medical, Inc.	2.0%
Total	30.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	20.2%
Industrials	17.8%
Health Care	14.5%
Information Technology	13.9%
Consumer Discretionary	9.0%
Real Estate	7.8%
Consumer Staples	7.2%
Communication Services	4.3%
Materials	1.0%
Other assets and liabilities (net)	4.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

21

December 31, 2020
Pax ESG Beta Quality Fund

Portfolio Managers
Ran Leshem
Robert Tymoczko
Michael Branch, CFA
Annie Tan

Sub-Adviser
Aperio Group, LLC1

[1]	See Note F for additional information

Portfolio Managers’ Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Pax ESG Beta Quality Fund Investor Class, Class A, and Institutional Class shares had total returns of 13.34%, 13.33% and 13.57%, respectively, compared to 20.96% for the Russell 1000 Index and 21.20% for the Lipper Multi-Cap Core Funds Index.

What factors contributed positively to performance?

The Fund’s exposure to companies with higher profitability, a traditional quality factor, contributed to relative performance for the period.

As part of the Fund’s proprietary SmartCarbonTM approach, there is no fossil fuel exposure in the portfolio, which benefited performance as the Energy sector lagged due to a weak outlook for global oil demand.

What factors detracted from performance?

The tilt toward value stocks, as measured by the earnings yield, was a detractor as value underperformed growth during the economic recovery. A tilt towards companies with lower volatility (i.e., low beta) detracted from relative performance for the period.

An overweight to the Consumer Discretionary sector, which is driven by the factor and ESG tilts, detracted from relative returns as widespread shutdowns and economic uncertainty weighed heavily on hotels, restaurants and retailers.

Weighting the portfolio toward companies with stronger ESG characteristics is one of the five factors used in this smart beta strategy, which is designed to deliver strong long-term investment performance. On a short-term basis, however, ESG and other factors can negatively affect returns. During the period, companies with stronger ESG profiles, particularly those in the top quartile as measured by the Impax Sustainability Score, underperformed companies with weaker ESG profiles. The Fund’s overweight to companies with the strongest ESG profiles detracted from relative performance.

22

December 31, 2020

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2020

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		13.34%	11.22%	12.25%	11.31%
Class A1,2,4	PXGAX	NAV[3]	13.33%	11.20%	12.25%	11.31%
		POP	7.11%	9.14%	10.99%	10.68%
Institutional Class[1]	PWGIX		13.57%	11.49%	12.52%	11.58%
Russell 1000 Index			20.96%	14.82%	15.60%	14.01%
Lipper Multi-Cap Core Funds Index			21.20%	13.09%	14.37%	12.25%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

23

December 31, 2020
Pax ESG Beta Quality Fund, continued

Portfolio Highlights (Unaudited), continued

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	0.7%
U.S. Stocks	98.6%
Cash & Cash Equivalents	0.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	4.7%
Amazon.com, Inc.	3.9%
Alphabet, Inc., Class A	3.0%
Texas Instruments, Inc.	2.8%
Verizon Communications, Inc.	2.7%
Thermo Fisher Scientific, Inc.	2.6%
Johnson & Johnson	2.2%
Allstate Corp., The	1.8%
MetLife, Inc.	1.8%
Total	31.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	30.0%
Health Care	16.0%
Consumer Discretionary	11.8%
Communication Services	10.5%
Financials	9.4%
Industrials	8.3%
Consumer Staples	7.0%
Materials	2.2%
Utilities	2.2%
Real Estate	2.1%
Other assets and liabilities (net)	0.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

24

December 31, 2020
Pax ESG Beta Dividend Fund

Portfolio Managers
Ran Leshem
Robert Tymoczko
Michael Branch, CFA
Annie Tan

Sub-Adviser
Aperio Group, LLC1

[1]	See Note F for additional information

Portfolio Managers’ Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Fund’s Institutional Class and Investor Class shares had total returns of 14.54% and 14.25%, respectively, compared to 20.96% for the Russell 1000 Index and 4.72% for the Lipper Equity Income Funds Index.

What factors contributed positively to performance?

The Fund’s exposure to companies with higher profitability, a traditional quality factor, contributed to relative performance for the period.

As part of the Fund’s proprietary SmartCarbonTM approach, there is no fossil fuel exposure in the portfolio, which benefited performance as the Energy sector lagged due to a weak outlook for global oil demand.

What factors detracted from performance?

The tilt towards companies with higher dividend yield1 had a negative impact on returns as investors favored higher growth companies (with low dividend payouts) over more stable, dividend paying companies.

The Fund’s exposure to companies with higher management quality — a measure of the extent of asset expansion, capital expenditure growth and share issuance growth – was a detractor for the period. The Fund’s exposure to companies with higher earnings quality – a measure of the uncertainty around a company’s operating fundamentals – also detracted from performance.

Weighting the portfolio toward companies with stronger ESG characteristics is one of the five factors used in this smart beta strategy, which is designed to deliver strong long-term investment performance. On a short-term basis, however, ESG and other factors can negatively affect returns. During the period, companies with stronger ESG profiles, particularly those in the top quartile as measured by the Impax Sustainability Score, underperformed companies with weaker ESG profiles. The Fund’s overweight to companies with the strongest ESG profiles detracted from relative performance.

25

December 31, 2020
Pax ESG Beta Dividend Fund, continued

[1]	Dividend yield is the ratio of a company’s annual dividend compared to its share price.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXDIX	14.54%	11.56%	13.10%
Investor Class[2]	PAXDX	14.25%	11.23%	12.80%
Russell 1000 Index		20.96%	14.82%	16.08%
Lipper Equity Income Funds Index		4.72%	7.31%	9.27%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	99.0%
Cash & Cash Equivalents	1.0%
Total	100.0%

26

December 31, 2020

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	4.6%
Amazon.com, Inc.	3.9%
Texas Instruments, Inc.	3.0%
Johnson & Johnson	2.6%
Home Depot, Inc., The	2.4%
Prudential Financial, Inc.	2.4%
American Financial Group, Inc.	2.3%
Alphabet, Inc., Class A	2.2%
Cisco Systems, Inc.	2.2%
Total	31.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	32.5%
Health Care	13.1%
Consumer Discretionary	12.5%
Industrials	8.9%
Financials	7.7%
Communication Services	6.6%
Consumer Staples	5.9%
Real Estate	5.7%
Materials	5.6%
Utilities	0.4%
Other assets and liabilities (net)	1.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

27

December 31, 2020
Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Fund’s Institutional Class and Investor Class shares had total returns of 23.12% and 22.76%, respectively, compared to 16.25% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and 36.37% for the Lipper Global Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

Global equity markets delivered positive performance in 2020 despite economic disruptions and extreme market volatility caused by the COVID-19 pandemic. The sharp sell-off in markets in February and March was followed by a strong rebound, supported by fiscal and monetary emergency measures. The pandemic caused numerous disruptions and has highlighted some of the more vulnerable areas of the economy, as well as areas of resilience. Lockdown measures prompted what may turn out to be a structural shift in work patterns towards homeworking, facilitated by a dramatically increased use of technology, and accompanied by permanently altered patterns of consumption.

The market recovery was further powered in the second half of the year by steady improvements in economic data, with services and manufacturing sentiment surveys showing greater confidence in most economies. Support has also come from earnings which, despite disruptions across many sectors, have generally shown improvements. A resolution in the U.S. election and multiple vaccine approvals in November saw a rise in market sentiment and economic activity, with the S&P 500 Index reaching a new high.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The investment team took advantage of the market volatility during the year to initiate several new positions at attractive valuation levels in several names within Health Care, Consumer Staples, Industrials and Information Technology, while exiting holdings with lower conviction. Broadly speaking, these changes did not

28

December 31, 2020

result in significant sector changes. The portfolio’s overweight to Europe was lowered slightly with the relative allocation to North America increasing, although the portfolio remains underweight in this region. Importantly, the exposure to cyclical and defensive business models remains well balanced. With the strong move higher in share prices, the weighted average market cap for the portfolio has increased to approximately $165 billion compared to over $300 billion for MSCI ACWI.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Strong performance was achieved from the Information Technology sector as demand for digital products, greater connectivity and investment in cloud infrastructure surged as a result of the COVID-19 pandemic. Taiwan Semiconductor Manufacturing Company which benefitted from digitization trends and demand for high end semiconductors, continued to extend its technological lead in chip manufacturing following an announcement that competitor, Intel, may outsource leading edge chip fabrication in 2021. Cadence (Application Software, U.S.), which is linked to the research and development spending of the semiconductor companies, saw continued robust demand for its semiconductor design tools. Cadence holds a strong position within the chip design ecosystem, and benefits from the secular trend of semi-conductor miniaturization and energy reduction.

The strategy benefitted from good performance in Health Care, where holdings are focused on life science and diagnostic names, which saw strong tailwinds from COVID-19 spending. Thermo Fischer (Life Sciences Tools & Services, U.S.) saw steady earnings growth as it benefitted from unprecedented demand for virus testing and COVID-19 related products and services, and a recovery in its core business, backed by contributions from acquisitions made in previous years.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

In what was generally a positive year, the Financials sector delivered negative returns, plagued by uncertainty over COVID-19-related business disruptions and the potential impact to profits and balance sheets. Hiscox (Property & Casualty Insurance, UK) fell on concerns about the magnitude of business interruption payments to small- and medium-enterprise customers in the wake of lockdown measures in the UK. Hiscox subsequently reported strong top-line growth, with the retail franchise in particular proving resilient and robust year-on-year increases in the pricing environment of risks underwritten through the London market.

29

December 31, 2020
Pax Global Opportunities Fund, continued

Other sectors were also impacted by COVID-19 disruptions. Grifols (Biotechnology, Spain) was unable to fully operate its plasma collection centers, which raised concerns over product shortages hampering revenue and profit growth. Danone (Packaged Foods & Meats, France) was negatively impacted by the lockdown, which resulted in a sharp decline in demand for bottled water. We expect these stocks are set to benefit from the re-opening of economies as vaccines roll out throughout 2021.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	Since Inception[1]
Institutional Class[2]	PXGOX	23.12%	17.85%
Investor Class[2]	PAXGX	22.76%	17.63%
MSCI ACWI (Net) Index		16.25%	12.65%
Lipper Global Multi-Cap Growth Funds Index		36.37%	19.71%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

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December 31, 2020

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	49.8%
U.S. Stocks	48.5%
Cash & Cash Equivalents	1.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.0%
Linde PLC	3.8%
IQVIA Holdings, Inc.	3.7%
AIA Group, Ltd.	3.7%
MasterCard, Inc., Class A	3.7%
Taiwan Semiconductor Manufacturing Co, Ltd.	3.6%
HDFC Bank, Ltd., ADR	3.5%
Evotec SE	3.5%
Cadence Design Systems, Inc.	3.3%
Equinix, Inc., REIT	3.1%
Total	35.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.2%
Health Care	20.8%
Financials	13.9%
Materials	11.9%
Industrials	10.0%
Consumer Staples	7.3%
Real Estate	3.1%
Consumer Discretionary	2.3%
Communication Services	1.9%
Other assets and liabilities (net)	1.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

31

December 31, 2020
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Sid Jha

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund perform for the period?

For the one-year period ended December 31, 2020, the Investor Class, Class A, and Institutional Class of the Fund had total returns of 25.71%, 25.68%, and 26.00%, respectively, versus 16.25% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and 39.86% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

Global equity markets delivered positive performance in 2020 despite economic disruptions and extreme market volatility caused by the COVID-19 pandemic. The sharp sell-off in markets in February and March was followed by a strong rebound, supported by fiscal and monetary emergency measures. The pandemic caused numerous disruptions and has highlighted some of the more vulnerable areas of the economy, as well as areas of resilience. Lockdown measures prompted what may turn out to be a structural shift in work patterns towards homeworking, facilitated by a dramatically increased use of technology, and accompanied by permanently altered patterns of consumption.

The second half of the year brought steady improvements in economic data, corporate earnings, a resolution in the U.S. election, and multiple vaccine approvals. Markets anticipated economic activity to return to normal during 2021 and thus saw a rotation towards more cyclical stocks and sectors. Commitments to net-zero carbon targets, notably including from China, numerous green policy initiatives in Europe, and anticipated redirection from the new U.S. administration brought tailwinds to the environmental and sustainability investment space. Within Environmental Markets, the anticipation of economic normalization and continued focus on net zero carbon emissions resulted in the highest returns being

32

December 31, 2020

generated by Renewables, followed by Energy Efficiency, in particular Industrial Energy Efficiency. The more defensive sectors such as Food, Waste, and Water Treatment lagged due to their more defensive business models.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The investment team slightly consolidated the number of portfolio holdings during the period, from 50 names to 48. The first and second quarter proved to be most active, as the team took advantage of the volatility in the markets to exit some positions with lower conviction or stronger performance and buy shares of what we believe are high quality companies at much more attractive valuations. At the same time, the portfolio managers worked to reduce the Industrials exposure of the portfolio by several percent, finishing the year 3% lower at 41%. In turn, the exposure to Technology was increased by 6% to 20%, closer to the MSCI AWCI Index benchmark weight. Allocation to Consumer Discretionary was slightly reduced as a result of these stock-specific changes.

In thematic terms, these changes meant a reduction in Water Infrastructure exposure (many companies in this subsector are Industrials) and an increase in Energy Efficiency, particularly Technology companies active in Industrial Energy Efficiency. Regional allocation to North America and Europe was increased, funded by exits from positions in Asia. Importantly, the balance between cyclical and defensive business models remained, with a larger allocation to defensive-oriented companies than the benchmark. The portfolio’s weighted average market capitalization size increased to $42 billion from around $30 billion a year earlier.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Strong contributions to return from companies in the Information Technology, Industrials and Health Care sectors led the way for the year 2020. Technology’s critical role in providing more efficient and cost-saving environmental solutions was demonstrated by top performing holdings such as Autodesk (Buildings Energy Efficiency, U.S.) which sells software tools for architecture, engineering and design. Agricultural machinery manufacturer Deere (Sustainable & Efficient Agriculture, U.S.) is an Industrials company which notched large gains during the year due to favorable earnings results and strength in the agricultural sector. The portfolio managers added this name at lower price levels during the volatility in the first quarter of the year. In the Health Care space, Agilent (Environmental Testing

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December 31, 2020
Pax Global Environmental Markets Fund, continued

& Gas Sensing, U.S.) performed well as a result of strong earnings and margins growth, aided by COVID testing, which was a tailwind that helped offset softer demand in more cyclical end markets.

North American and European holdings in the portfolio contributed most to returns, with the smaller allocation to Asia producing smaller gains.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

While all sectors of the portfolio saw positive returns, more defensive areas added smaller returns for the year with markets focused on positive vaccine news and the anticipated resumption of more positive economic growth. Water Utilities and Waste names lagged the broader portfolio. The Asian region has a smaller allocation and thus contributed less.

On an individual company basis, certain portfolio holdings suffered more due to the structural impacts of COVID-19 on their business models. Share prices for the following laggards all finished the year lower, and the investment team exited all three positions during the second half of the year. Welbilt (Sustainable & Efficient Agriculture, U.S.) moved lower as foodservice end markets experienced a large shock due to restaurant and cafeteria closures. The position was exited in the fourth quarter after a recovery in the stock price. East Japan Railway (Pollution Control Solutions, Japan) shares also finished lower for the year with the pandemic impacting ridership volumes in public transportation in Japan, and the postponing of the Olympics originally planned for Tokyo in 2020. This stock was sold in the third quarter. Lastly, Applus (Environmental Testing & Gas Sensing, Spain) faced headwinds in the challenging economic environment due to end market exposure in the automotive and oil & gas markets. The position was sold during the third quarter.

34

December 31, 2020

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2020

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		25.71%	11.19%	13.97%	10.02%
Class A1,2,4	PXEAX	NAV[3]	25.68%	11.19%	13.97%	10.03%
		POP	18.77%	9.11%	12.70%	9.41%
Institutional Class[1]	PGINX		26.00%	11.46%	14.26%	10.31%
MSCI ACWI (Net) Index			16.25%	10.06%	12.26%	9.13%
FTSE Environmental Opportunities Index Series			39.86%	17.15%	18.66%	11.88%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

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Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	40.7%
U.S. Stocks	56.3%
Cash & Cash Equivalents	3.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Linde PLC	3.4%
American Water Works Co., Inc.	3.3%
IDEX Corp.	3.2%
Waste Management, Inc.	3.2%
Agilent Technologies, Inc.	3.2%
Schneider Electric SE	2.9%
Autodesk, Inc.	2.8%
Koninklijke DSM NV	2.7%
Trimble, Inc.	2.6%
Siemens AG	2.5%
Total	29.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

36

December 31, 2020

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		1.1%
	Renewable Energy Developers & Independent Power Producers (IPPs)	1.1%

	Energy Efficiency		37.9%
	Power Network Efficiency	5.2%
	Industrial Energy Efficiency	17.9%
	Buildings Energy Efficiency	6.3%
	Transport Energy Efficiency	8.5%

	Water Infrastructure & Technologies		21.8%
	Water Infrastructure	10.5%
	Water Treatment Equipment	2.2%
	Water Utilities	8.2%
	Diversified Water Infrastructure & Technology	0.9%

	Pollution Control		9.9%
	Pollution Control Solutions	1.5%
	Environmental Testing & Gas Sensing	8.4%

	Waste Management & Technologies		3.2%
	General Waste Management	3.2%

	Environmental Support Services		2.0%
	Environmental Consultancies	2.0%

	Food, Agriculture & Forestry		17.0%
	Logistics, Food Safety & Packaging	6.1%
	Sustainable & Efficient Agriculture	10.9%

	Diversified Environmental		3.4%
	Diversified Environmental	3.4%

	Other assets and liabilities (net)	3.7%	3.7%
	Total	100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

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Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	55.9%
United Kingdom	8.9%
Germany	7.8%
France	5.3%
Japan	4.0%
Netherlands	3.7%
China	2.2%
Taiwan	2.1%
Switzerland	1.5%
Belgium	1.3%
Ireland	1.3%
Hong Kong	1.2%
Denmark	1.1%
Other Assets and liabilities (net)	3.7%
Total	100.0%

38

December 31, 2020
Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Barbara Browning, CFA

Portfolio Manager Scott LaBreche

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Investor and Institutional Class1 had total returns of 13.67% and 13.94%, respectively, compared to 13.46% for the Impax Global Women’s Leadership Index (Women’s Index), 15.90% for the MSCI World (Net) Index (World Index) and 15.25% for the Lipper Global Multi-Cap Core Funds Index.

COVID-19 fears contributed to the extreme market volatility during the year. Global equity markets, as measured by the World Index, decreased by 21.1% in the first quarter and rebounded sharply by 46.81% over the next three quarters, pushing the World Index annual return to 15.90%. High beta, momentum, and growth stocks dominated global market performance on expectations of a fuller reopening of the economy, which created a headwind given the Fund’s lower risk and higher quality orientation.

The Institutional Class of the Fund has outperformed the World Index for the period since reorganization (when the Fund adopted its current investment strategy), June 4, 2014 through December 31, 2020. The Fund’s overweight to the highest-rated quartile of companies within the World Index based on gender-diverse leadership has made the greatest contribution to the Fund’s relative outperformance, along with the Fund’s significant underweight to the bottom two quartiles of companies with less gender-diverse leadership.

In addition, the Fund has produced strong results compared with peers. The Institutional Class1 shares of the Fund (PXWIX) has posted a top 27% ranking (out of 90 funds) over the five-year period ended December 31, 2020, based on average annual returns within the Lipper Global Multi-Cap Core classification.1

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Pax Ellevate Global Women’s Leadership Fund, continued

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the As of December 31, 2020, Women’s Index. The Fund pursues a systematic strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender-diverse leadership, as rated by Impax Gender Analytics.2

The Fund overweights the portfolio toward Women’s Index companies with greater representation of women on boards and in senior management. As of December 31, 2020, Women hold 41% of the board seats and 30% of senior management positions in companies in the Fund, compared to 30% and 21%, respectively, within the World Index. In addition, 94% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 58% and 79%, respectively, for companies in the World Index. 36% of companies in the Fund have a woman CEO or CFO, compared with 17% of companies in the World Index. In addition, 41% of companies in the Fund have disclosed pay equity analysis, compared with 23% of companies in the World Index.

What contributed positively and negatively to performance?

During the year, global equity markets were disproportionality impacted by a handful of growth-oriented, higher market cap companies, including Apple, Amazon, Tesla, NVIDIA, Netflix, Facebook and Alphabet. In fact, half of the World Index return for the year is attributable to the dominant performance results of those seven stocks. Not owning six of those seven stocks for most of the year, because they fall outside of the top 400 in the world based on our gender criteria, detracted from Fund performance. Netflix was held all year, while Amazon was a new addition to our gender leadership universe as of November 30, 2020, due to its continued improvement in gender diversity relative to peers.

On a sector basis, Consumer Discretionary holdings detracted the most during the year. An underweight allocation to Automotive, no exposure to Amazon for most of year, and poor results from Capri and Macy’s drove the negative results.

Also detracting from performance was an underweight allocation and portfolio holding in the strong-performing Information Technology sector4. The impact of not owning Apple and NVIDIA outweighed the strong results from Twilio, Autodesk, Microsoft, Intuit and Texas Instruments. Also, an overweight allocation

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December 31, 2020

and holdings in Financials, one of the worst performing sectors3 during the year, detracted from relative return, led by poor results from CNP Assurances, Bank of America and Swedbank.

Conversely, the Fund’s zero allocation to the Energy sector and weapon companies and its underweight to REITs helped relative performance. Within the Industrials and Materials sectors, the Fund’s lower allocation to Metals & Mining and strong results from Koninklijke DSM, Wolters Kluwer and VINCI, added to the Fund’s relative performance.

Footnotes:

[1]

Data shown represents rankings for the Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Leadership Fund - Institutional Class (PXWIX) 1-year 58th percentile rank out of 136 funds, 3-year 21st percentile rank out of 111 funds, 5-year 27th percentile rank out of 90 funds, since re-org (06/04/14) 17th percentile rank out of 79 funds and 10-year 40th percentile rank out of 64 funds.

[2]	Impax Gender Analytics, December 31, 2020. The Fund’s investable universe, the Women’s Index, had its annual reconstitution on 11/30/2020.

[3]	Source FactSet attribution: Annual 12/31/2020 MSCI World Index Information Technology Sector return of 43.99% and MSCI World Index Financials -2.79%.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

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Pax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	13.67%	9.83%	11.89%	8.95%
Institutional Class[1]	PXWIX	13.94%	10.11%	12.17%	9.22%
Impax Global Women’s Leadership (Net) Index*		13.46%	10.46%	11.96%	N/A
MSCI World (Net) Index		15.90%	10.54%	12.19%	9.87%
Lipper Global Multi-Cap Core Funds Index		15.25%	8.50%	11.15%	9.14%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

*	Inception date of Women’s Index is February 28. 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Leadership Fund (the fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	32.0%
U.S. Stocks	67.5%
Cash & Cash Equivalents	0.5%
Total	100.0%

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December 31, 2020

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	5.0%
Amazon.com, Inc.	4.7%
Estee Lauder Cos, Inc., The, Class A	2.1%
Starbucks Corp.	2.1%
American Water Works Co., Inc.	2.1%
Principal Financial Group, Inc.	2.1%
Autodesk, Inc.	1.8%
Coca-Cola Co., The	1.7%
Koninklijke DSM NV	1.6%
Johnson & Johnson	1.6%
Total	24.8%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	17.5%
Information Technology	17.4%
Consumer Discretionary	16.5%
Health Care	13.4%
Consumer Staples	11.4%
Materials	6.9%
Industrials	6.6%
Communication Services	5.0%
Utilities	2.9%
Real Estate	1.6%
Other assets and liabilities (net)	0.8%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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Pax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	67.3%
France	8.5%
Canada	4.6%
United Kingdom	4.4%
Netherlands	3.5%
Australia	3.1%
Germany	2.7%
Sweden	1.6%
Denmark	0.9%
Norway	0.7%
Switzerland	0.4%
Italy	0.3%
Spain	0.3%
Belgium	0.2%
Finland	0.2%
Hong Kong	0.2%
Japan	0.1%
New Zealand	0.1%
Singapore	0.1%
Israel	0.0%*
Portugal	0.0%*
Other Assets and liabilities (net)	0.8%
Total	100.0%

*	Rounds to less than 0.05%.

44

December 31, 2020
Pax MSCI EAFE ESG Leaders Index Fund

Portfolio Manager Scott LaBreche

Portfolio Manager’s Comments

How did the Pax MSCI EAFE ESG Leaders Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Institutional Class1 and Investor Class had total returns of 10.78% and 10.51%, respectively, compared to 10.45% for the MSCI EAFE ESG Leaders (Net) Index (the “Index”) and 7.82% for the MSCI EAFE (Net) Index (“EAFE Index”), and 5.04% for the Lipper International Large-Cap Core Funds Index.

COVID-19 fears contributed to the extreme market volatility during the year. International equity markets, as measured by the World Index, decreased by -22.83% in the first quarter and rebounded sharply by 39.71% over the next three quarters, pushing the EAFE Index annual return to 7.82%. High beta, momentum, and growth stocks dominated global market performance during the year on expectations of a fuller reopening of the economy. Within these extreme conditions, the Fund outperformed the EAFE Index, demonstrating the Fund’s resilience in both declining and advancing markets.

During the period, the Fund crossed its nine-year since inception milestone. The Fund has outperformed the EAFE Index over the 1-, 3-, 5-year and since inception periods ending December 31, 2020. Specifically, over its since inception period (9 years and 11 months, ended December 31, 2020), the Fund’s Institutional Class shares and Investor Class shares have returned 5.67% and 5.41%, respectively, versus the EAFE Index return of 5.18%. We believe that this result, combined with the Fund’s lower volatility, demonstrates that focusing on the highest-rated ESG companies in international developed markets over the long-term can provide investors improved return with reduced risk.1

In addition, the Fund has produced strong results compared with peers. The Institutional Class shares of the Fund (PXNIX) has posted a top 6% ranking (out of 103 funds) over the three-year period, top 46% ranking (out of 86 funds) over the five-year period and top 17% ranking (out of 71 funds) since inception for the period ended December 31, 2020, based on average annual returns within the Lipper International Large-Cap Core classification.2

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Pax MSCI EAFE ESG Leaders Index Fund, continued

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index. The Fund and the Index are constructed to have a better ESG profile than the EAFE Index, and the Fund’s holdings averaged an overall score of 7.99 on MSCI ESG Research’s 0 to 10 scale compared to an overall score of 7.00 for the EAFE Index as of December 31, 2020.3 Long term, the Fund seeks to generate better risk-adjusted performance than the EAFE Index through its ESG focus.

Our Fund is fossil fuel-free and integrates our proprietary SmartCarbon™ approach into the investment process. This risk-based process manages exposure to companies with fossil fuel reserves on their balance sheets, replacing energy4 company holdings with a diversified basket of energy efficiency stocks while maintaining the integrity of the investment process and minimizing change in tracking error. The SmartCarbonTM approach helps reduce the Fund’s carbon intensity,5 which is 30% lower than the EAFE Index.

What contributed positively and negatively to performance?

The Fund’s ESG focus added the most to relative performance versus the EAFE Index during the period, driven by its overweight allocation to the highest-rated ESG companies.4

In addition, the Fund’s proprietary SmartCarbonTM approach contributed significantly to relative performance. Both aspects of this approach, an overweight exposure toward energy efficiency companies and no exposure to the Energy sector helped performance.

From a sector perspective, nine of the eleven sectors added relative return during the year. Financials was a top contributor for the year, driven by strong results from holdings in banks.

Industrials added to relative return during the period, led by the Fund’s avoidance of companies that manufacture weapons and strong results from Vestas Wind, Schneider Electric and Siemens AG. Also adding to relative return during the period were Fund holdings within the Information Technology sector, led by strong results from three companies providing energy efficiency solutions.

Conversely, portfolio holdings in the Communication Services and Consumer Discretionary sectors detracted the most during the period led by poor results from companies within the Diversified and Wireless Telecommunication Services

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December 31, 2020

and Textiles Apparel & Luxury Goods industries, along with an underweight allocation to Internet & Direct Marketing, which had strong returns during the period.

Footnotes:

[1]	Reduced risk is measured by standard deviation. PXNIX since inception standard deviation is 14.61 compared to 15.12 for the EAFE.

[2]

Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund - Institutional Class (PXNIX) in the Lipper International Large-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax MSCI EAFE ESG Leaders Index Fund - Institutional Class (PXNIX) 1-year 25th percentile rank out of 116 funds, 3-year 6th percentile rank out of 103 funds, 5-year 46th percentile rank out of 86 funds and since inception (01/27/11) 17th percentile rank out of 71 funds.

[3]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The scoring system is based on general and industry specific ESG criteria, assigning a score on a 0 to 10-point scale (0 lowest to 10 highest).

[4]	The Energy sector is based on Global Industry Classification Standard (GICS), a widely recognized industry standard.

[5]

The MSCI Weighted Average Carbon Intensity (tons of CO2e/$M sales) measures a fund’s exposure to carbon intensive companies. It is calculated as the sum of security weight (normalized for corporate positions only) multiplied by the security Carbon Intensity. This allows for comparisons between funds and indices of different sizes. As of 12/31/20, the Pax MSCI EAFE ESG Leaders Index Fund had a carbon intensity score of 100.38 compared to 143.51 for the EAFE index.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

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Pax MSCI EAFE ESG Leaders Index Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	10.78%	5.86%	7.56%	5.67%
Investor Class[1,2]	PXINX	10.51%	5.61%	7.30%	5.41%
MSCI EAFE ESG Leaders (Net) Index		10.45%	5.80%	7.78%	6.07%
MSCI EAFE (Net) Index		7.82%	4.28%	7.45%	5.18%
Lipper International Large-Cap Core Funds Index		5.04%	2.32%	6.64%	4.36%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI EAFE ESG Leaders Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	98.9%
Cash & Cash Equivalents	1.1%
Total	100.0%

48

December 31, 2020

Top Ten Holdings

Company	Percent of Net Assets
Roche Holding AG	3.1%
ASML Holding NV	3.0%
SAP SE	1.9%
Unilever PLC	1.9%
Siemens AG	1.6%
Sony Corp.	1.6%
Commonwealth Bank of Australia	1.5%
Keyence Corp.	1.4%
Novo Nordisk A/S, Class B	1.4%
L’Oreal SA	1.2%
Total	18.6%

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Communication Services	4.7%
Consumer Discretionary	12.1%
Consumer Staples	10.1%
Financials	16.6%
Health Care	12.8%
Industrials	16.4%
Information Technology	10.2%
Materials	8.7%
Real Estate	3.2%
Utilities	3.8%
Other assets and liabilities (net)	1.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

49

December 31, 2020
Pax MSCI EAFE ESG Leaders Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	26.8%
United Kingdom	12.0%
France	10.0%
Germany	9.4%
Switzerland	8.6%
Australia	7.0%
Netherlands	6.1%
Denmark	3.8%
Sweden	3.2%
Spain	2.6%
Italy	2.0%
Hong Kong	1.6%
Singapore	1.4%
Finland	1.0%
Ireland	0.8%
Belgium	0.6%
New Zealand	0.6%
Norway	0.5%
Austria	0.3%
Israel	0.2%
Portugal	0.1%
Other Assets and liabilities (net)	1.4%
Total	100.0%

50

December 31, 2020
Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Institutional Class and Investor Class shares of the Fund had total returns of 7.16% and 6.89%, respectively, compared to 7.51% for the Bloomberg Barclays U.S. Aggregate Bond Index and 8.63% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

The Fund’s Asset-Backed securities (ABS) positions detracted from performance during the period. In general, these securities are less liquid and underperformed during the volatility of the first quarter. The credit quality of our ABS holdings is strong and relative performance of the securities improved during the remainder of the year as markets recovered and liquidity improved, but not enough to completely offset underperformance in the quarter.

Conversely, the Fund’s underweight to Mortgage-Backed Securities (MBS) helped relative performance. MBS were a poor performing area of the fixed income market in 2020. An increase in prepayments hurt MBS throughout the year as interest rates remained relatively low.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

At the start of the year, the Fund portfolio was less sensitive to credit spreads. This defensive positioning worked well through the first half of the year as credit spreads widened due to the economic impact of COVID-19. During the second half of the year we added increased corporate bond exposure as the fundamentals adjusted to a potential vaccine and re-opening of the economy.

The Fund continues to add impact holdings across multiple sectors and impact areas during the period, which at the end of December 2020 total 40% of the portfolio. The impact bond market continues to expand and in a positive development, the issuance of social bonds increased in 2020 as foundations, corporations and governments try to blunt the negative economic and social impact of the pandemic.

51

December 31, 2020
Pax Core Bond Fund, continued

What portfolio holdings contributed positively to performance?

The Fund’s long-dated corporate and taxable municipal bonds benefited from falling rates during the period and were positive contributors. Holdings such as DTE Electric, Visa, and Starbucks were among the top contributors.

What portfolio holdings detracted from performance?

The Fund’s largest detractors were corporate bonds in cyclically sensitive sectors. Hilton and Marriot were two of our biggest corporate bond detractors that were negatively affected by the COVID-19 induced economic shutdown.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	Since Inception[1]
Institutional Class[2]	PXBIX	7.16%	4.99%	4.64%
Investor Class[2]	PAXBX	6.89%	4.74%	4.38%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	5.34%	5.12%
Lipper Core Bond Funds Index		8.63%	5.73%	5.48%

See ‘Glossary of Terms’ for descriptions of benchmarks.

52

December 31, 2020

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	93.3%
Foreign Bonds	5.2%
Cash & Cash Equivalents	1.5%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 1.125%, 08/15/40	2.9%
United States Treasury Note, 0.375%, 11/30/25	2.0%
United States Treasury Note, 1.625%, 11/15/50	2.0%
United States Treasury Note, 0.625%, 11/30/27	1.4%
European Investment Bank, 3.250%, 01/29/24	1.1%
International Bank for Reconstruction & Development, 1.625%, 01/15/25	1.1%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.1%
Kreditanstalt fuer Wiederaufbau, 3.125%, 12/15/21	0.9%
European Investment Bank, 0.250%, 09/15/23	0.9%
United States Treasury Note (TIPS), 0.125%, 04/15/22	0.9%
Total	14.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Corporate Bonds	37.4%
Mortgage-Backed Bonds	25.9%
Treasury Bonds	13.4%
Supranational	11.3%
Asset-Backed Securities	7.2%
Municipal Bonds	2.4%
Agency/Gov’t Related Bonds	1.2%
Community Investment Notes	0.0%*
Other assets and liabilities (net)	1.2%
Total	100.0%

*	Rounds to less than 0.05%.

53

December 31, 2020
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	39.1%
AAA	18.3%
AA+	1.3%
AA	1.6%
AA-	2.8%
A+	1.9%
A	5.0%
A-	6.4%
BBB+	6.4%
BBB	4.8%
BBB-	3.6%
BB+	1.0%
BB	1.0%
BB-	1.8%
B+	0.1%
B	0.2%
Not Rated	4.7%
Total	100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

54

December 31, 2020
Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

Portfolio Managers’ Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 7.80%, 7.79%, and 8.08% respectively, compared to 6.32% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 4.81% for the Lipper High Yield Bond Funds Index.

The high yield asset class performed well in 2020 despite the COVID-induced volatility, large dispersion in sector performance and changes to the Index composition due to a number of “fallen angels.”1 The Fund outperformed during the period as positive credit selection in the majority of sectors helped offset our relatively conservative positioning during this period of volatility.

Sector performance in the high yield asset class was heavily influenced by the economic changes stemming from the pandemic. More defensive, non-discretionary sectors such as Food & Supermarkets performed well, as did the Technology sector due in part to increased demand emanating from mobile work arrangements. With interest rates falling in the period, higher quality (BB rated) and long duration bonds outperformed as well. Underperforming sectors included the entire Discretionary Leisure Chain, as well as the Energy sector which suffered from low commodity prices and concerns that oil demand may not fully recover after the pandemic subsides.

Lastly, 2020 was a record year for former investment grade rated companies entering the high yield indices (fallen angels). The Energy sector dominated this activity, but the Auto sector as well as the Retail and Travel-related sectors were also heavily represented. Sector weightings were impacted as a result of this and the BB rated cohort grew significantly and now represents approximately 60% of the benchmark versus approximately 45% a few years ago.

What factors contributed to the Fund’s performance?

The Fund’s performance was driven by very strong positive credit selection in the Services, Energy, Healthcare, Media and Basic Industry sectors. Offsetting this was poor relative performance of holdings in the Consumer Goods and Auto sectors.

55

December 31, 2020
Pax High Yield Bond Fund, continued

Given the Fund’s more conservative profile, first quarter performance was particularly strong during the downturn. As the market recovered late in the year, the Fund gave back some of the gains. In aggregate, our emphasis on more durable sectors and credits with strong ESG profiles resulted in above benchmark performance and favorable peer rankings for the year. Relative to the Lipper High Yield Bond peer group, the Fund’s Institutional Class ranked in the 11th percentile for calendar year 2020 (55 out of 509 peers).

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund’s credit rating exposure changed in 2020 as we reduced BB rated bonds and added B rated and CCC rated bonds. Over the course of the year, BB rated bonds decreased to 43.3% from 48.7%, B rated bonds increased to 39.3% from 37.4% and CCC rated bonds increased to 9.7% from 5.2%. As of year-end 2020, the average credit quality of the Fund’s portfolio as measured by Standard & Poors was unchanged at B+. The effective duration of the Fund at year end was 3.48 years (versus the benchmark of 3.79 years).

By sector, the Fund increased exposure to the Automotive, Healthcare, Media and Technology sectors. The Fund reduced exposure to the Energy, Banking and Financial Service sectors.

What portfolio holdings contributed positively to performance?

Successfully avoiding Hertz, which underperformed when the lock downs began, was our largest single name contributor in 2020. Endo International, a generic drug company, added to performance as several of their important drug franchises outperformed expectations and allowed the company to re-finance near-term maturities. Avantor, a life sciences company, performed very well as their growth prospects improved materially on the back of growing demand for the raw materials used in vaccines.

What portfolio holdings detracted from performance?

Oasis Petroleum, an oil and gas producer, performed poorly as the sector came under extreme pressure with lower oil prices. Not owning the large fallen angel Occidental Petroleum, another large oil and gas producer, was a meaningful drag as it outperformed after entering the Index. Another fallen angel, Kraft Heinz, a packaged food company, detracted from performance as it also performed very well after becoming one of the largest issuers in the Index.

[1]	A “fallen angel” is a bond that was initially given an investment-grade rating but has since been downgraded to junk bond status by one of the major rating services.

56

December 31, 2020

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.5% ($10,000 investment minus $450 sales load = $9,550).

Returns—Period ended December 31, 2020

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		7.80%	6.02%	7.61%	5.19%
Class A1,2,4	PXHAX	NAV[3]	7.79%	6.02%	7.60%	5.20%
		POP	2.95%	4.41%	6.64%	4.72%
Institutional Class[1]	PXHIX		8.08%	6.29%	7.85%	5.43%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			6.32%	6.22%	8.03%	6.63%
Lipper High Yield Bond Funds Index			4.81%	5.14%	7.44%	5.93%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

57

December 31, 2020
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	82.6%
Foreign Bonds	13.8%
Loans	1.1%
U.S. Stocks	0.6%
Cash & Cash Equivalents	1.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
CCO Holdings, LLC/Capital Corp., 4.750%, 03/01/30	1.1%
Avantor Funding, Inc., 4.625%, 07/15/28	0.9%
Ford Motor Co., 9.000%, 04/22/25	0.8%
USG Corp., 4.875%, 06/01/27	0.8%
Ally Financial, Inc., 5.750%, 11/20/25	0.7%
Centene Corp., 4.625%, 12/15/29	0.7%
CCO Holdings, LLC/Capital Corp., 5.375%, 06/01/29	0.7%
Kraft Heinz Foods Co., 4.375%, 06/01/46	0.7%
IQVIA, Inc., 5.000%, 05/15/27	0.7%
SEG Holding, LLC/Finance Corp., 5.625%, 10/15/28	0.7%
Total	7.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

58

December 31, 2020

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	15.2%
Basic Industry	12.4%
Health Care	10.5%
Telecommunications	8.5%
Technology & Electronics	7.5%
Services	7.4%
Capital Goods	5.5%
Consumer Goods	5.4%
Retail	4.9%
Automotive	4.5%
Leisure	3.7%
Financial Services	2.9%
Energy	2.6%
Utility	1.8%
Transportation	1.4%
Real Estate	1.4%
Banking	0.9%
Insurance	0.5%
Community Investment Notes	0.1%
Other assets and liabilities (net)	2.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Credit Quality*

Bond Rating	Percent of Bonds
BBB+	0.2%
BBB-	5.7%
BB+	12.4%
BB	14.0%
BB-	17.1%
B+	13.2%
B	17.7%
B-	8.8%
CCC+	7.0%
CCC	2.1%
CCC-	0.1%
Not Rated	1.6%
Total	100.0%

*	See bond rating descriptions on page 54.

59

December 31, 2020
Pax Sustainable Allocation Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Sustainable Allocation Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2020, the Investor Class and Institutional Class of the Fund had total returns of 16.24% and 16.49%, respectively, compared to 18.40% for the S&P 500 Index, 14.73% for the 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index blend (the Blended Index) and 11.72% for the Morningstar Allocation—50% to 70% Equity category average.

Relative to peers in the Morningstar Allocation--50% to 70% Equity category, the Fund’s Institutional Class ranks in the top 14th and 22nd percentile for the 3- and 5-year periods, respectively, ended December 31, 2020.1

What factors contributed to the Fund’s performance?

The COVID-19 crisis and subsequent policy responses drove unprecedented moves in markets in 2020. In the first quarter as the world went into quarantine, equity markets experienced the fastest retreat from a market high to a bear market in history with S&P 500 Index selling off -34% from its peak in February to its trough in March. Equities then rallied off March lows, with the S&P 500 Index delivering an astounding 70.2% for the remainder of the year, driven largely by massive fiscal and monetary stimulus as well as positive prospects for a virus vaccine.

An underweight to equities and overweight to bonds during the equity market sell off in the first quarter was a significant positive contributor to performance.

With the MSCI EAFE Index underperforming the S&P 500 Index by more than 10% for the year, the Fund’s non-U.S. equity allocation was a headwind for performance relative to the Blended Index, which contains only U.S. exposure.

60

December 31, 2020

However, the modest underweight position to non-US stocks relative to peers contributed positively to the Fund’s strong performance relative to the Morningstar Allocation – 50%-70% category average.

As discussed in detail below, performance of the underlying funds in aggregate was a positive contributor.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

After benefitting relative to peers from an underweight to equities during the first quarter sell off, the Fund’s rebalancing discipline replenished the equity allocation as equity markets troughed, helping the Fund better participate in the subsequent rally in equities.

Equity market valuations remain near all-time highs, at least on an absolute basis, as investors appear willing to assume a return to normalized earnings power in 2022. However, with interest rates near historic lows, the relative valuation of equities to bonds does not appear as expensive. If we are in an extended period of low interest rates — as current Federal Reserve policy would imply — investors may be more tolerant of high equity valuations, but equities could potentially be susceptible to volatility as particular risks come into focus. In such an environment, we remain vigilant in balancing risk and return and are modestly overweight equity, with an underweight to fixed income and a modest allocation to cash.

What portfolio holdings contributed positively and negatively to performance?

The Pax Large Cap Fund, which represents the largest equity allocation, was the strongest contributor to the Fund’s performance during the period, as it outperformed the S&P 500 Index by 5.6%. Also, the Pax Global Environmental Markets Fund and Pax Global Opportunities Fund significantly outperformed the MSCI ACWI Index and were positive contributors to performance. Conversely, the Pax Small Cap Fund and Pax Core Bond Fund modestly detracted from performance as they trailed their respective benchmarks during the period.

1

Rankings in other time periods may be lower. Comparison based on the Morningstar Allocation 50%-70% Equity peer group for the period ending 12/31/20. The Pax Sustainable Allocation Fund’s Institutional Class performance for the 1-year period ranked 95 out of 673 (16th percentile), for the 3-year period ranked 78 out of 636 (14th percentile), for the 5-year period ranked 117 out of 575 (22nd percentile), and for the 10-year period 148 out of 414 (35th percentile). The Pax Sustainable Allocation Fund’s Investor Class performance for the 1-year period ranked 104 out of 673 (17th percentile), for the 3-year period ranked 99 out of 636 (16th percentile), for the 5-year period ranked 157 out of 575 (28th percentile), and for the 10-year period 179 out of 414 (42nd percentile).

61

December 31, 2020
Pax Sustainable Allocation Fund, continued

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2020

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	16.24%	10.42%	10.03%	8.21%
Institutional Class[1]	PAXIX	16.49%	10.69%	10.29%	8.48%
S&P 500 Index		18.40%	14.18%	15.22%	13.88%
Blended Index		14.73%	11.03%	11.11%	10.02%
Morningstar Allocation — 50% to 70% Equity		11.72%	7.76%	8.99%	7.90%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

62

December 31, 2020

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax ESG Beta Dividend Fund	5.4%
Pax Large Cap Fund	41.0%
Small Cap Core Strategies
Pax Small Cap Fund	2.9%
Foreign Strategies
Pax Ellevate Global Women’s Leadership Fund	2.1%
Pax Global Environmental Markets Fund	2.2%
Pax Global Opportunities Fund	1.7%
Pax MSCI EAFE ESG Leaders Index Fund	7.4%
Total Equity	62.7%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	32.3%
Total Fixed Income	32.3%

Cash & Cash Equivalents	5.0%
Total	100.0%

63

December 31, 2020
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2020 and ending on December 31, 2020.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, our costs would have been higher.

64

December 31, 2020
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,262.80	0.95%	$ 5.40
Large Cap Fund - Institutional	1,000.00	1,263.30	0.71%	4.04
Small Cap Fund - Investor	1,000.00	1,307.60	1.17%	6.79
Small Cap Fund - Class A	1,000.00	1,307.70	1.17%	6.79
Small Cap Fund - Institutional	1,000.00	1,309.70	0.92%	5.34
ESG Beta Quality Fund - Investor	1,000.00	1,196.00	0.89%	4.91
ESG Beta Quality Fund - Class A	1,000.00	1,196.00	0.90%	4.97
ESG Beta Quality Fund - Institutional	1,000.00	1,197.30	0.64%	3.53
ESG Beta Dividend Fund - Investor	1,000.00	1,190.40	0.90%	4.96
ESG Beta Dividend Fund - Institutional	1,000.00	1,192.10	0.65%	3.58
Global Opportunities Fund - Investor	1,000.00	1,255.80	1.20%	6.80
Global Opportunities Fund - Institutional	1,000.00	1,257.30	0.94%	5.33
Global Environmental Markets Fund - Investor	1,000.00	1,314.40	1.19%	6.92
Global Environmental Markets Fund - Class A	1,000.00	1,314.20	1.19%	6.92
Global Environmental Markets Fund - Institutional	1,000.00	1,316.30	0.94%	5.47
Global Women’s Leadership Fund - Investor	1,000.00	1,205.40	0.78%	4.32
Global Women’s Leadership Fund - Institutional	1,000.00	1,207.00	0.53%	2.94
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,203.30	0.73%	4.04
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,204.20	0.48%	2.66
Core Bond Fund - Investor	1,000.00	1,012.20	0.72%	3.64
Core Bond Fund - Institutional	1,000.00	1,013.50	0.47%	2.38
High Yield Bond Fund - Investor	1,000.00	1,096.20	0.97%	5.11
High Yield Bond Fund - Class A	1,000.00	1,094.40	0.97%	5.11
High Yield Bond Fund - Institutional	1,000.00	1,096.20	0.72%	3.79
Sustainable Allocation Fund - Investor	1,000.00	1,153.60	0.30%	1.62
Sustainable Allocation Fund - Institutional	1,000.00	1,154.90	0.05%	0.27

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2020 and ending on December 31, 2020).

65

December 31, 2020

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.36	0.95%	$ 4.82
Large Cap Fund - Institutional	1,000.00	1,021.57	0.71%	3.61
Small Cap Fund - Investor	1,000.00	1,019.25	1.17%	5.94
Small Cap Fund - Class A	1,000.00	1,019.25	1.17%	5.94
Small Cap Fund - Institutional	1,000.00	1,020.51	0.92%	4.67
ESG Beta Quality Fund - Investor	1,000.00	1,020.66	0.89%	4.52
ESG Beta Quality Fund - Class A	1,000.00	1,020.61	0.90%	4.57
ESG Beta Quality Fund - Institutional	1,000.00	1,021.92	0.64%	3.25
ESG Beta Dividend Fund - Investor	1,000.00	1,020.61	0.90%	4.57
ESG Beta Dividend Fund - Institutional	1,000.00	1,021.87	0.65%	3.30
Global Opportunities Fund - Investor	1,000.00	1,019.10	1.20%	6.09
Global Opportunities Fund - Institutional	1,000.00	1,020.41	0.94%	4.77
Global Environmental Markets Fund - Investor	1,000.00	1,019.15	1.19%	6.04
Global Environmental Markets Fund - Class A	1,000.00	1,019.15	1.19%	6.04
Global Environmental Markets Fund - Institutional	1,000.00	1,020.41	0.94%	4.77
Global Women’s Leadership Fund - Investor	1,000.00	1,021.22	0.78%	3.96
Global Women’s Leadership Fund - Institutional	1,000.00	1,022.47	0.53%	2.69
MSCI EAFE ESG Leaders Index Fund - Investor	1,000.00	1,021.47	0.73%	3.71
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,022.72	0.48%	2.44
Core Bond Fund - Investor	1,000.00	1,021.52	0.72%	3.66
Core Bond Fund - Institutional	1,000.00	1,022.77	0.47%	2.39
High Yield Bond Fund - Investor	1,000.00	1,020.26	0.97%	4.93
High Yield Bond Fund - Class A	1,000.00	1,020.26	0.97%	4.93
High Yield Bond Fund - Institutional	1,000.00	1,021.52	0.72%	3.66
Sustainable Allocation Fund - Investor	1,000.00	1,023.63	0.30%	1.53
Sustainable Allocation Fund - Institutional	1,000.00	1,024.89	0.05%	0.25

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2020 and ending on December 31, 2020).

66

December 31, 2020
Schedules of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.4%
Communication Services: 9.9%
Alphabet, Inc., Class A (a)	15,723	$27,556,758
Alphabet, Inc., Class C (a)	15,675	27,460,719
T-Mobile US, Inc. (a)	192,400	25,945,140
ViacomCBS, Inc., Class B (b)	594,676	22,157,628
		103,120,245
Consumer Discretionary: 12.1%
Amazon.com, Inc. (a)	10,438	33,995,835
Aptiv PLC	180,100	23,465,229
Lowe’s Cos., Inc.	167,662	26,911,428
Mohawk Industries, Inc. (a)	110,000	15,504,500
Target Corp.	150,473	26,562,999
		126,439,991
Consumer Staples: 4.7%
Procter & Gamble Co., The	212,700	29,595,078
Sysco Corp.	252,700	18,765,502
		48,360,580
Financials: 11.3%
American Express Co.	101,400	12,260,274
BlackRock, Inc.	21,500	15,513,110
Citizens Financial Group, Inc.	599,647	21,443,377
JPMorgan Chase & Co.	176,760	22,460,893
Lincoln National Corp.	259,300	13,045,383
Voya Financial, Inc.	554,900	32,633,669
		117,356,706
Health Care: 16.7%
Becton Dickinson & Co.	82,800	20,718,216
Bristol-Myers Squibb Co.	410,880	25,486,886
Cigna Corp.	101,594	21,149,839
CVS Health Corp.	149,800	10,231,340
IQVIA Holdings, Inc. (a)	81,200	14,548,604
Medtronic PLC	214,204	25,091,857
Merck & Co., Inc.	292,968	23,964,782
Quest Diagnostics, Inc.	136,624	16,281,482
Vertex Pharmaceuticals, Inc. (a)	67,500	15,952,950
		173,425,956
Industrials: 7.5%
Trane Technologies PLC	178,803	25,955,044
United Parcel Service, Inc., Class B	156,100	26,287,240
Waste Management, Inc.	117,827	13,895,338
Xylem, Inc.	118,100	12,021,399
		78,159,021

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology: 28.7% (c)
Apple, Inc.	387,180	$51,374,915
Applied Materials, Inc.	341,854	29,502,000
Dell Technologies, Inc., Class C (a)	274,900	20,147,421
Fiserv, Inc. (a)	216,833	24,688,605
Fortinet, Inc. (a)	149,000	22,130,970
Microsoft Corp.	252,994	56,270,925
PTC, Inc. (a)	198,600	23,754,546
salesforce.com, Inc. (a)	99,418	22,123,488
TE Connectivity, Ltd.	153,800	18,620,566
Trimble, Inc. (a)	247,700	16,538,929
Visa, Inc., Class A	64,100	14,020,593
		299,172,958
Materials: 1.7%
Vulcan Materials Co.	121,000	17,945,510

Real Estate: 4.8%
Equinix, Inc., REIT	21,200	15,140,616
Prologis, Inc., REIT	208,100	20,739,246
Welltower, Inc., REIT	223,500	14,442,570
		50,322,432
Utilities: 1.0%
American Water Works Co., Inc.	67,000	10,282,490

TOTAL COMMON STOCKS
(Cost $655,533,242)		1,024,585,889

MONEY MARKET: 1.5%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	15,692,738	15,692,738
(Cost $15,692,738)

TOTAL INVESTMENTS: 99.9%
(Cost $671,225,980)		1,040,278,627

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		1,314,598

NET ASSETS: 100.0%		$1,041,593,225

67	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Large Cap Fund, continued

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $8,352,723.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	68

December 31, 2020
Schedules of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.7%
Communication Services: 4.3%
Lions Gate Entertainment Corp., Class B (a)	400,000	$4,152,000
Nexstar Media Group, Inc., Class A	55,000	6,005,450
ORBCOMM, Inc. (a)	835,411	6,198,750
QuinStreet, Inc. (a)	150,000	3,216,000
TechTarget, Inc. (a)	5,632	332,907
		19,905,107
Consumer Discretionary: 9.0%
Callaway Golf Co.	184,668	4,433,879
Carter’s, Inc.	63,804	6,002,042
Crocs, Inc. (a)	125,000	7,832,500
Deckers Outdoor Corp. (a)	19,000	5,448,820
Fox Factory Holding Corp. (a)	50,000	5,285,500
National Vision Holdings, Inc. (a)	158,424	7,175,023
Planet Fitness, Inc., Class A (a)	30,000	2,328,900
Williams-Sonoma, Inc.	32,500	3,309,800
		41,816,464
Consumer Staples: 7.2%
BJ’s Wholesale Club Holdings, Inc. (a)	115,000	4,287,200
Darling Ingredients, Inc. (a)	165,000	9,517,200
Laird Superfood, Inc. (a)(b)	60,000	2,839,200
Maple Leaf Foods, Inc.	345,800	7,666,334
Simply Good Foods Co., The (a)(b)	180,000	5,644,800
TreeHouse Foods, Inc. (a)	85,000	3,611,650
		33,566,384
Financials: 20.2%
HomeTrust Bancshares, Inc.	1,062,236	20,511,777
Meridian Bancorp, Inc.	1,189,139	17,730,062
SuRo Capital Corp. (b)	350,285	4,585,231
Victory Capital Holdings, Inc., Class A (b)	1,063,234	26,378,836
Voya Financial, Inc.	202,006	11,879,973
White Mountains Insurance Group, Ltd.	13,335	13,343,801
		94,429,680

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care: 14.5%
Coherus Biosciences, Inc. (a)(b)	675,000	$11,731,500
Exelixis, Inc. (a)	250,000	5,017,500
Health Catalyst, Inc. (a)(b)	200,000	8,706,000
Karuna Therapeutics, Inc. (a)(b)	69,007	7,010,421
Ligand Pharmaceuticals, Inc. (a)(b)	125,567	12,487,638
Natus Medical, Inc. (a)	473,281	9,484,551
SI-BONE, Inc. (a)	311,428	9,311,697
Vocera Communications, Inc. (a)	90,790	3,770,509
		67,519,816
Industrials: 17.8%
AZEK Co Inc., The (a)	135,000	5,190,750
CAE, Inc.	220,000	6,095,844
Colfax Corp. (a)	120,000	4,588,800
Comfort Systems USA, Inc.	113,228	5,962,586
EMCOR Group, Inc.	75,002	6,859,683
Evoqua Water Technologies Corp. (a)	250,000	6,745,000
FTI Consulting, Inc. (a)	25,000	2,793,000
Gates Industrial Corp PLC (a)	361,910	4,617,972
Great Lakes Dredge & Dock Corp. (a)	434,453	5,721,746
MasTec, Inc. (a)	76,609	5,223,202
MRC Global, Inc. (a)	1,153,702	7,649,044
MSA Safety, Inc.	25,615	3,826,625
Quanex Building Products Corp.	300,000	6,651,000
Thermon Group Holdings, Inc. (a)	258,025	4,032,931
Vertiv Holdings Co.	375,000	7,001,250
		82,959,433
Information Technology: 13.9%
8x8, Inc. (a)	220,000	7,583,400
Ciena Corp. (a)	94,129	4,974,718
Extreme Networks, Inc. (a)	1,000,000	6,890,000
II-VI, Inc. (a)(b)	100,000	7,596,000
Onto Innovation, Inc. (a)	167,052	7,943,323
RealPage, Inc. (a)	125,900	10,983,515
Semtech Corp. (a)	66,591	4,800,545
Sprout Social, Inc., Class A (a)	125,000	5,676,250
Workiva, Inc. (a)	90,000	8,245,800
		64,693,551

69	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Materials: 1.0%
Element Solutions, Inc.	269,491	$4,778,075

Real Estate: 7.8%
Altus Group, Ltd.	100,000	3,860,476
CatchMark Timber Trust, Inc, Class A, REIT	936,169	8,762,542
CubeSmart, REIT	250,000	8,402,500
Healthcare Realty Trust, Inc., REIT	300,720	8,901,312
Rayonier, Inc., REIT	225,000	6,610,500
		36,537,330
TOTAL COMMON STOCKS
(Cost $367,874,946)		446,205,840

MONEY MARKET: 3.2%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	14,701,471	14,701,471
(Cost $14,701,471)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.101% (c)(d)	16,801,446	$16,801,446
(Cost $16,801,446)

TOTAL INVESTMENTS: 102.5%
(Cost $399,377,863)		477,708,757

PAYABLE UPON RETURN OF SECURITIES LOANED: -3.6%		(16,801,446)

OTHER ASSETS AND LIABILITIES — (NET): 1.1%		5,331,879

NET ASSETS: 100.0%		$466,239,190

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $42,798,518.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	70

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.5%
Communication Services: 10.5%
Activision Blizzard, Inc.	1,394	$129,433
Alphabet, Inc., Class A (a)	4,445	7,790,485
Alphabet, Inc., Class C (a)	1,456	2,550,737
AT&T, Inc.	43,979	1,264,836
Cable One, Inc.	156	347,524
Comcast Corp., Class A	43,817	2,296,011
Electronic Arts, Inc.	4,567	655,821
Interpublic Group of Cos Inc., The	24,831	584,025
Verizon Communications, Inc.	117,779	6,919,517
ViacomCBS, Inc., Class B (b)	75,438	2,810,820
Zynga, Inc., Class A (a)	153,114	1,511,235
		26,860,444
Consumer Discretionary: 11.8%
Amazon.com, Inc. (a)	3,036	9,888,040
AutoNation, Inc. (a)	21,484	1,499,368
Best Buy Co., Inc.	14,345	1,431,488
BorgWarner, Inc.	13,632	526,740
Carter’s, Inc.	1,782	167,633
Chipotle Mexican Grill, Inc. (a)	336	465,935
Darden Restaurants, Inc.	859	102,324
Dollar General Corp.	2,211	464,973
Domino’s Pizza, Inc.	1,185	454,400
eBay, Inc.	14,854	746,414
Gentex Corp.	8,073	273,917
Graham Holdings Co., Class B	378	201,618
Grand Canyon Education, Inc. (a)	11,918	1,109,685
Home Depot, Inc., The	15,500	4,117,110
Lowe’s Cos., Inc.	3,113	499,668
NIKE, Inc., Class B	8,267	1,169,532
NVR, Inc. (a)	77	314,149
Starbucks Corp.	26,160	2,798,597
Target Corp.	20,697	3,653,641
Tractor Supply Co.	806	113,307
Williams-Sonoma, Inc.	1,850	188,404
		30,186,943
Consumer Staples: 7.0%
Clorox Co., The	5,691	1,149,127
Colgate-Palmolive Co.	3,484	297,917
Estee Lauder Cos, Inc., The, Class A	1,534	408,335
General Mills, Inc.	29,116	1,712,021
Hershey Co., The	6,551	997,914
J.M. Smucker Co., The	6,378	737,297
Kellogg Co.	915	56,940

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Kimberly-Clark Corp.	20,933	$2,822,396
Kroger Co., The	76,245	2,421,541
PepsiCo, Inc.	20,982	3,111,631
Procter & Gamble Co., The	22,100	3,074,994
Sprouts Farmers Market, Inc. (a)	28,966	582,217
Walgreens Boots Alliance, Inc.	14,663	584,760
		17,957,090
Financials: 9.4%
Affiliated Managers Group, Inc.	4,383	445,751
Aflac, Inc.	52,059	2,315,063
Allstate Corp., The	42,659	4,689,503
Ameriprise Financial, Inc.	5,341	1,037,917
Bank of New York Mellon Corp., The	24,845	1,054,422
FactSet Research Systems, Inc.	379	126,018
Hartford Financial Services Group, Inc., The	20,174	988,123
Invesco, Ltd.	4,576	79,760
LPL Financial Holdings, Inc.	13,777	1,435,839
MarketAxess Holdings, Inc.	1,426	813,619
MetLife, Inc.	96,328	4,522,600
Morningstar, Inc.	9,932	2,299,952
PNC Financial Services Group, Inc., The	1,970	293,530
Progressive Corp., The	11,722	1,159,071
Unum Group	126,513	2,902,208
		24,163,376
Health Care: 16.0%
AbbVie, Inc.	15,652	1,677,112
Agilent Technologies, Inc.	17,334	2,053,906
Amgen, Inc.	8,492	1,952,481
Anthem, Inc.	2,937	943,041
Biogen, Inc. (a)	4,123	1,009,558
Bio-Rad Laboratories, Inc., Class A (a)	848	494,333
Bristol-Myers Squibb Co.	53,886	3,342,549
Cerner Corp.	25,279	1,983,896
CVS Health Corp.	33,961	2,319,536
DaVita, Inc. (a)	3,978	467,017
Eli Lilly & Co.	13,746	2,320,875
HCA Healthcare, Inc.	24,646	4,053,281
Hill-Rom Holdings, Inc.	1,637	160,377

71	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Humana, Inc.	705	$289,240
Johnson & Johnson	36,360	5,722,337
Merck & Co., Inc.	24,224	1,981,523
Pfizer, Inc.	15,824	582,481
Thermo Fisher Scientific, Inc.	14,287	6,654,599
UnitedHealth Group, Inc.	8,303	2,911,696
		40,919,838
Industrials: 8.3%
Acuity Brands, Inc.	96	11,625
C.H. Robinson Worldwide, Inc.	8,910	836,382
Cummins, Inc.	7,291	1,655,786
Emerson Electric Co.	7,953	639,183
Expeditors International of Washington, Inc.	1,330	126,496
Landstar System, Inc.	22,520	3,032,543
MSC Industrial Direct Co., Inc., Class A	7,534	635,794
Old Dominion Freight Line, Inc.	4,761	929,252
PACCAR, Inc.	9,240	797,227
Quanta Services, Inc.	27,743	1,998,051
Roper Technologies, Inc.	7,422	3,199,550
United Parcel Service, Inc., Class B	11,527	1,941,147
United Rentals, Inc. (a)	15,184	3,521,322
W.W. Grainger, Inc.	845	345,047
Waste Management, Inc.	13,039	1,537,689
		21,207,094
Information Technology: 30.0% (c)
Accenture PLC, Class A	6,685	1,746,189
Adobe, Inc. (a)	1,633	816,696
Akamai Technologies, Inc. (a)	12,023	1,262,295
Apple, Inc.	115,672	15,348,517
Autodesk, Inc. (a)	7,622	2,327,301
Booz Allen Hamilton Holding Corp.	2,506	218,473
Broadcom, Inc.	3,580	1,567,503
Cadence Design Systems, Inc. (a)	12,603	1,719,427
CDK Global, Inc.	3,795	196,695
CDW Corp.	1,459	192,282
Cisco Systems, Inc.	33,712	1,508,612
Citrix Systems, Inc.	18,830	2,449,783
Cognizant Technology Solutions Corp., Class A	24,303	1,991,631

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Dell Technologies, Inc., Class C (a)	6,601	$483,787
DocuSign, Inc. (a)	2,686	597,098
F5 Networks, Inc. (a)	3,349	589,223
HP, Inc.	41,184	1,012,715
IBM	11,932	1,502,000
Intel Corp.	60,776	3,027,860
Intuit, Inc.	2,033	772,235
Jack Henry & Associates, Inc.	4,534	734,463
Manhattan Associates, Inc. (a)	10,612	1,116,170
Marvell Technology Group, Ltd.	11,924	566,867
MasterCard, Inc., Class A	11,041	3,940,975
Microsoft Corp.	53,649	11,932,610
NCR Corp. (a)	13,621	511,741
Nuance Communications, Inc. (a)	38,297	1,688,515
NVIDIA Corp.	2,073	1,082,521
Oracle Corp.	26,256	1,698,501
PTC, Inc. (a)	3,228	386,101
Seagate Technology PLC	4,289	266,604
ServiceNow, Inc. (a)	2,085	1,147,647
Skyworks Solutions, Inc.	2,756	421,337
Synopsys, Inc. (a)	7,939	2,058,106
Texas Instruments, Inc.	44,149	7,246,175
Visa, Inc., Class A	7,634	1,669,785
VMware, Inc., Class A (a)(b)	1,680	235,637
Western Union Co., The	36,327	797,014
Zscaler, Inc. (a)	1,048	209,296
		77,040,387
Materials: 2.2%
Air Products & Chemicals, Inc.	997	272,400
Eastman Chemical Co.	3,602	361,209
Ecolab, Inc.	602	130,249
Linde PLC	7,594	2,001,095
LyondellBasell Industries NV, Class A	21,161	1,939,616
Newmont Corp.	4,046	242,315
Royal Gold, Inc.	7,083	753,348
Sonoco Products Co.	258	15,287
		5,715,519

SEE NOTES TO FINANCIAL STATEMENTS	72

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate: 2.1%
Boston Properties, Inc., REIT	3,255	$307,695
CBRE Group, Inc., Class A (a)	45,500	2,853,760
Omega Healthcare Investors, Inc., REIT	1,115	40,497
Paramount Group, Inc., REIT	119,588	1,081,075
Public Storage, REIT	2,717	627,437
Simon Property Group, Inc., REIT	4,757	405,677
		5,316,141
Utilities: 2.2%
American Water Works Co., Inc.	16,628	2,551,899
Eversource Energy	3,182	275,275
NextEra Energy, Inc.	35,908	2,770,302
Southern Co., The	222	13,638
		5,611,114
TOTAL COMMON STOCKS
(Cost $122,361,621)		254,977,946

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 0.7%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	1,674,507	$1,674,507
(Cost $1,674,507)

TOTAL INVESTMENTS: 100.2%
(Cost $124,036,128)		256,652,453

OTHER ASSETS AND LIABILITIES — (NET): -0.2%		(437,697)

NET ASSETS: 100.0%		$256,214,756

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $2,980,114.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

73	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.9%
Communication Services: 6.6%
Activision Blizzard, Inc.	849	$78,830
Alphabet, Inc., Class A (a)	1,780	3,119,699
AT&T, Inc.	54,455	1,566,126
Interpublic Group of Cos Inc., The	48,146	1,132,394
New York Times Co., The, Class A	3,648	188,857
Omnicom Group, Inc.	2,390	149,064
Verizon Communications, Inc.	41,793	2,455,339
Zillow Group, Inc., Class A (a)	896	121,802
Zynga, Inc., Class A (a)	50,168	495,158
		9,307,269
Consumer Discretionary: 12.5%
Amazon.com, Inc. (a)	1,657	5,396,734
Aptiv PLC	1,253	163,253
Best Buy Co., Inc.	12,132	1,210,652
Chipotle Mexican Grill, Inc. (a)	569	789,038
Darden Restaurants, Inc.	4,665	555,695
Etsy, Inc. (a)	5,706	1,015,154
Genuine Parts Co.	803	80,645
Home Depot, Inc., The	12,563	3,336,985
Lowe’s Cos., Inc.	1,450	232,740
Newell Brands, Inc.	17,979	381,694
NVR, Inc. (a)	21	85,677
Polaris, Inc.	2,062	196,467
Starbucks Corp.	4,542	485,903
Target Corp.	15,603	2,754,398
Wayfair, Inc., Class A (a)(b)	1,346	303,940
Whirlpool Corp.	2,390	431,371
Williams-Sonoma, Inc.	1,185	120,680
		17,541,026
Consumer Staples: 5.9%
Clorox Co., The	751	151,642
Coca-Cola Co., The	11,683	640,696
Colgate-Palmolive Co.	12,047	1,030,138
General Mills, Inc.	318	18,698
Hershey Co., The	827	125,977
Kimberly-Clark Corp.	6,445	868,979
PepsiCo, Inc.	10,447	1,549,290
Procter & Gamble Co., The	21,163	2,944,620
Sysco Corp.	9,299	690,544
US Foods Holding Corp. (a)	2,149	71,583
Walgreens Boots Alliance, Inc.	3,831	152,781
		8,244,948

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials: 7.7%
Aflac, Inc.	14,684	$652,997
American Financial Group, Inc.	36,450	3,193,749
American International Group, Inc.	1,053	39,867
Comerica, Inc.	23,202	1,296,064
FactSet Research Systems, Inc.	1,387	461,178
Hartford Financial Services Group, Inc., The	4,435	217,226
LPL Financial Holdings, Inc.	507	52,840
MetLife, Inc.	7,473	350,857
Morningstar, Inc.	2,669	618,060
OneMain Holdings, Inc.	945	45,511
PNC Financial Services Group, Inc., The	376	56,024
Progressive Corp., The	4,025	397,992
Prudential Financial, Inc.	42,414	3,311,261
Regions Financial Corp.	3,493	56,307
		10,749,933
Health Care: 13.1%
Abbott Laboratories	5,888	644,677
AbbVie, Inc.	23,827	2,553,063
Align Technology, Inc. (a)	937	500,714
Amgen, Inc.	6,187	1,422,515
Bristol-Myers Squibb Co.	1,580	98,007
Cardinal Health, Inc.	21,539	1,153,629
Cerner Corp.	13,509	1,060,186
Eli Lilly & Co.	9,554	1,613,097
HCA Healthcare, Inc.	3,565	586,300
Humana, Inc.	2,872	1,178,295
IDEXX Laboratories, Inc. (a)	348	173,955
Johnson & Johnson	23,529	3,702,995
Medtronic PLC	1,862	218,115
Merck & Co., Inc.	18,580	1,519,844
UnitedHealth Group, Inc.	4,231	1,483,727
Veeva Systems, Inc., Class A (a)	403	109,717
West Pharmaceutical Services, Inc.	985	279,060
		18,297,896
Industrials: 8.9%
C.H. Robinson Worldwide, Inc.	2,433	228,386
Cummins, Inc.	5,957	1,352,834
Eaton Corp PLC	12,276	1,474,839
Emerson Electric Co.	12,298	988,390

SEE NOTES TO FINANCIAL STATEMENTS	74

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Fastenal Co.	18,747	$915,416
Hubbell, Inc.	1,907	298,999
Illinois Tool Works, Inc.	5,300	1,080,564
Landstar System, Inc.	2,195	295,579
MSC Industrial Direct Co., Inc., Class A	9,336	787,865
Old Dominion Freight Line, Inc.	548	106,959
Quanta Services, Inc.	2,171	156,355
Robert Half International, Inc.	12,299	768,442
Rockwell Automation, Inc.	2,437	611,224
Ryder System, Inc.	19,429	1,199,935
Trane Technologies PLC	1,638	237,772
Union Pacific Corp.	1,059	220,505
United Parcel Service, Inc., Class B	3,544	596,810
W.W. Grainger, Inc.	1,583	646,402
Waste Management, Inc.	3,509	413,816
XPO Logistics, Inc. (a)	741	88,327
		12,469,419
Information Technology: 32.5% (c)
Accenture PLC, Class A	7,140	1,865,039
Adobe, Inc. (a)	3,019	1,509,862
Anaplan, Inc. (a)	987	70,916
Apple, Inc.	63,274	8,395,826
Autodesk, Inc. (a)	6,168	1,883,337
Automatic Data Processing, Inc.	3,912	689,294
Broadcom, Inc.	5,226	2,288,204
Cadence Design Systems, Inc. (a)	6,980	952,281
Cisco Systems, Inc.	67,638	3,026,801
Citrix Systems, Inc.	7,533	980,043
Cognizant Technology Solutions Corp., Class A	6,263	513,253
Corning, Inc.	3,851	138,636
DocuSign, Inc. (a)	1,975	439,043
IBM	7,618	958,954
Intel Corp.	20,318	1,012,243
Intuit, Inc.	802	304,640
Jack Henry & Associates, Inc.	4,736	767,185
Manhattan Associates, Inc. (a)	4,066	427,662
Maxim Integrated Products, Inc.	12,452	1,103,870

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Microsoft Corp.	29,273	$6,510,900
National Instruments Corp.	1,118	49,125
NortonLifeLock, Inc.	2,009	41,747
NVIDIA Corp.	2,107	1,100,275
Paychex, Inc.	17,865	1,664,661
PayPal Holdings Inc (a)	4,823	1,129,547
QUALCOMM, Inc.	2,781	423,658
Seagate Technology PLC	6,694	416,099
ServiceNow, Inc. (a)	1,916	1,054,624
Skyworks Solutions, Inc.	2,792	426,841
Square, Inc., Class A (a)	1,785	388,487
Texas Instruments, Inc.	25,306	4,153,474
Western Union Co., The	33,858	742,845
Workday, Inc., Class A (a)	292	69,966
Zscaler, Inc. (a)	254	50,726
		45,550,064
Materials: 5.6%
Air Products & Chemicals, Inc.	3,006	821,299
Cabot Corp.	10,549	473,439
Eastman Chemical Co.	9,515	954,164
Ecolab, Inc.	1,088	235,400
International Paper Co.	50,331	2,502,458
LyondellBasell Industries NV, Class A	23,736	2,175,642
Sonoco Products Co.	10,939	648,136
WestRock Co.	2,114	92,022
		7,902,560
Real Estate: 5.7%
American Campus Communities, Inc., REIT	17,430	745,481
AvalonBay Communities, Inc., REIT	4,453	714,395
Boston Properties, Inc., REIT	847	80,067
Crown Castle International Corp., REIT	378	60,174
CubeSmart, REIT	8,804	295,902
Healthpeak Properties, Inc., REIT	49,970	1,510,592
Highwoods Properties, Inc., REIT	5,149	204,055
Iron Mountain, Inc., REIT (b)	8,369	246,718
Lamar Advertising Co., Class A, REIT	11,249	936,142

75	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Omega Healthcare Investors, Inc., REIT	27,551	$1,000,652
Public Storage, REIT	3,334	769,921
Realty Income Corp., REIT	9,086	564,877
Simon Property Group, Inc., REIT	1,004	85,621
VICI Properties, Inc., REIT	416	10,608
Welltower, Inc., REIT	10,827	699,641
		7,924,846
Utilities: 0.4%
Exelon Corp.	5,498	232,126
Public Service Enterprise Group, Inc.	2,851	166,213
Southern Co., The	1,897	116,533
		514,872
TOTAL COMMON STOCKS
(Cost $80,730,777)		138,502,833

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	1,432,650	$1,432,650

(Cost $1,432,650)

TOTAL INVESTMENTS: 99.9%
(Cost $82,163,427)		139,935,483

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		114,668

NET ASSETS: 100.0%		$140,050,151

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $545,239.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	76

December 31, 2020
Schedules of Investments, continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.4%
Communication Services: 1.9%
KDDI Corp.	44,900	$1,331,296

Consumer Discretionary: 2.3%
Aptiv PLC	11,887	1,548,757

Consumer Staples: 7.3%
Danone SA	20,776	1,367,188
Jeronimo Martins SGPS SA	95,563	1,606,387
Unilever PLC	20,649	1,250,319
Vitasoy International Holdings, Ltd.	202,000	786,824
		5,010,718
Financials: 13.9%
AIA Group, Ltd.	209,200	2,549,337
Bandhan Bank, Ltd. (a)	240,034	1,323,852
HDFC Bank, Ltd., ADR (a)	33,840	2,445,278
Hiscox, Ltd.	108,592	1,478,780
Prudential PLC	99,354	1,826,918
		9,624,165
Health Care: 20.8%
Alexion Pharmaceuticals, Inc. (a)	10,455	1,633,489
Becton Dickinson & Co.	5,546	1,387,720
Danaher Corp.	5,962	1,324,399
Evotec SE (a)	65,202	2,409,337
Grifols SA, ADR	76,656	1,413,537
IQVIA Holdings, Inc. (a)	14,301	2,562,310
Lonza Group AG	2,669	1,719,280
Thermo Fisher Scientific, Inc.	4,107	1,912,958
		14,363,030
Industrials: 10.0%
IDEX Corp.	6,761	1,346,791
Kingspan Group PLC	9,749	683,626
Kubota Corp.	89,900	1,964,101
Verisk Analytics, Inc.	6,246	1,296,607
Xylem, Inc.	16,006	1,629,251
		6,920,376
Information Technology: 27.2% (b)
ASML Holding NV	2,842	1,376,031
Cadence Design Systems, Inc. (a)	16,816	2,294,207
IPG Photonics Corp. (a)	6,248	1,398,240
Keyence Corp.	3,150	1,771,927
MasterCard, Inc., Class A	7,066	2,522,138
Microsoft Corp.	12,343	2,745,331

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Taiwan Semiconductor Manufacturing Co, Ltd.	131,000	$2,478,187
TE Connectivity, Ltd.	11,675	1,413,492
TeamViewer AG (a)	21,322	1,145,362
Visa, Inc., Class A	7,545	1,650,318
		18,795,233
Materials: 11.9%
Croda International PLC	18,053	1,623,505
Ecolab, Inc.	9,623	2,082,032
Koninklijke DSM NV	10,804	1,857,977
Linde PLC	9,980	2,629,830
		8,193,344
Real Estate: 3.1%
Equinix, Inc., REIT	2,974	2,123,971

TOTAL COMMON STOCKS
(Cost $49,490,682)		67,910,890

MONEY MARKET: 1.7%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	1,174,705	1,174,705
(Cost $1,174,705)

TOTAL INVESTMENTS: 100.1%
(Cost $50,665,387)		69,085,595

OTHER ASSETS AND LIABILITIES — (NET): -0.1%		(40,131)

NET ASSETS: 100.0%		$69,045,464

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

77	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
France	$1,367,188	2.0%
Germany	3,554,698	5.2%
Hong Kong	3,336,160	4.8%
India	3,769,131	5.5%
Ireland	683,626	1.0%
Japan	5,067,325	7.3%
Netherlands	3,234,008	4.7%
Portugal	1,606,386	2.3%
Spain	1,413,537	2.0%
Switzerland	1,719,280	2.5%
Taiwan	2,478,187	3.6%
United Kingdom	6,179,523	9.0%
United States	33,501,841	48.5%
Money Market	1,174,705	1.7%
Other assets and liabilities (net)	(40,131)	-0.1%
TOTAL	$69,045,464	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	78

December 31, 2020
Schedules of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.3%
RENEWABLE & ALTERNATIVE ENERGY: 1.1%
Renewable Energy Developers & Independent Power Producers (Ipps): 1.1%
Orsted A/S	88,156	$18,037,175

ENERGY EFFICIENCY: 37.9%
Power Network Efficiency: 5.2%
Hubbell, Inc.	245,176	38,441,145
Schneider Electric SE	325,448	47,036,159
		85,477,304
Industrial Energy Efficiency: 17.9%
ANSYS, Inc. (a)	111,085	40,412,723
ASML Holding NV	35,108	16,998,485
Delta Electronics, Inc.	3,733,475	35,012,294
Equinix, Inc., REIT	44,678	31,908,134
Keyence Corp.	43,500	24,469,471
PTC, Inc. (a)	262,227	31,364,971
Rockwell Automation, Inc.	124,902	31,326,671
SAP SE	182,522	23,640,008
Siemens AG	281,635	40,568,508
Spirax-Sarco Engineering, PLC	105,214	16,241,245
		291,942,510
Buildings Energy Efficiency: 6.3%
Autodesk, Inc. (a)	147,796	45,128,030
Kingspan Group PLC	298,269	20,915,432
Trane Technologies PLC	247,991	35,998,374
		102,041,836
Transport Energy Efficiency: 8.5%
Aptiv PLC	297,418	38,750,591
TE Connectivity, Ltd.	218,986	26,512,635
TeamViewer AG (a)	460,545	24,739,276
Umicore SA	444,868	21,382,608
Zhuzhou CRRC Times Electric Co. Ltd.	6,139,300	26,826,444
		138,211,554

WATER INFRASTRUCTURE & TECHNOLOGIES: 21.8%
Water Infrastructure: 10.5%
Ferguson PLC	199,210	24,204,101
Georg Fischer AG	19,224	24,810,871
IDEX Corp.	262,024	52,195,181
Pentair PLC	660,784	35,081,023
Xylem, Inc.	348,704	35,494,580
		171,785,756
Water Treatment Equipment: 2.2%
Ecolab, Inc.	165,661	35,842,414

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Utilities: 8.2%
American Water Works Co., Inc.	346,278	$53,143,285
Beijing Enterprises Water Group, Ltd. (a)	22,236,000	8,945,785
Pennon Group PLC	2,516,248	32,567,718
Suez	1,935,246	38,355,154
		133,011,942
Diversified Water Infrastructure & Technology: 0.9%
Danaher Corp.	63,416	14,087,230

POLLUTION CONTROL: 9.9%
Pollution Control Solutions: 1.5%
Croda International PLC	278,983	25,088,922

Environmental Testing & Gas Sensing: 8.4%
Agilent Technologies, Inc.	435,165	51,562,701
Halma PLC	257,312	8,617,446
Intertek Group PLC	490,028	37,849,875
Waters Corp. (a)	159,414	39,442,212
		137,472,234

WASTE MANAGEMENT & TECHNOLOGIES: 3.2%
General Waste Management: 3.2%
Waste Management, Inc.	439,096	51,782,591

ENVIRONMENTAL SUPPORT SERVICES: 2.0%
Environmental Consultancies: 2.0%
Verisk Analytics, Inc.	157,084	32,609,068

FOOD, AGRICULTURE & FORESTRY: 17.0%
Logistics, Food Safety & Packaging: 6.1%
GEA Group AG	1,082,541	38,719,455
Mettler-Toledo International, Inc. (a)	33,181	37,815,722
WestRock Co.	520,206	22,644,567
		99,179,744
Sustainable & Efficient Agriculture: 10.9%
Deere & Co.	117,236	31,542,346
Koninklijke DSM NV	253,722	43,632,871
Kubota Corp.	1,836,200	40,116,594
Trimble, Inc. (a)	643,124	42,941,389

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
FOOD, AGRICULTURE & FORESTRY, continued
Sustainable & Efficient Agriculture, continued
Vitasoy International Holdings, Ltd.	5,134,000	$19,997,796
		178,230,996

DIVERSIFIED ENVIRONMENTAL: 3.4%
Linde PLC	209,256	55,141,048

TOTAL COMMON STOCKS
(Cost $1,063,377,343)		1,569,942,324

MONEY MARKET: 3.0%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	48,491,782	48,491,782
(Cost $48,491,782)

TOTAL INVESTMENTS: 99.3%
(Cost $1,111,869,125)		1,618,434,106

OTHER ASSETS AND LIABILITIES — (NET): 0.7%		11,209,494

NET ASSETS: 100.0%		$1,629,643,600

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(c)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Belgium	$21,382,608	1.3%
China	35,772,229	2.2%
Denmark	18,037,175	1.1%
France	85,391,313	5.3%
Germany	127,667,247	7.8%
Hong Kong	19,997,796	1.2%
Ireland	20,915,432	1.3%
Japan	64,586,065	4.0%
Netherlands	60,631,356	3.7%
Switzerland	24,810,871	1.5%
Taiwan	35,012,294	2.1%
United Kingdom	144,569,307	8.9%
United States	911,168,633	55.9%
Money Market	48,491,782	3.0%
Other assets and liabilities (net)	11,209,492	0.7%
Total	$1,629,643,600	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.1%
Communication Services: 5.0%
Adevinta ASA (a)	6,972	$117,200
Auto Trader Group PLC	70,212	571,507
BT Group PLC	258,638	466,184
Cable One, Inc.	200	445,544
Deutsche Telekom AG	96,925	1,769,132
Elisa OYJ	4,137	226,787
Iliad SA	431	88,469
Infrastrutture Wireless Italiane SpA	6,980	84,615
Interpublic Group of Cos Inc., The	11,400	268,128
Match Group, Inc. (a)	7,200	1,088,568
Netflix, Inc. (a)	12,817	6,930,536
Omnicom Group, Inc.	6,242	389,314
Orange SA	58,016	690,682
Pearson PLC	21,880	200,820
Pinterest, Inc., Class A (a)	16,400	1,080,760
Proximus SADP	4,424	87,389
Publicis Groupe SA	34,182	1,698,891
Quebecor, Inc., Class B	5,198	133,778
REA Group, Ltd.	1,533	175,601
Schibsted ASA, Class B	2,851	105,831
SEEK, Ltd.	9,732	213,373
Singapore Telecommunications, Ltd.	237,500	414,708
Spark New Zealand, Ltd.	53,422	180,952
Tele2 AB, Class B	14,523	192,110
Telefonica Deutschland Holding AG	30,276	83,389
Telenor ASA	20,975	356,045
Telia Company AB	71,357	294,694
Telstra Corp., Ltd.	121,051	278,006
TELUS Corp.	12,242	242,455
Verizon Communications, Inc.	120,395	7,073,206
Vodafone Group PLC	778,567	1,278,787
Walt Disney Co., The	52,598	9,529,706
WPP PLC	35,633	386,119
Zillow Group, Inc. (a)(b)	4,100	532,180
		37,675,466
Consumer Discretionary: 16.5%
Accor SA (a)	5,510	199,907
Amazon.com, Inc. (a)	10,800	35,174,843
Aristocrat Leisure, Ltd.	16,712	401,271
Barratt Developments PLC	29,612	270,716
Best Buy Co., Inc.	71,979	7,182,784
Burberry Group PLC	11,770	287,425

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Burlington Stores, Inc. (a)	1,954	$511,069
Compass Group PLC	51,873	967,502
Daimler AG	24,889	1,764,115
Dollar General Corp.	7,340	1,543,602
eBay, Inc.	20,476	1,028,919
Electrolux AB, Class B	6,559	152,608
Expedia Group, Inc.	4,000	529,600
Hennes & Mauritz AB, Class B	131,582	2,762,178
Hermes International	921	990,331
Hilton Worldwide Holdings, Inc.	8,145	906,213
Husqvarna AB, Class B	12,156	157,760
InterContinental Hotels Group PLC	5,047	327,122
Kering SA	7,876	5,715,877
La Francaise des Jeux SAEM	2,500	114,590
Lowe’s Cos., Inc.	21,992	3,529,936
lululemon athletica, Inc. (a)	30,465	10,602,734
LVMH Moet Hennessy Louis Vuitton SE	8,078	5,056,836
Marriott International, Inc., Class A	8,033	1,059,713
Michelin	4,935	635,415
Moncler SpA	5,634	346,382
Next PLC	3,868	372,977
Peloton Interactive, Inc., Class A (a)	5,700	864,804
Renault SA	5,590	244,685
SEB SA	659	119,828
Starbucks Corp.	147,118	15,738,683
Tabcorp Holdings, Ltd.	64,473	194,111
Target Corp.	14,609	2,578,927
Taylor Wimpey PLC	105,974	239,709
Tiffany & Co.	62,587	8,227,061
TJX Cos., Inc., The	34,854	2,380,180
Ulta Beauty, Inc. (a)	25,632	7,360,485
Vail Resorts, Inc.	1,266	353,163
Valeo SA	6,659	262,659
VF Corp.	9,700	828,477
Wesfarmers, Ltd.	32,973	1,281,565
Whitbread PLC (a)	5,870	248,633
		123,515,395
Consumer Staples: 11.3%
a2 Milk Co., Ltd. (a)	21,515	187,126
Beiersdorf AG	2,932	337,062

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Carrefour SA	17,607	$301,510
Clorox Co., The	3,712	749,527
Coca-Cola Amatil, Ltd.	14,738	146,851
Coca-Cola Co., The	234,224	12,844,843
Coles Group, Ltd.	38,791	541,966
Colruyt SA	1,611	95,393
Danone SA	62,057	4,083,732
Diageo PLC	71,546	2,830,987
Empire Co., Ltd., Class A	5,026	137,367
Essity AB, Class B	17,645	568,507
Estee Lauder Cos, Inc., The, Class A	59,767	15,909,377
General Mills, Inc.	17,713	1,041,524
George Weston, Ltd.	2,334	174,339
Heineken Holding NV	3,352	315,518
Heineken NV	7,538	840,027
Henkel AG & Co. KGaA	3,022	291,202
Hershey Co., The	4,315	657,304
ICA Gruppen AB	2,925	146,310
J.M. Smucker Co., The	3,320	383,792
Jeronimo Martins SGPS SA	7,320	123,047
Kellogg Co.	113,287	7,049,850
Kimberly-Clark Corp.	9,949	1,341,424
Kroger Co., The	22,895	727,145
Loblaw Cos, Ltd.	5,266	259,846
L’Oreal SA	23,011	8,779,892
McCormick & Co., Inc.	7,644	730,766
Metro, Inc.	7,407	330,519
Mowi ASA	12,782	284,732
Orkla ASA	21,842	221,749
Pernod Ricard SA	6,175	1,185,887
Procter & Gamble Co., The	72,078	10,028,932
Remy Cointreau SA	657	122,633
Saputo, Inc.	7,213	201,901
Shiseido Co., Ltd.	11,700	809,923
Tesco PLC	284,796	898,750
Treasury Wine Estates, Ltd.	20,961	151,629
Unilever PLC	115,131	6,927,158
Walgreens Boots Alliance, Inc.	21,735	866,792
Woolworths Group, Ltd.	36,731	1,113,333
		84,740,172
Financials: 17.5%
Admiral Group PLC	5,558	219,774
Aegon NV	52,035	207,561

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Allianz SE	12,132	$2,980,503
Allstate Corp., The	9,190	1,010,257
Ally Financial, Inc.	10,909	389,015
American Express Co.	19,900	2,406,109
American International Group, Inc.	25,123	951,157
Amundi SA	1,764	143,769
Aon PLC, Class A	6,731	1,422,058
Assicurazioni Generali SpA	32,083	561,722
Assurant, Inc.	1,784	243,016
ASX, Ltd.	5,630	312,448
Australia & New Zealand Banking Group, Ltd	82,477	1,447,317
Aviva PLC	114,218	508,045
AXA SA	56,246	1,348,910
Banco Santander SA	504,267	1,572,475
Bank Leumi Le-Israel BM	42,252	249,403
Bank of America Corp.	227,133	6,884,401
Bank of Montreal	18,623	1,415,927
Bank of Nova Scotia, The	35,329	1,909,526
BNP Paribas SA	32,710	1,726,833
CaixaBank SA	104,365	268,247
Canadian Imperial Bank of Commerce	63,747	5,444,712
Citigroup, Inc.	60,568	3,734,623
CME Group, Inc.	10,500	1,911,525
CNP Assurances	4,992	81,105
Commerzbank AG	29,135	188,284
Commonwealth Bank of Australia	51,479	3,272,108
Credit Agricole SA (a)	33,555	424,200
Danske Bank A/S	20,058	331,507
Deutsche Boerse AG	5,526	940,925
Direct Line Insurance Group PLC	39,682	173,557
Discover Financial Services	8,963	811,420
DNB ASA (a)	74,791	1,465,575
Eurazeo SA (a)	1,144	77,734
EXOR NV	3,154	256,190
Fifth Third Bancorp	20,800	573,456
FinecoBank Banca Fineco SpA	17,726	292,338
First Republic Bank	5,031	739,205
Gjensidige Forsikring ASA	5,818	129,854
Globe Life, Inc.	3,005	285,355

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Goldman Sachs Group, Inc., The	9,600	$2,531,616
Groupe Bruxelles Lambert SA	3,285	331,108
Hang Seng Bank, Ltd.	22,300	384,854
Hargreaves Lansdown PLC	9,656	201,058
Hartford Financial Services Group, Inc., The	10,474	513,016
Huntington Bancshares, Inc.	29,583	373,633
iA Financial Corp., Inc.	3,156	136,812
Industrivarden AB, Class C	4,645	150,137
ING Groep NV	113,427	1,054,626
Insurance Australia Group, Ltd.	67,206	243,895
Intact Financial Corp.	4,166	493,283
Intercontinental Exchange, Inc.	15,952	1,839,106
Investor AB, Class B	35,828	2,607,681
JPMorgan Chase & Co.	88,700	11,271,110
KeyCorp.	28,378	465,683
Kinnevik AB, Class B (a)	7,922	397,974
Legal & General Group PLC	173,480	632,233
Lincoln National Corp.	5,672	285,358
M&G PLC	75,606	204,074
Macquarie Group, Ltd.	9,877	1,054,265
Manulife Financial Corp.	57,136	1,016,679
Medibank Pvt, Ltd.	80,087	185,493
MetLife, Inc.	22,509	1,056,798
Moody’s Corp.	4,965	1,441,042
Muenchener Rueckversicherungs AG	4,075	1,210,789
National Australia Bank, Ltd.	92,947	1,620,423
National Bank of Canada	9,785	550,709
Natixis SA (a)	27,532	94,339
Nordea Bank Apb (a)	94,219	772,161
Onex Corp.	2,452	140,736
PNC Financial Services Group, Inc., The	12,363	1,842,087
Poste Italiane SpA	15,193	155,406
Principal Financial Group, Inc.	310,682	15,412,934
Progressive Corp., The	17,096	1,690,452
QBE Insurance Group, Ltd.	42,725	278,500
Reinsurance Group of America, Inc.	1,996	231,336
Royal Bank of Canada	41,491	3,409,179

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Royal Bank of Scotland Group PLC	140,689	$321,613
RSA Insurance Group PLC	30,084	278,844
S&P Global, Inc.	7,007	2,303,411
Schroders PLC	3,616	164,875
SCOR SE	4,611	149,565
Skandinaviska Enskilda Banken AB, Class A (a)	47,329	487,370
Societe Generale SA	23,576	490,112
Standard Chartered PLC	78,015	495,391
Standard Life Aberdeen PLC	66,324	254,220
State Street Corp.	10,281	748,251
Sun Life Financial, Inc.	17,016	756,623
Suncorp Group, Ltd.	36,669	275,952
Svenska Handelsbanken AB, Class A	45,245	456,071
Swedbank AB, Class A (a)	26,337	461,961
Synchrony Financial	15,317	531,653
T Rowe Price Group, Inc.	6,700	1,014,313
Toronto-Dominion Bank, The	52,704	2,977,824
Travelers Cos., Inc., The	7,400	1,038,738
Tryg A/S	3,515	110,551
U.S. Bancorp	39,477	1,839,233
Voya Financial, Inc.	100,991	5,939,281
Wendel SA	780	93,085
Westpac Banking Corp.	105,028	1,562,955
Willis Towers Watson PLC	3,808	802,269
Zurich Insurance Group AG	4,376	1,844,138
		130,991,030
Health Care: 13.4%
Abbott Laboratories	51,486	5,637,202
AbbVie, Inc.	51,400	5,507,510
Alcon, Inc. (a)	14,299	949,398
Alexion Pharmaceuticals, Inc. (a)	6,461	1,009,467
Alnylam Pharmaceuticals, Inc. (a)	15,474	2,011,156
AmerisourceBergen Corp.	4,488	438,747
Anthem, Inc.	14,072	4,518,378
AstraZeneca PLC	38,161	3,805,158
Becton Dickinson & Co.	8,479	2,121,615
Cardinal Health, Inc.	8,525	456,599
Cerner Corp.	8,900	698,472
CSL, Ltd.	13,204	2,884,975
CVS Health Corp.	38,027	2,597,244

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
DaVita, Inc. (a)	2,400	$281,760
Eli Lilly & Co.	25,077	4,234,001
Genmab A/S (a)	1,900	770,438
Gilead Sciences, Inc.	36,554	2,129,636
GlaxoSmithKline PLC	145,898	2,669,636
GN Store Nord AS	3,724	296,855
Hologic, Inc. (a)	7,571	551,396
IDEXX Laboratories, Inc. (a)	2,559	1,279,167
Illumina, Inc. (a)	4,300	1,591,000
Insulet Corp. (a)	2,000	511,260
Ipsen SA	1,097	90,709
Johnson & Johnson	76,653	12,063,650
Koninklijke Philips NV	26,612	1,433,523
McKesson Corp.	9,777	1,700,416
Merck & Co., Inc.	73,500	6,012,300
Merck KGaA	3,759	644,722
Novo Nordisk A/S, Class B	50,074	3,493,119
Orion OYJ, Class B	14,808	680,205
Pfizer, Inc.	161,600	5,948,496
Quest Diagnostics, Inc.	51,448	6,131,058
Recordati SpA	3,041	169,106
Ryman Healthcare, Ltd.	11,633	127,626
Sanofi	32,875	3,186,344
Sarepta Therapeutics, Inc. (a)(b)	2,200	375,078
Smith & Nephew PLC	25,438	528,410
Stryker Corp.	23,636	5,791,766
UCB SA	3,677	379,824
Varian Medical Systems, Inc. (a)	2,700	472,527
Vertex Pharmaceuticals, Inc. (a)	7,564	1,787,676
Waters Corp. (a)	1,854	458,717
Zoetis, Inc.	13,874	2,296,147
		100,722,489
Industrials: 6.6%
Aeroports de Paris	864	111,781
Air Canada (a)	4,200	75,131
Alfa Laval AB	9,149	252,663
Allegion PLC	2,752	320,278
Alstom SA (a)	7,290	415,231
Assa Abloy AB, Class B	29,147	720,281
Auckland International Airport, Ltd.	36,399	199,052
Aurizon Holdings, Ltd.	55,735	167,452

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Brambles, Ltd.	44,136	$362,016
Bureau Veritas SA	8,543	228,053
Canadian National Railway Co.	20,690	2,274,617
Cie de Saint-Gobain	15,048	692,093
Cummins, Inc.	4,378	994,244
Deutsche Lufthansa AG (a)	8,692	115,011
Equifax, Inc.	3,600	694,224
FedEx Corp.	7,300	1,895,226
GEA Group AG	4,462	159,593
Getlink SE (a)	12,796	221,386
KION Group AG	1,903	165,032
Legrand SA	26,253	2,348,504
MTR Corp., Ltd.	44,888	251,042
Otis Worldwide Corp.	21,400	1,445,570
Pentair PLC	4,855	257,752
Qantas Airways, Ltd.	26,554	99,571
Randstad NV	3,465	224,299
RELX PLC	56,164	1,374,188
Republic Services, Inc.	6,513	627,202
Ritchie Bros Auctioneers, Inc.	99,700	6,930,203
Schneider Electric SE	16,078	2,323,712
Securitas AB, Class B	9,106	146,913
Siemens AG	22,247	3,204,600
Skanska AB, Class B	9,893	252,113
Smiths Group PLC	11,522	236,996
Sunrun, Inc. (a)	55,900	3,878,342
Sydney Airport	38,454	190,340
Teleperformance	1,708	567,024
Transurban Group	79,537	838,145
United Parcel Service, Inc., Class B	20,500	3,452,200
Verisk Analytics, Inc.	4,500	934,155
Wolters Kluwer NV	110,737	9,342,566
WSP Global, Inc.	3,299	312,535
		49,301,336
Information Technology: 17.4%
Accenture PLC, Class A	23,981	6,264,077
Afterpay, Ltd. (a)	6,221	565,524
ANSYS, Inc. (a)	2,575	936,785
Arista Networks, Inc. (a)	1,700	493,969
Atos SE (a)	2,858	260,980
Autodesk, Inc. (a)	43,534	13,292,671
Avalara, Inc. (a)	2,400	395,736

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Booz Allen Hamilton Holding Corp.	4,700	$409,746
Capgemini SE	4,682	728,296
CDW Corp.	6,187	815,385
Cisco Systems, Inc.	122,875	5,498,656
Computershare, Ltd.	14,156	159,299
Dassault Systemes SA	3,843	779,435
DocuSign, Inc. (a)	5,113	1,136,620
Dropbox, Inc., Class A (a)	7,266	161,233
Halma PLC	51,030	1,709,008
Hexagon AB, Class B	8,185	750,417
HP, Inc.	41,641	1,023,952
IBM	25,820	3,250,222
Intuit, Inc.	7,637	2,900,914
Microsoft Corp.	169,868	37,782,040
Nexi SpA (a)	12,780	254,311
Nokia OYJ	164,416	635,028
Okta, Inc. (a)	3,401	864,738
PayPal Holdings Inc (a)	32,501	7,611,734
Sage Group PLC, The	31,721	251,872
salesforce.com, Inc. (a)	26,209	5,832,289
SAP SE	30,367	3,933,094
Shopify, Inc., Class A (a)	3,200	3,613,343
Slack Technologies, Inc., Class A (a)	11,200	473,088
Splunk, Inc. (a)	4,629	786,421
Square, Inc., Class A (a)	10,603	2,307,637
Texas Instruments, Inc.	26,741	4,389,000
Twilio, Inc., Class A (a)	25,169	8,519,707
Visa, Inc., Class A	49,066	10,732,206
Western Union Co., The	12,037	264,092
WiseTech Global, Ltd.	4,237	100,693
Worldline SA (a)	6,944	674,596
		130,558,814
Materials: 6.9%
Air Liquide SA	68,490	11,228,718
Akzo Nobel NV	5,612	602,362
Arkema SA	2,009	229,874
BlueScope Steel, Ltd.	14,617	197,399
Boliden AB	7,954	282,187
Celanese Corp.	59,900	7,783,406
Chr. Hansen Holding A/S (a)	3,068	316,991
Covestro AG	5,338	328,892
Dow, Inc.	21,636	1,200,798
Ecolab, Inc.	7,451	1,612,098

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Materials, continued
Evonik Industries AG	6,099	$199,343
Fortescue Metals Group, Ltd.	49,246	889,501
International Flavors & Fragrances, Inc. (b)	2,500	272,100
Johnson Matthey PLC	5,628	186,459
Kinross Gold Corp.	36,596	268,526
Koninklijke DSM NV	71,288	12,259,482
Lundin Mining Corp.	19,200	170,445
Mondi PLC	14,120	330,858
Newmont Corp.	127,953	7,663,105
Norsk Hydro ASA	39,109	182,016
Northern Star Resources, Ltd.	21,521	210,346
Novozymes A/S, Class B	6,053	344,779
Nutrien, Ltd.	16,600	798,636
PPG Industries, Inc.	6,942	1,001,175
Solvay SA	2,156	254,267
Stora Enso OYJ, Class R	16,918	323,941
Svenska Cellulosa AB SCA, Class B	17,619	308,053
Yara International ASA	54,336	2,254,158
		51,699,915
Real Estate: 1.6%
Ascendas Real Estate Investment Trust, REIT	93,500	211,072
Azrieli Group, Ltd.	1,235	78,493
British Land Co. PLC, The, REIT	25,601	171,463
Camden Property Trust, REIT	2,877	287,470
Canadian Apartment Properties, REIT	2,500	98,181
City Developments, Ltd.	13,300	80,174
Covivio, REIT	1,512	138,744
Dexus, REIT	31,733	230,157
Equity LifeStyle Properties, Inc., REIT	5,081	321,932
Gecina SA, REIT	14,428	2,243,556
GPT Group, The, REIT	56,646	197,033
Healthpeak Properties, Inc., REIT	15,700	474,611
Host Hotels & Resorts, Inc., REIT	20,588	301,202
Iron Mountain, Inc., REIT (b)	8,406	247,809
Klepierre SA, REIT	5,721	129,031
Land Securities Group PLC, REIT	20,484	189,190

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
LendLease Group	19,235	$194,482
Link, REIT	61,084	554,751
Mapletree Logistics Trust, REIT	84,000	127,845
Mirvac Group, REIT	114,400	232,343
RioCan Real Estate Investment Trust, REIT	4,596	60,478
Scentre Group, REIT	150,937	324,211
Stockland, REIT	69,338	223,863
Sun Communities, Inc., REIT	2,900	440,655
Suntec Real Estate Investment Trust, REIT	57,400	64,736
Swire Properties, Ltd.	34,200	99,434
Unibail-Rodamco-Westfield, REIT	4,025	313,487
Ventas, Inc., REIT	10,900	534,536
VICI Properties, Inc., REIT	13,700	349,350
Vicinity Centres, REIT	111,964	138,440
Vonovia SE	14,981	1,094,124
Welltower, Inc., REIT	12,163	785,973
Weyerhaeuser Co., REIT	21,737	728,842
		11,667,668
Utilities: 2.9%
American Water Works Co., Inc.	100,958	15,494,023
Edison International	10,999	690,957
Electricite de France SA	18,051	285,645
Elia Group SA	899	107,305
Engie SA (a)	53,114	814,238
Essential Utilities, Inc.	6,800	321,572
Hydro One, Ltd.	9,565	215,286
Meridian Energy, Ltd.	37,261	199,555
National Grid PLC	102,066	1,206,158
Orsted A/S	5,502	1,125,738
Red Electrica Corp. SA	12,589	258,466
Severn Trent PLC	6,920	216,029
Suez	34,212	678,057
United Utilities Group PLC	19,830	242,540
		21,855,569
TOTAL COMMON STOCKS
(Cost $587,252,278)		742,727,854

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
PREFERRED STOCKS: 0.1%
Consumer Staples: 0.1%
Henkel AG & Co. KGaA	5,181	$584,181

Materials: 0.0% (c)
Fuchs Petrolub SE	2,022	114,086

TOTAL PREFERRED STOCKS
(Cost $640,365)		698,267

MONEY MARKET: 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	3,614,895	3,614,895
(Cost $3,614,895)

TOTAL INVESTMENTS: 99.7%
(Cost $591,507,538)		747,041,016

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		2,382,086

NET ASSETS: 100.0%		$749,423,102

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $1,062,536.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	86

December 31, 2020
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Australia	$22,956,852	3.1%
Belgium	1,147,981	0.2%
Canada	34,281,070	4.6%
Denmark	6,789,977	0.9%
Finland	1,865,961	0.2%
France	63,728,170	8.5%
Germany	20,215,382	2.7%
Hong Kong	1,290,082	0.2%
Israel	327,896	0.0%*
Italy	2,120,068	0.3%
Japan	809,923	0.1%
Netherlands	26,279,960	3.5%
New Zealand	894,311	0.1%
Norway	4,999,961	0.7%
Portugal	123,047	0.0%*
Singapore	898,536	0.1%
Spain	2,099,188	0.3%
Sweden	12,320,149	1.6%
Switzerland	2,793,535	0.4%
United Kingdom	32,846,045	4.4%
United States	504,638,027	67.3%
Money Market	3,614,895	0.5%
Other assets and liabilities (net)	2,382,086	0.3%
TOTAL	$749,423,102	100.0%

*	Rounds to less than 0.05%.

87	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.2%
Australia: 7.0%
ASX, Ltd.	10,003	$555,137
Aurizon Holdings, Ltd.	211,925	636,713
Australia & New Zealand Banking Group, Ltd	220,658	3,872,135
Brambles, Ltd.	171,445	1,406,242
Coca-Cola Amatil, Ltd.	98,089	977,369
Cochlear, Ltd.	6,454	941,737
Coles Group, Ltd.	94,287	1,317,324
Commonwealth Bank of Australia	163,466	10,390,224
Computershare, Ltd.	130,757	1,471,424
Dexus, REIT	124,366	902,018
Evolution Mining, Ltd.	161,800	622,665
Fortescue Metals Group, Ltd.	185,589	3,352,183
Goodman Group, REIT	146,512	2,141,635
GPT Group, The, REIT	360,787	1,254,936
LendLease Group	62,129	628,175
Macquarie Group, Ltd.	32,001	3,415,767
Mirvac Group, REIT	80,733	163,966
National Australia Bank, Ltd.	307,569	5,362,108
Newcrest Mining, Ltd.	107,182	2,139,112
Stockland, REIT	349,094	1,127,075
Sydney Airport	253,211	1,253,349
Telstra Corp., Ltd.	393,844	904,505
Transurban Group	331,869	3,497,169
Vicinity Centres, REIT	476,644	589,356
		48,922,324
Austria: 0.3%
Erste Group Bank AG (a)	48,925	1,490,388
Voestalpine AG	25,585	913,145
		2,403,533
Belgium: 0.6%
KBC Group NV	16,318	1,141,952
Solvay SA	7,533	888,400
UCB SA	16,706	1,725,686
Umicore SA	15,056	723,668
		4,479,706
Denmark: 3.8%
Chr. Hansen Holding A/S (a)	10,830	1,118,974
Coloplast A/S, Class B	9,867	1,508,949
Genmab A/S (a)	5,564	2,256,168
H Lundbeck A/S	26,352	902,135
Novo Nordisk A/S, Class B	141,421	9,865,407
Novozymes A/S, Class B	18,869	1,074,777
Orsted A/S	17,681	3,617,624
Pandora A/S	14,401	1,611,728

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Denmark, continued
Vestas Wind Systems A/S	19,095	$4,510,799
		26,466,561
Finland: 1.0%
Elisa OYJ	26,593	1,457,809
Orion OYJ, Class B (b)	27,997	1,286,041
UPM-Kymmene OYJ	73,303	2,733,590
Wartsila OYJ Abp	131,513	1,316,232
		6,793,672
France: 10.0%
Accor SA (a)	28,593	1,037,377
Air Liquide SA	48,582	7,964,865
Atos SE (a)	8,301	758,011
AXA SA	174,312	4,180,409
Bouygues SA	44,119	1,814,525
Carrefour SA	92,398	1,582,261
Cie de Saint-Gobain	52,242	2,402,734
Covivio, REIT	9,455	867,609
Credit Agricole SA (a)	135,463	1,712,513
Danone SA	56,724	3,732,788
Dassault Systemes SA	13,155	2,668,090
EssilorLuxottica SA	26,698	4,160,467
Gecina SA, REIT	8,180	1,271,991
Getlink SE (a)	55,311	956,947
Kering SA	7,369	5,347,930
Klepierre SA, REIT	45,935	1,036,016
L’Oreal SA	22,774	8,689,464
Michelin	20,945	2,696,812
Natixis SA (a)	179,045	613,500
Orange SA	213,989	2,547,545
Publicis Groupe SA	14,356	713,512
Schneider Electric SE	55,090	7,962,014
Teleperformance	3,972	1,318,629
Ubisoft Entertainment SA (a)	9,994	963,107
Unibail-Rodamco-Westfield, REIT	17,627	1,372,877
Valeo SA	23,666	933,488
Wendel SA	5,987	714,488
		70,019,969
Germany: 9.0%
adidas AG	16,069	5,845,978
Allianz SE	31,569	7,755,646
BASF SE	92,399	7,303,463
Bayerische Motoren Werke AG	27,584	2,434,469
Beiersdorf AG	4,809	552,841

SEE NOTES TO FINANCIAL STATEMENTS	88

December 31, 2020
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Germany, continued
Delivery Hero SE (a)	16,494	$2,579,478
Deutsche Boerse AG	13,902	2,367,126
HeidelbergCement AG	9,225	686,852
Henkel AG & Co. KGaA	7,911	762,308
Merck KGaA	5,805	995,641
Muenchener Rueckversicherungs AG	13,050	3,877,497
SAP SE	104,761	13,568,506
Siemens AG	79,104	11,394,646
Symrise AG	16,015	2,129,087
Telefonica Deutschland Holding AG	252,215	694,670
		62,948,208
Hong Kong: 1.6%
BOC Hong Kong Holdings, Ltd.	524,057	1,588,534
Hang Seng Bank, Ltd.	99,900	1,724,079
HKT Trust & HKT, Ltd.	915,000	1,186,691
Hong Kong Exchanges and Clearing, Ltd.	83,699	4,591,031
MTR Corp., Ltd.	216,168	1,208,949
Swire Pacific, Ltd., Class A	117,500	647,238
Swire Properties, Ltd.	161,200	468,678
		11,415,200
Ireland: 0.8%
CRH PLC	73,115	3,109,330
Kerry Group PLC, Class A	19,131	2,778,652
		5,887,982
Israel: 0.2%
Bank Hapoalim BM (a)	117,543	807,314
Bank Leumi Le-Israel BM	140,694	830,482
Mizrahi Tefahot Bank, Ltd.	2,046	47,462
		1,685,258
Italy: 2.0%
Assicurazioni Generali SpA	151,230	2,647,794
CNH Industrial NV	85,902	1,079,823
Enel SpA	704,550	7,168,605
Intesa Sanpaolo SpA	1,162,207	2,747,128
		13,643,350
Japan: 26.8%
Aeon Co., Ltd.	65,500	2,148,816
Ajinomoto Co., Inc.	43,600	987,964
ANA Holdings, Inc. (a)	42,600	941,273
Asahi Kasei Corp.	123,200	1,262,816
Astellas Pharma, Inc.	178,300	2,760,754
Bridgestone Corp.	55,900	1,833,288

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Capcom Co., Ltd.	10,500	$680,953
Central Japan Railway Co.	8,500	1,201,929
Chugai Pharmaceutical Co., Ltd.	66,300	3,537,446
Dai Nippon Printing Co., Ltd. (b)	50,700	911,973
Daifuku Co, Ltd.	9,900	1,225,080
Dai-ichi Life Holdings, Inc.	82,800	1,247,415
Daiichi Sankyo Co., Ltd.	146,100	5,006,872
Daiwa House Industry Co., Ltd.	48,500	1,442,035
Denso Corp.	42,700	2,541,536
East Japan Railway Co.	32,500	2,168,250
Eisai Co., Ltd.	25,200	1,802,131
Fast Retailing Co., Ltd.	6,000	5,380,075
Fujitsu, Ltd.	18,300	2,644,998
Hino Motors, Ltd.	65,600	560,013
Hitachi Construction Machinery Co., Ltd.	16,400	466,309
Honda Motor Co., Ltd.	121,200	3,419,813
Japan Retail Fund Investment Corp., REIT	807	1,468,698
JFE Holdings, Inc. (a)	133,700	1,283,693
Kajima Corp.	102,900	1,380,404
Kao Corp.	45,500	3,515,156
KDDI Corp.	144,300	4,278,530
Keio Corp.	9,800	760,333
Keyence Corp.	17,900	10,069,047
Kikkoman Corp.	20,200	1,405,858
Kobe Bussan Co., Ltd.	32,000	983,199
Komatsu, Ltd.	111,200	3,068,927
Kubota Corp.	135,900	2,969,091
Kuraray Co., Ltd. (b)	98,300	1,046,615
Kurita Water Industries, Ltd.	26,400	1,009,132
Kyushu Railway Co.	52,700	1,136,894
Mazda Motor Corp.	99,900	668,721
Mercari, Inc. (a)	15,000	664,932
Mitsubishi Chemical Holdings Corp.	156,200	946,314
Mitsubishi Estate Co., Ltd.	129,000	2,073,395
Mitsubishi UFJ Lease & Finance Co., Ltd.	119,200	572,385
Mitsui Fudosan Co., Ltd.	81,900	1,714,949
Miura Co., Ltd.	8,600	480,122
Mizuho Financial Group, Inc.	146,050	1,853,693

89	SEE NOTES TO FINANCIAL STATEMENTS

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Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
MS&AD Insurance Group Holdings, Inc.	38,200	$1,162,236
Murata Manufacturing Co., Ltd.	56,200	5,087,758
NEC Corp.	36,200	1,944,289
NGK Insulators, Ltd.	75,800	1,171,240
NGK Spark Plug Co., Ltd.	15,100	257,862
Nintendo Co., Ltd.	9,800	6,291,023
Nippon Paint Holdings Co., Ltd.	14,200	1,560,330
Nitto Denko Corp.	16,000	1,433,280
Nomura Real Estate Master Fund, Inc., REIT	30	42,931
Nomura Research Institute, Ltd.	27,900	998,081
NSK, Ltd.	35,200	306,332
Obayashi Corp.	91,500	790,063
Odakyu Electric Railway Co., Ltd.	20,500	643,868
Omron Corp.	18,200	1,624,736
Ono Pharmaceutical Co., Ltd.	36,000	1,084,853
Oriental Land Co., Ltd.	22,600	3,734,228
ORIX Corp.	137,800	2,119,931
Otsuka Corp.	13,500	712,085
Panasonic Corp.	231,700	2,700,979
Rakuten, Inc. (b)	84,600	814,091
Recruit Holdings Co, Ltd.	127,500	5,355,375
Resona Holdings, Inc.	206,600	723,259
Rohm Co., Ltd.	8,500	823,996
Santen Pharmaceutical Co., Ltd.	43,200	701,621
SCSK Corp.	14,000	800,596
Secom Co., Ltd.	26,200	2,416,995
Sekisui Chemical Co., Ltd.	35,300	669,335
Sekisui House, Ltd.	60,900	1,240,643
Seven & i Holdings Co., Ltd.	65,300	2,312,310
SG Holdings Co., Ltd.	57,700	1,573,265
Shimadzu Corp.	28,900	1,123,342
Shimizu Corp.	56,800	413,464
Shin-Etsu Chemical Co., Ltd.	23,300	4,089,516
Shiseido Co., Ltd.	34,400	2,381,313
Sompo Holdings, Inc.	30,200	1,224,393
Sony Corp.	109,700	11,054,249
Stanley Electric Co., Ltd.	12,800	412,921

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Sumitomo Metal Mining Co., Ltd.	29,900	$1,329,981
Sumitomo Mitsui Trust Holdings Inc	27,900	860,846
Suntory Beverage & Food, Ltd.	16,800	595,045
Sysmex Corp.	14,500	1,744,735
T&D Holdings, Inc.	57,100	675,427
Taisei Corp.	21,600	745,168
Takeda Pharmaceutical Co., Ltd.	138,400	5,008,607
TDK Corp.	9,700	1,463,570
Tokyo Electron, Ltd.	10,500	3,922,409
Tokyu Corp.	84,500	1,049,905
Toray Industries, Inc.	176,900	1,049,265
TOTO, Ltd.	20,600	1,239,882
Unicharm Corp.	39,100	1,854,356
West Japan Railway Co.	32,400	1,696,467
Yamada Holdings Co., Ltd.	190,800	1,013,724
Yamaha Corp.	23,500	1,384,721
Yaskawa Electric Corp.	23,600	1,176,586
Yokogawa Electric Corp.	22,700	452,755
Z Holdings Corp.	221,700	1,341,559
		187,923,624
Netherlands: 6.1%
Aegon NV	258,222	1,030,013
Akzo Nobel NV	19,292	2,070,699
ASML Holding NV	43,348	20,988,103
ING Groep NV	304,242	2,828,793
Koninklijke Ahold Delhaize NV	116,263	3,279,934
Koninklijke Philips NV	91,652	4,937,067
NN Group NV	41,602	1,798,464
Prosus NV (a)	35,146	3,795,019
Wolters Kluwer NV	23,424	1,976,216
		42,704,308
New Zealand: 0.6%
Auckland International Airport, Ltd.	116,064	634,709
Fisher & Paykel Healthcare Corp., Ltd.	48,472	1,151,148
Meridian Energy, Ltd.	330,181	1,768,318
Ryman Healthcare, Ltd.	43,647	478,854
		4,033,029
Norway: 0.5%
Mowi ASA	42,876	955,106

SEE NOTES TO FINANCIAL STATEMENTS	90

December 31, 2020
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Norway, continued
Norsk Hydro ASA	203,326	$946,295
Telenor ASA	87,437	1,484,221
		3,385,622
Portugal: 0.1%
Jeronimo Martins SGPS SA	37,025	622,380

Singapore: 1.4%
Ascendas Real Estate Investment Trust, REIT	175,600	396,410
CapitaLand Integrated Commercial Trust, REIT	749,236	1,225,321
CapitaLand, Ltd.	82,526	204,769
DBS Group Holdings, Ltd.	155,147	2,940,148
Keppel Corp., Ltd.	365,500	1,488,456
Singapore Airlines, Ltd. (a)	389,200	1,262,846
Singapore Telecommunications, Ltd.	696,400	1,216,012
United Overseas Bank, Ltd.	50,400	859,038
		9,593,000
Spain: 2.6%
Banco Bilbao Vizcaya Argentaria SA	599,446	2,971,215
CaixaBank SA	312,814	804,018
Iberdrola SA	519,933	7,471,588
Industria de Diseno Textil SA	99,001	3,142,273
Red Electrica Corp. SA	88,192	1,810,676
Telefonica SA	584,430	2,324,646
		18,524,416
Sweden: 3.2%
Assa Abloy AB, Class B	80,772	1,996,038
Atlas Copco AB, Class A	66,645	3,425,314
Atlas Copco AB, Class B	32,289	1,449,371
Boliden AB	43,112	1,529,499
Essity AB, Class B	42,436	1,367,252
Hennes & Mauritz AB, Class B	74,902	1,572,348
Husqvarna AB, Class B	52,734	684,378
Investment AB Latour, Class B	14,660	355,105
Kinnevik AB, Class B (a)	34,185	1,717,338
Sandvik AB	124,757	3,076,951
Skandinaviska Enskilda Banken AB, Class A (a)	72,523	746,805
Skanska AB, Class B	34,764	885,926
SKF AB, Class B	37,739	981,941
Svenska Handelsbanken AB, Class A	103,180	1,040,057
Tele2 AB, Class B	38,449	508,603

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Sweden, continued
Telia Company AB	288,455	$1,191,277
		22,528,203
Switzerland: 8.6%
ABB, Ltd.	183,480	5,146,464
Adecco Group AG	19,409	1,292,704
Alcon, Inc. (a)	45,153	2,997,982
Chocoladefabriken Lindt & Spruengli AG-Reg	16	1,607,053
Givaudan SA	762	3,223,886
Kuehne & Nagel International AG	9,040	2,051,343
Lonza Group AG	7,578	4,881,494
Roche Holding AG	62,242	21,678,793
SGS SA	846	2,550,158
Sika AG	14,114	3,847,381
Sonova Holding AG (a)	4,890	1,271,857
Swiss Re AG	32,729	3,083,503
Swisscom AG	2,008	1,081,383
Zurich Insurance Group AG	13,181	5,554,749
		60,268,750
United Kingdom: 12.0%
3i Group PLC	141,524	2,238,474
Associated British Foods PLC	38,625	1,192,534
Aviva PLC	443,936	1,974,642
Barratt Developments PLC	119,255	1,090,242
Berkeley Group Holdings PLC	19,114	1,236,438
British Land Co. PLC, The, REIT	198,118	1,326,897
BT Group PLC	490,539	884,176
Burberry Group PLC	37,501	915,779
Compass Group PLC	187,629	3,499,535
Ferguson PLC	18,751	2,278,255
GlaxoSmithKline PLC	441,854	8,085,027
Informa PLC	165,679	1,238,843
InterContinental Hotels Group PLC	20,624	1,336,746
J Sainsbury PLC	438,707	1,348,457
JD Sports Fashion PLC	78,850	926,350
Legal & General Group PLC	850,405	3,099,228
London Stock Exchange Group PLC	26,884	3,318,467
Mondi PLC	38,304	897,534
National Grid PLC	398,122	4,704,779
Pearson PLC	85,695	786,530
Prudential PLC	238,097	4,378,119

91	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
United Kingdom, continued
Reckitt Benckiser Group PLC	62,713	$5,597,402
RELX PLC	191,073	4,675,064
Rentokil Initial, PLC	115,302	803,905
RSA Insurance Group PLC	79,104	733,204
Smith & Nephew PLC	92,302	1,917,341
Spirax-Sarco Engineering, PLC	7,320	1,129,944
Standard Chartered PLC	232,861	1,478,654
Standard Life Aberdeen PLC	257,051	985,277
Taylor Wimpey PLC	435,110	984,201
Tesco PLC	865,453	2,731,168
Unilever PLC	225,859	13,545,592
Whitbread PLC (a)	16,184	685,500
Wm Morrison Supermarkets PLC	352,022	851,789
WPP PLC	103,087	1,117,050
		83,993,143
Total Common Stocks
(Cost $525,486,477)		688,242,238

PREFERRED STOCKS: 0.4%
Germany: 0.4%
Bayerische Motoren Werke AG	12,785	861,262
Henkel AG & Co. KGaA	6,400	721,628
Sartorius AG	3,738	1,574,369
TOTAL PREFERRED STOCKS
(Cost $2,163,821)		3,157,259

MONEY MARKET: 1.1%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	7,592,518	7,592,518
(Cost $7,592,518)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.101% (c)(d)	1,842,875	$1,842,875
(Cost $1,842,875)

TOTAL INVESTMENTS: 100.0%
(Cost $537,085,691)		700,834,890

PAYABLE UPON RETURN OF SECURITIES LOANED: -0.3%		(1,842,875)

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		1,984,577

NET ASSETS: 100.0%		$700,976,592

(a)	Security or partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $2,546,905.
(b)	Non-income producing security.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2020
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	92

December 31, 2020
Schedules of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent Of Net Assets
Communication Services	$32,892,644	4.7%
Consumer Discretionary	85,168,911	12.1%
Consumer Staples	70,397,320	10.1%
Financials	116,452,507	16.6%
Health Care	88,528,346	12.8%
Industrials	116,652,191	16.4%
Information Technology	71,121,798	10.2%
Materials	61,277,216	8.7%
Real Estate	22,366,974	3.2%
Utilities	26,541,590	3.8%
Money Market	7,592,518	1.1%
Other assets and liabilities (net)	1,984,577	0.3%
Total	$700,976,592	100.0%

93	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS: 98.8%
Community Investment Notes: 0.0% (a)
CINI Investment Note, 2.000%, 10/31/2023 (b)(c)	$293,185	$293,185
(Cost $293,185)

CORPORATE BONDS: 37.4%
Communication Services: 3.7%
Alphabet, Inc., 1.900%, 08/15/40	700,000	688,142
AT&T, Inc., 1.650%, 02/01/28	2,000,000	2,043,248
AT&T, Inc., 4.300%, 02/15/30	1,000,000	1,195,437
AT&T, Inc., 2.750%, 06/01/31	2,000,000	2,139,147
AT&T, Inc., 3.100%, 02/01/43	1,500,000	1,527,243
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	1,000,000	1,080,250
Charter Communications Operating, LLC/Capital, 5.050%, 03/30/29	1,000,000	1,216,684
Discovery Communications, LLC, 3.950%, 03/20/28	1,500,000	1,722,741
Discovery Communications, LLC, 4.125%, 05/15/29	500,000	584,484
Level 3 Financing, Inc., 144A, 3.875%, 11/15/29 (d)	1,000,000	1,112,835
Sprint Communications, Inc., 6.000%, 11/15/22	1,000,000	1,083,750
Switch, Ltd., 144A, 3.750%, 09/15/28 (d)	1,000,000	1,016,875
T-Mobile USA, Inc., 4.750%, 02/01/28	1,000,000	1,076,140
T-Mobile USA, Inc., 144A, 2.250%, 11/15/31 (d)	500,000	514,108
T-Mobile USA, Inc., 144A, 3.000%, 02/15/41 (d)	1,000,000	1,038,595
T-Mobile USA, Inc., 144A, 4.500%, 04/15/50 (d)	1,000,000	1,235,260
Verizon Communications, Inc., 3.875%, 02/08/29	2,000,000	2,357,437
Verizon Communications, Inc., 1.500%, 09/18/30	3,000,000	2,958,003
Verizon Communications, Inc., 4.500%, 08/10/33	1,000,000	1,263,074

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Communication Services, continued
Walt Disney Co., The, 1.750%, 08/30/24	$2,000,000	$2,086,838
		27,940,291
Consumer Discretionary: 2.3%
Amazon.com, Inc., 2.500%, 06/03/50	1,000,000	1,039,720
Doris Duke Charitable Foundation, The, 2.345%, 07/01/50	2,000,000	1,937,912
eBay, Inc., 2.750%, 01/30/23	1,000,000	1,047,726
Expedia Group, Inc., 144A, 6.250%, 05/01/25 (d)	1,000,000	1,159,736
Home Depot, Inc., The, 2.800%, 09/14/27	2,000,000	2,228,779
Home Depot, Inc., The, 2.950%, 06/15/29	1,000,000	1,137,523
Local Initiatives Support Corp., 1.000%, 11/15/25	1,000,000	998,035
Lowe’s Cos., Inc., 1.300%, 04/15/28	1,000,000	1,009,505
Lowe’s Cos., Inc., 3.000%, 10/15/50	250,000	268,464
Ross Stores, Inc., 3.375%, 09/15/24	2,000,000	2,144,523
Starbucks Corp., 4.450%, 08/15/49	2,000,000	2,642,970
TJX Cos Inc., The, 1.150%, 05/15/28	1,000,000	1,006,085
WK Kellogg Foundation Trust, 144A, 2.443%, 10/01/50 (d)	1,000,000	1,024,430
		17,645,408
Consumer Staples: 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.250%, 03/15/26 (d)	1,000,000	1,016,250
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	1,000,000	1,064,805

SEE NOTES TO FINANCIAL STATEMENTS	94

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
Campbell Soup Co., 2.375%, 04/24/30	$1,000,000	$1,058,036
Capital Impact Partners, 2.300%, 10/15/24 (b)	500,000	511,719
Clorox Co., The, 1.800%, 05/15/30	1,500,000	1,551,247
CVS Health Corp., 3.625%, 04/01/27	1,000,000	1,139,545
CVS Health Corp., 3 month LIBOR + 0.63%, 4.300%, 03/25/28	564,000	671,550
CVS Health Corp., 3.250%, 08/15/29	500,000	563,742
General Mills, Inc., 2.875%, 04/15/30	1,000,000	1,110,571
Kellogg Co., 2.100%, 06/01/30	1,000,000	1,052,171
Keurig Dr Pepper, Inc., 3.200%, 05/01/30	1,000,000	1,134,029
Kraft Heinz Foods Co., 144A, 4.250%, 03/01/31 (d)	1,000,000	1,115,970
PepsiCo, Inc., 2.875%, 10/15/49	1,000,000	1,121,781
Raza Development Fund, Inc., 3.534%, 07/01/34	1,000,000	1,125,445
Sysco Corp., 2.400%, 02/15/30	1,500,000	1,563,968
		15,800,829
Energy: 0.3%
MidAmerican Energy Co., 3.100%, 05/01/27	1,000,000	1,122,571
MidAmerican Energy Co., 3.650%, 04/15/29	1,000,000	1,188,582
		2,311,153
Financials: 13.4%
Aflac, Inc., 3.600%, 04/01/30	1,000,000	1,178,404
Allstate Corp., The, 3 month LIBOR + 0.43%, 0.681%, 03/29/21 (e)(f)	1,000,000	1,000,909
Allstate Corp., The, 0.750%, 12/15/25	2,000,000	2,012,023
Allstate Corp., The, 1.450%, 12/15/30	2,000,000	1,999,913

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Allstate Corp., The, 3.850%, 08/10/49	$1,000,000	$1,259,497
Andrew W Mellon Foundation, The, 0.947%, 08/01/27	1,000,000	1,000,274
Bank of America Corp., 3.499%, 05/17/22 (e)	3,000,000	3,035,660
Bank of America Corp., 1.486%, 05/19/24 (e)	1,650,000	1,689,584
Bank of America Corp., 0.981%, 09/25/25 (e)	2,000,000	2,023,235
Bank of America Corp., 3.559%, 04/23/27 (e)	1,000,000	1,129,660
Bank of America Corp., 4.083%, 03/20/51 (e)	1,000,000	1,266,370
Bank of Montreal, 2.050%, 11/01/22	1,000,000	1,032,517
Bank of New York Mellon Corp., The, 1.850%, 01/27/23	250,000	257,889
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	1,144,305
BlackRock, Inc., 3.250%, 04/30/29	2,000,000	2,307,029
BlueHub Loan Fund, Inc., 2.890%, 01/01/27	1,000,000	1,002,664
BNG Bank NV, 144A, 0.500%, 11/24/25 (d)	250,000	250,210
Calvert Impact Capital, Inc., 3.000%, 03/14/25	2,000,000	2,000,000
Charles Schwab Corp., The, 3.550%, 02/01/24	1,000,000	1,094,331
Charles Schwab Corp., The, 0.900%, 03/11/26	2,000,000	2,027,112
Chubb INA Holdings, Inc., 1.375%, 09/15/30	2,000,000	1,999,067
Fifth Third Bank, 2.250%, 02/01/27	1,000,000	1,067,946
Ford Motor Credit Co., LLC, 3 month LIBOR + 0.81%, 1.044%, 04/05/21 (e)	1,086,000	1,081,376

95	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Ford Motor Credit Co., LLC, 3.810%, 01/09/24	$1,000,000	$1,026,250
Ford Motor Credit Co., LLC, 3.375%, 11/13/25	1,000,000	1,028,610
ING Groep NV, 144A, 4.625%, 01/06/26 (d)	2,000,000	2,355,481
JPMorgan Chase & Co., 0.653%, 09/16/24 (e)	3,000,000	3,016,694
JPMorgan Chase & Co., 3.964%, 11/15/48 (e)	1,000,000	1,260,763
Kreditanstalt fuer Wiederaufbau, 3.125%, 12/15/21	7,000,000	7,194,792
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22	1,000,000	1,028,424
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	3,000,000	3,130,179
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	5,000,000	5,375,145
Kreditanstalt fuer Wiederaufbau, 2.000%, 05/02/25	3,000,000	3,212,461
Kreditanstalt fuer Wiederaufbau, 0.375%, 07/18/25	1,000,000	998,152
Kreditanstalt fuer Wiederaufbau, 0.750%, 09/30/30	1,800,000	1,762,186
MetLife, Inc., 4.875%, 11/13/43	1,000,000	1,424,843
Metropolitan Life Global Funding I, 144A, 0.950%, 07/02/25 (d)	3,000,000	3,041,782
Morgan Stanley, 0.560%, 11/10/23 (e)	3,000,000	3,007,773
Morgan Stanley, 3.625%, 01/20/27	2,000,000	2,292,320
Morgan Stanley, 4.457%, 04/22/39 (e)	1,000,000	1,301,933

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Morgan Stanley, 5.597%, 03/24/51 (e)	$1,000,000	$1,612,772
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,000,000	1,058,750
National Bank of Canada, 0.900%, 08/15/23 (e)	1,750,000	1,761,219
National Bank of Canada, 0.550%, 11/15/24 (e)	1,600,000	1,605,629
Natwest Group, PLC, 2.359%, 05/22/24 (e)	2,000,000	2,082,290
PNC Bank NA, 3.100%, 10/25/27	1,000,000	1,120,986
PNC Financial Services Group, Inc., The, 2.200%, 11/01/24	3,000,000	3,190,098
PNC Financial Services Group, Inc., The, 3.450%, 04/23/29	500,000	576,756
Progressive Corp., The, 3.200%, 03/26/30	1,500,000	1,730,885
Prudential Financial, Inc., 1.500%, 03/10/26	250,000	259,649
Prudential Financial, Inc., 4.350%, 02/25/50	1,000,000	1,316,023
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	1,148,658
Royal Bank of Canada, 1.150%, 06/10/25	2,000,000	2,045,072
Toronto-Dominion Bank, The, 1.900%, 12/01/22	500,000	515,745
Toronto-Dominion Bank, The, 2.650%, 06/12/24	1,000,000	1,072,053
Toyota Motor Credit Corp., 2.150%, 02/13/30	500,000	537,609
Travelers Cos, Inc., The, 4.100%, 03/04/49	1,000,000	1,320,346
USAA Capital Corp., 144A, 1.500%, 05/01/23 (d)	2,500,000	2,565,263
USAA Capital Corp., 144A, 2.125%, 05/01/30 (d)	1,000,000	1,052,795
		101,890,361

SEE NOTES TO FINANCIAL STATEMENTS	96

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care: 4.3%
AbbVie, Inc., 3.200%, 11/21/29	$1,000,000	$1,122,403
AbbVie, Inc., 4.250%, 11/21/49	1,000,000	1,258,295
Amgen, Inc., 3.625%, 05/22/24	1,000,000	1,098,155
Amgen, Inc., 1.900%, 02/21/25	500,000	526,577
Anthem, Inc., 2.375%, 01/15/25	1,000,000	1,070,158
Anthem, Inc., 4.101%, 03/01/28	1,000,000	1,183,267
Anthem, Inc., 2.250%, 05/15/30	1,000,000	1,063,544
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	1,000,000	1,058,750
Becton Dickinson & Co., 3.363%, 06/06/24	1,000,000	1,087,581
Becton Dickinson & Co., 3.700%, 06/06/27	1,000,000	1,148,253
Becton Dickinson & Co., 4.669%, 06/06/47	1,000,000	1,315,224
Biogen, Inc., 2.250%, 05/01/30	1,000,000	1,045,888
Bristol-Myers Squibb Co., 2.900%, 07/26/24	2,000,000	2,172,680
Bristol-Myers Squibb Co., 2.350%, 11/13/40	500,000	513,738
Centene Corp., 4.250%, 12/15/27	1,000,000	1,062,315
CVS Health Corp., 1.750%, 08/21/30	500,000	503,345
CVS Health Corp., 5.125%, 07/20/45	1,000,000	1,348,423
Danaher Corp., 2.600%, 10/01/50	2,000,000	2,080,873
HCA, Inc., 5.875%, 05/01/23	1,000,000	1,100,205
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	2,000,000	2,129,980
Jaguar Holding Co. II/PPD Development, LP, 144A, 5.000%, 06/15/28 (d)	1,000,000	1,068,750

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Kaiser Foundation Hospitals, 3.266%, 11/01/49	$1,000,000	$1,150,992
Merck & Co., Inc., 3.400%, 03/07/29	1,000,000	1,164,193
Merck & Co., Inc., 2.350%, 06/24/40	1,000,000	1,037,149
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	1,129,946
UnitedHealth Group, Inc., 1.250%, 01/15/26	500,000	515,817
UnitedHealth Group, Inc., 2.750%, 05/15/40	500,000	543,220
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	1,120,641
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	1,179,647
		32,800,009
Industrials: 3.2%
Ashtead Capital, Inc., 144A, 4.000%, 05/01/28 (d)	1,000,000	1,064,640
Burlington Northern Santa Fe, LLC, 3.550%, 02/15/50	1,000,000	1,236,030
Caterpillar, Inc., 2.600%, 04/09/30 (f)	1,000,000	1,103,690
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,342,457
Johnson Controls International plc/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	1,000,000	1,021,619
Masco Corp., 4.375%, 04/01/26	1,000,000	1,171,901
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	1,000,000	1,026,875
Republic Services, Inc., 1.450%, 02/15/31	2,000,000	1,959,240
Roper Technologies, Inc., 2.000%, 06/30/30	1,500,000	1,534,466
Standard Industries, Inc., 144A, 4.750%, 01/15/28 (d)	1,000,000	1,053,750

97	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials, continued
Standard Industries, Inc., 144A, 4.375%, 07/15/30 (d)	$1,000,000	$1,071,265
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (b)	2,000,000	2,119,605
Union Pacific Corp., 3.700%, 03/01/29	1,000,000	1,161,614
Union Pacific Corp., 2.400%, 02/05/30	500,000	539,333
United Rentals North America, Inc., 5.250%, 01/15/30	2,000,000	2,223,750
Waste Management, Inc., 3.150%, 11/15/27	2,500,000	2,825,108
Waste Management, Inc., 2.500%, 11/15/50	350,000	354,360
Xylem, Inc., 1.950%, 01/30/28	1,500,000	1,582,662
		24,392,365
Information Technology: 3.3%
Analog Devices, Inc., 2.950%, 04/01/25	1,000,000	1,092,520
Apple, Inc., 2.850%, 02/23/23	1,000,000	1,050,436
Apple, Inc., 3.000%, 06/20/27	2,500,000	2,802,087
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (d)	1,000,000	1,220,782
Fiserv, Inc., 2.250%, 06/01/27	1,000,000	1,067,303
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	1,000,000	1,056,250
Hewlett Packard Enterprise Co., 1.450%, 04/01/24	2,500,000	2,569,988
MasterCard, Inc., 3.300%, 03/26/27	500,000	570,917
MasterCard, Inc., 3.500%, 02/26/28	1,000,000	1,154,330
MasterCard, Inc., 2.950%, 06/01/29	500,000	561,593
Microchip Technology, Inc., 144A, 0.972%, 02/15/24 (d)	2,000,000	2,006,429

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
Microsoft Corp., 2.400%, 08/08/26	$2,000,000	$2,183,074
NetApp, Inc., 3.250%, 12/15/22	671,000	699,247
NetApp, Inc., 1.875%, 06/22/25	1,000,000	1,045,404
NXP BV/Funding, LLC/USA, Inc., 144A, 3.400%, 05/01/30 (d)	1,000,000	1,136,257
TSMC Global, Ltd., 144A, 0.750%, 09/28/25 (d)	500,000	498,333
Visa, Inc., 0.750%, 08/15/27 (f)	2,000,000	1,996,839
Visa, Inc., 3.650%, 09/15/47	2,000,000	2,513,386
		25,225,175
Materials: 0.3%
Ecolab, Inc., 4.800%, 03/24/30	1,000,000	1,276,954
Ecolab, Inc., 2.125%, 08/15/50	500,000	480,600
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	500,000	542,188
		2,299,742
Real Estate: 1.7%
Alexandria Real Estate Equities, Inc., 1.875%, 02/01/33	1,000,000	1,001,088
American Tower Corp., 2.400%, 03/15/25	500,000	531,794
American Tower Corp., 1.300%, 09/15/25	500,000	511,111
American Tower Corp., 2.100%, 06/15/30	250,000	257,031
American Tower Corp., 1.875%, 10/15/30	500,000	505,019
American Tower Corp., 2.950%, 01/15/51	500,000	502,178
Crown Castle International Corp., 3.300%, 07/01/30	500,000	560,540
Equinix, Inc., 1.000%, 09/15/25	2,000,000	2,007,798

SEE NOTES TO FINANCIAL STATEMENTS	98

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
Equinix, Inc., 1.550%, 03/15/28	$500,000	$508,937
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 6.000%, 04/15/25 (d)	1,000,000	1,071,250
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 3.750%, 09/15/30 (d)	1,000,000	1,042,500
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (d)	1,000,000	1,047,905
Iron Mountain, Inc., 144A, 4.500%, 02/15/31 (d)	1,000,000	1,048,750
Prologis, LP, 1.250%, 10/15/30	500,000	495,797
UDR, Inc., 1.900%, 03/15/33	1,000,000	1,001,849
Welltower, Inc., 2.700%, 02/15/27	1,000,000	1,100,495
		13,194,042
Utilities: 2.8%
AES Corp., The, 144A, 1.375%, 01/15/26 (d)	2,000,000	2,019,090
AES Corp., The, 144A, 2.450%, 01/15/31 (d)	1,000,000	1,014,367
American Water Capital Corp., 2.800%, 05/01/30	3,000,000	3,321,014
Avangrid, Inc., 3.200%, 04/15/25	1,000,000	1,095,822
Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/30	1,000,000	1,147,730
DTE Electric Co., 3.950%, 03/01/49	2,000,000	2,601,368
Niagara Mohawk Power Corp., 144A, 1.960%, 06/27/30 (d)	2,000,000	2,063,918
NSTAR Electric Co., 3.250%, 05/15/29	3,000,000	3,453,607
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	1,000,000	1,056,875
Southern Power Co., 4.150%, 12/01/25	1,000,000	1,148,253

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Utilities, continued
Southwestern Public Service Co., 3.150%, 05/01/50	$1,500,000	$1,669,864
TerraForm Power Operating, LLC, 144A, 4.250%, 01/31/23 (d)	1,000,000	1,035,625
		21,627,533
TOTAL CORPORATE BONDS
(Cost $267,387,707)		285,126,908

U.S. GOVERNMENT AGENCY BONDS: 1.2%
Agency Securities: 1.2%
North American Development Bank, 2.400%, 10/26/22	2,000,000	2,059,420
United States International Development Finance Corp., 0.000%, 08/21/21	1,000,000	1,024,030
United States International Development Finance Corp., 0.130%, 09/15/26 (e)	1,916,667	1,917,864
United States International Development Finance Corp., 0.130%, 03/15/30 (e)	2,000,000	2,001,250
United States International Development Finance Corp., 3.520%, 09/20/32	1,678,571	1,933,840

TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $8,552,889)		8,936,404

SUPRANATIONAL BONDS: 11.3%
European Bank for Reconstruction & Development, 0.250%, 07/10/23 (f)	3,000,000	3,001,629
European Bank for Reconstruction & Development, 1.625%, 09/27/24	3,000,000	3,146,420

99	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
European Bank for Reconstruction & Development, 0.500%, 11/25/25	$3,000,000	$3,002,349
European Investment Bank, 2.375%, 05/13/21	2,000,000	2,015,264
European Investment Bank, 2.500%, 03/15/23	5,000,000	5,256,786
European Investment Bank, 0.250%, 09/15/23	7,000,000	7,011,905
European Investment Bank, 3.125%, 12/14/23	3,000,000	3,258,454
European Investment Bank, 3.250%, 01/29/24	8,000,000	8,735,320
European Investment Bank, 0.750%, 09/23/30 (f)	3,000,000	2,929,932
Inter-American Development Bank, 0.250%, 11/15/23	4,000,000	4,002,301
Inter-American Development Bank, 2.625%, 01/16/24	3,000,000	3,212,533
Inter-American Development Bank, 0.340%, 10/15/24	4,000,000	4,005,152
Inter-American Development Bank, 1.750%, 03/14/25	3,000,000	3,169,246
Inter-American Development Bank, 0.625%, 07/15/25	3,000,000	3,025,755
Inter-American Development Bank, 0.625%, 09/16/27	600,000	595,266
International Bank for Reconstruction & Development, 2.530%, 03/11/22	4,000,000	4,105,366
International Bank for Reconstruction & Development, 2.125%, 07/01/22	2,000,000	2,058,248

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
International Bank for Reconstruction & Development, 1.625%, 01/15/25	$8,000,000	$8,404,088
International Bank for Reconstruction & Development, 0.625%, 04/22/25	5,000,000	5,050,441
International Bank for Reconstruction & Development, 0.500%, 10/28/25	500,000	501,174
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	2,004,585
International Development Association, 144A, 0.375%, 09/23/25 (d)	3,200,000	3,185,724
International Finance Corp., 0.375%, 07/16/25	1,000,000	997,562
Nordic Investment Bank, 0.375%, 09/11/25	3,000,000	2,985,114
TOTAL SUPRANATIONAL BONDS
(Cost $84,532,092)		85,660,614

MUNICIPAL BONDS: 2.4%
California Health Facilities Financing Authority, 1.970%, 06/01/23	500,000	518,405
City & County of Honolulu HI, 3.974%, 09/01/35	1,475,000	1,682,695
City & County of San Francisco CA Community Facilities District No 2014-1, 4.221%, 09/01/39	1,000,000	1,130,540
City of Los Angeles CA Wastewater System Revenue, 3.144%, 06/01/26	2,000,000	2,208,620
City of Los Angeles CA Wastewater System Revenue, 4.029%, 06/01/39	1,020,000	1,150,886

SEE NOTES TO FINANCIAL STATEMENTS	100

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
Ford Foundation, The, 2.415%, 06/01/50	$750,000	$768,231
Ontario Teachers’ Finance Trust, 144A, 1.250%, 09/27/30 (d)	1,000,000	993,922
President & Fellows of Harvard College, 2.517%, 10/15/50	500,000	534,546
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,467,629
State of California, 7.550%, 04/01/39	2,000,000	3,515,861
State of Oregon, 3.227%, 05/01/24	1,000,000	1,092,190
Trustees of Princeton University, The, 2.516%, 07/01/50	1,000,000	1,053,627
University of Massachusetts Building Authority, 6.573%, 05/01/39	125,000	125,451
University of Massachusetts Building Authority, 5.450%, 11/01/40	1,225,000	1,686,911
TOTAL MUNICIPAL BONDS
(Cost $16,273,998)		17,929,514

U.S. TREASURY NOTES: 13.4%
0.125%, 04/15/21 (TIPS)	3,295,920	3,307,406
0.125%, 04/15/22 (TIPS)	6,424,080	6,559,679
0.125%, 07/15/24 (TIPS)	4,386,440	4,698,131
0.375%, 11/30/25	15,000,000	15,022,266
0.625%, 01/15/26 (TIPS)	3,287,520	3,671,232
0.375%, 07/15/27 (TIPS)	7,451,150	8,387,907
0.625%, 11/30/27	11,000,000	11,000,000
0.625%, 08/15/30	6,000,000	5,850,938
0.875%, 11/15/30	2,000,000	1,993,594
5.000%, 05/15/37	2,000,000	3,135,234
1.125%, 08/15/40	23,000,000	21,781,718
1.000%, 02/15/48 (TIPS)	1,055,910	1,472,902
1.625%, 11/15/50	15,000,000	14,946,093
TOTAL U.S. TREASURY NOTES
(Cost $100,193,693)		101,827,100

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES: 7.2%
AMSR 2020-SFR4 Trust, 144A, 1.355%, 11/17/37 (d)	$3,000,000	$3,034,319
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (d)	817,774	841,548
Carmax Auto Owner Trust 2019-4, 2.800%, 04/15/26	2,000,000	2,069,057
CarMax Auto Owner Trust 2020-3, 2.530%, 01/15/27	2,000,000	2,071,916
Commonbond Student Loan Trust 2016-B, 144A, 2.730%, 10/25/40 (d)	405,196	412,543
Commonbond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (d)	1,378,290	1,422,835
Commonbond Student Loan Trust 2019-A-GS, 144A, 2.540%, 01/25/47 (d)	1,335,043	1,369,707
Commonbond Student Loan Trust 2020-A-GS, 144A, 1.980%, 08/25/50 (d)	1,170,425	1,199,797
Dell Equipment Finance Trust 2019-1, 144A, 3.450%, 03/24/25 (d)	1,305,000	1,337,116
Drive Auto Receivables Trust, 4.090%, 01/15/26	2,000,000	2,077,769
FirstKey Homes 2020-SFR1 Trust, 144A, 1.339%, 09/17/25 (d)	1,000,000	1,014,289
Mastr Asset Backed Securities Trust 2007-NCW, 1 month LIBOR + 0.60%, 144A, 0.748%, 05/25/37 (b)(d)(e)	1,266,755	1,217,535
Mill City Mortgage Trust 2015-1, 144A, 3.670%, 06/25/56 (d)(e)	2,000,000	2,101,187
Mill City Solar Loan 2019-1, Ltd., 144A, 4.340%, 03/20/43 (d)	695,942	739,438

101	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Mill City Solar Loan 2019-2, Ltd., 144A, 3.690%, 07/20/43 (d)	$740,824	$782,823
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (d)	1,083,169	1,172,498
Mosaic Solar Loan Trust 2019-2, 144A, 2.880%, 09/20/40 (d)	607,011	648,996
Mosaic Solar Loan Trust 2020-1, 144A, 2.100%, 04/20/46 (d)	466,905	477,992
Mosaic Solar Loan Trust 2020-2, 144A, 1.440%, 08/20/46 (d)	1,466,409	1,458,495
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (d)	741,617	799,468
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (d)	719,305	776,208
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (d)	1,177,130	1,178,378
Santander Drive Auto Receivables Trust 2018-5, 4.190%, 12/16/24	1,250,000	1,302,627
SoFi Professional Loan Program 2015-D, LLC, 144A, 3.590%, 10/26/37 (d)	1,022,766	1,036,338
SoFi Professional Loan Program 2017-B, LLC, 144A, 3.700%, 05/25/40 (d)(e)	1,900,000	1,984,693
SoFi Professional Loan Program 2017-D, LLC, 144A, 2.650%, 09/25/40 (d)	550,690	567,820
SoFi Professional Loan Program 2017-F, LLC, 144A, 3.620%, 01/25/41 (d)	1,800,000	1,887,223

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
SoFi Professional Loan Program 2018-B Trust, 144A, 3.830%, 08/25/47 (d)	$500,000	$529,467
SoFi Professional Loan Program 2018-B Trust, 144A, 3.340%, 08/25/47 (d)	1,754,263	1,806,306
SoFi Professional Loan Program 2019-A, LLC, 144A, 3.180%, 06/15/48 (d)	53,238	53,325
Sunnova Sol II Issuer, LLC, 144A, 2.730%, 11/01/55 (d)	1,000,000	1,008,594
Sunnova Sol Issuer, LLC, 144A, 3.350%, 02/01/55 (d)	984,088	1,045,815
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (d)	951,743	1,075,133
Sunrun Atlas Issuer 2019-2, LLC, 144A, 3.610%, 02/01/55 (d)	975,577	1,046,300
Tesla Auto Lease Trust 2018-B, 144A, 5.290%, 11/22/21 (d)	2,000,000	2,048,218
Tesla Auto Lease Trust 2018-B, 144A, 7.870%, 06/20/22 (d)	1,500,000	1,557,738
Tesla Auto Lease Trust 2019-A, 144A, 2.410%, 12/20/22 (d)	1,015,000	1,042,425
Tesla Auto Lease Trust 2019-A, 144A, 5.480%, 05/22/23 (d)	1,000,000	1,056,707
Tesla Auto Lease Trust 2020-A, 144A, 1.680%, 02/20/24 (d)	1,630,000	1,654,349
Towd Point Mortgage Trust 2015-2, 144A, 3.567%, 11/25/60 (d)(e)	2,000,000	2,121,426

SEE NOTES TO FINANCIAL STATEMENTS	102

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Towd Point Mortgage Trust 2015-2, 1 month LIBOR + 0.60%, 144A, 3.750%, 11/25/57 (d)(e)	$1,000,000	$1,055,080
Towd Point Mortgage Trust 2017-6, 144A, 3.000%, 10/25/57 (d)(e)	1,000,000	1,068,725
Tricon American Homes 2020-SFR2 Trust, 144A, 1.482%, 11/17/39 (d)	1,000,000	1,010,314
Vivint Solar Financing V, LLC, 144A, 4.730%, 04/30/48 (d)	959,887	1,056,233
TOTAL ASSET-BACKED SECURITIES
(Cost $53,679,485)		55,218,770

MORTGAGE-BACKED SECURITIES: 25.9%
Ginnie Mae (Mortgage-Backed): 0.9%
1.550%, 06/16/36	1,318,791	1,325,556
3.020%, 09/15/41	1,765,809	1,918,710
2.850%, 09/16/50 (e)	2,000,000	2,107,838
2.712%, 03/16/55 (e)	1,444,559	1,546,913
		6,899,017
Freddie Mac (Mortgage-Backed): 7.5%
4.000%, 06/01/26	1,257,397	1,337,402
2.939%, 04/25/29	3,000,000	3,407,209
0.704%, 04/25/29 (e)	500,000	497,115
2.412%, 08/25/29	2,000,000	2,168,922
1.487%, 11/25/30	2,750,000	2,836,623
3.000%, 07/01/33	1,199,850	1,270,095
4.500%, 01/01/34	1,137,294	1,229,851
3.500%, 01/01/34	1,051,237	1,136,564
3.000%, 12/01/34	1,527,367	1,602,797
4.000%, 10/01/35	1,909,437	2,085,711
3.500%, 04/01/42	817,815	894,143
3.500%, 01/01/44	1,415,833	1,548,242
3.500%, 02/01/45	1,346,056	1,493,646
3.000%, 06/01/46	1,760,833	1,925,512
3.000%, 01/01/47	2,074,641	2,247,504
4.000%, 08/01/47	780,796	838,121
3.500%, 08/01/47	1,607,494	1,708,592
3.500%, 09/01/47	1,067,655	1,134,528
3.500%, 10/01/47	1,626,794	1,727,073
3.500%, 12/01/47	1,136,236	1,205,984
3.500%, 03/01/48	1,310,818	1,390,700

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
4.000%, 04/01/48	$2,976,537	$3,199,608
3.500%, 05/01/48	1,157,203	1,225,577
3.500%, 06/01/49	1,319,876	1,395,038
3.000%, 12/01/49	2,834,676	2,981,293
3.000%, 02/01/50	5,785,473	6,100,697
3.000%, 03/01/50	2,767,780	2,917,137
3.248%, 03/25/50, 144A (d)(e)	2,000,000	2,026,719
2.500%, 05/01/50	2,344,979	2,474,841
1.648%, 06/25/50, 144A (d)(e)	694,212	695,270
1.382%, 10/25/50, 144A (d)(e)	500,000	501,965
		57,204,479
Fannie Mae (Mortgage-Backed): 16.0%
2.801%, 02/25/27 (e)	2,820,000	3,142,926
3.270%, 09/01/27	2,301,045	2,416,269
2.902%, 01/25/28 (e)	1,900,000	2,138,833
3.325%, 06/25/28 (e)	2,000,000	2,312,512
3.555%, 09/25/28 (e)	2,034,000	2,406,527
3.660%, 01/01/29	1,941,115	2,039,343
2.937%, 04/25/29	2,000,000	2,267,674
3.500%, 07/01/35	1,099,935	1,184,000
3.500%, 09/01/37	862,547	918,423
4.000%, 03/01/38	1,695,373	1,859,610
3.500%, 09/01/39	1,165,330	1,231,280
2.000%, 11/01/40	1,987,896	2,084,670
2.500%, 12/01/40	2,979,938	3,155,865
2.000%, 12/01/40	5,000,000	5,226,454
4.000%, 02/01/41	2,295,674	2,552,624
4.000%, 01/01/42	2,254,405	2,504,459
3.500%, 01/01/43	2,500,359	2,732,592
3.500%, 08/01/45	1,690,775	1,857,393
4.000%, 09/01/45	1,103,829	1,210,399
4.000%, 10/01/45	913,752	992,978
3.500%, 10/01/45	1,240,289	1,342,186
4.000%, 11/01/45	2,488,474	2,729,957
4.000%, 06/01/46	1,038,204	1,127,521
3.000%, 06/01/46	2,204,279	2,327,284
4.000%, 07/01/46	1,366,478	1,494,622
4.500%, 09/01/46	1,406,123	1,581,975
3.000%, 10/01/46	854,114	898,030
4.000%, 01/01/47	950,509	1,031,152
4.000%, 05/01/47	2,705,108	2,925,742

103	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
4.000%, 06/01/47	$2,054,537	$2,217,002
3.500%, 06/01/47	1,568,119	1,690,330
3.500%, 08/01/47	800,707	846,144
3.500%, 11/01/47	1,847,991	2,019,769
4.000%, 01/01/48	1,794,898	1,963,080
3.500%, 03/01/48	1,041,164	1,104,218
3.500%, 04/01/48	2,851,255	3,147,487
4.500%, 06/01/48	843,623	923,914
3.500%, 06/01/48	1,883,277	2,041,095
3.000%, 10/01/48	900,583	918,427
3.500%, 07/01/49	1,278,036	1,378,293
3.500%, 09/01/49	1,073,948	1,134,843
3.000%, 09/01/49	1,134,450	1,198,522
3.000%, 10/01/49	2,440,242	2,606,290
3.500%, 02/01/50	1,939,730	2,049,178
4.000%, 03/01/50	2,819,775	3,046,513
3.000%, 03/01/50	2,388,541	2,534,567
2.500%, 03/01/50	2,788,999	2,943,450
2.500%, 08/01/50	2,973,686	3,149,989
2.500%, 09/01/50	7,831,611	8,273,562
2.000%, 10/01/50	3,983,733	4,157,219
3.000%, 11/01/50	1,987,175	2,105,377
2.500%, 11/01/50	2,989,262	3,154,804
1.500%, 11/01/50	2,984,743	3,033,670
2.500%, 12/01/50	1,999,555	2,110,288
2.000%, 12/01/50	1,996,268	2,076,476
		121,517,807
Commercial Mortgage-Backed: 1.5%
Arroyo Mortgage Trust 2018-1, 144A, 3.763%, 04/25/48 (d)(e)	1,159,796	1,179,111
Bellemeade Re 2018-1, Ltd., 1 month LIBOR + 1.60%, 144A, 1.748%, 04/25/28 (d)(e)	373,364	372,979
COLT 2019-2 Mortgage Loan Trust, 144A, 3.337%, 05/25/49 (d)(e)	707,200	712,310
COLT 2020-1 Mortgage Loan Trust, 144A, 2.693%, 02/25/50 (d)(e)	1,733,716	1,762,985
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
New Residential Mortgage Loan Trust 2018-4, 1 month LIBOR + 0.90%, 144A, 1.048%, 01/25/48 (d)(e)	$948,937	$942,145
New Residential Mortgage Loan Trust 2019-2, 144A, 4.250%, 12/25/57 (d)(e)	1,728,173	1,869,450
New Residential Mortgage Loan Trust 2019-4, 144A, 3.500%, 12/25/58 (d)(e)	711,173	753,666
New Residential Mortgage Loan Trust 2019-5, 144A, 3.500%, 08/25/59 (d)(e)	1,048,178	1,098,062
New Residential Mortgage Loan Trust 2019-RPL3, 144A, 2.750%, 07/25/59 (d)(e)	1,961,506	2,065,107
Radnor RE 2018-1, Ltd., 1 month LIBOR + 1.40%, 144A, 1.548%, 03/25/28 (d)(e)	117,756	117,745
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 02/25/48 (d)(e)	453,195	465,995
		11,339,555
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $190,041,535)		196,960,858

TOTAL BONDS
(Cost $720,954,584)		751,953,353

CERTIFICATES OF DEPOSIT: 0.1%
Community Credit Union of Lynn, 2.200%, 11/29/22 (b)	250,000	260,119
Self-Help Federal Credit Union, 1.900%, 12/20/21 (b)	250,000	254,532
TOTAL CERTIFICATES OF DEPOSIT
(Cost $500,000)		514,651

SEE NOTES TO FINANCIAL STATEMENTS	104

December 31, 2020
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.030% (g)(h)	$10,371,194	$10,371,194
(Cost $10,371,194)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.101% (g)(h)	3,660,830	3,660,830
(Cost $3,660,830)

TOTAL INVESTMENTS: 100.8%
(Cost $735,486,608)		766,500,028

PAYABLE UPON RETURN OF SECURITIES LOANED (NET):- 0.5%		(3,660,830)

OTHER ASSETS AND LIABILITIES — (NET):- 0.3%		(2,123,393)

NET ASSETS: 100.0%		$760,715,805

(a)	Rounds to less than 0.05%.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of December 31, 2020 on securities with variable or step rates.
(f)	Security of partial position of this security was on loan as of December 31, 2020. The total market value of securities on loan as of December 31, 2020 was $3,587,349.
(g)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(h)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. At December 31, 2020 the 1 month and 3 month LIBOR rates were 0.144% and 0.238%, respectively.

LP - Limited Partnership

TIPS - Treasury Inflation Protected Securities

105	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.0%
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	$0

TOTAL COMMON STOCKS
(Cost $178,981)		0

PREFERRED STOCKS: 0.6%
Health Care: 0.4%
Avantor, Inc., 6.250%	20,000	1,778,200
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0
		1,778,200
Leisure: 0.2%
RLJ Lodging Trust, REIT, 1.950%	40,000	1,016,000

TOTAL PREFERRED STOCKS
(Cost $2,381,940)		2,794,200

BONDS: 96.5%
Community Investment Notes: 0.1%
CINI Investment Note, 2.000%, 09/30/23 (b)	$500,813	500,813
(Cost $500,813)

CORPORATE BONDS: 95.3%
Automotive: 4.5%
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	1,000,000	1,055,000
Allison Transmission, Inc., 144A, 3.750%, 01/30/31 (d)	1,500,000	1,537,500
Ford Motor Co., 9.000%, 04/22/25	3,000,000	3,681,885
Ford Motor Credit Co., LLC, 4.250%, 09/20/22	1,000,000	1,033,800
Ford Motor Credit Co., LLC, 3.810%, 01/09/24	1,000,000	1,026,250
Ford Motor Credit Co., LLC, 3.664%, 09/08/24	2,000,000	2,056,050
Ford Motor Credit Co., LLC, 5.125%, 06/16/25	2,500,000	2,721,375

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Automotive, continued
Ford Motor Credit Co., LLC, 4.000%, 11/13/30	$1,000,000	$1,051,250
Gates Global, LLC/Corp., 144A, 6.250%, 01/15/26 (d)	1,000,000	1,051,670
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (d)	500,000	519,375
IHO Verwaltungs GmbH, 144A, 6.000%, 05/15/27 (d)	1,000,000	1,062,935
IHO Verwaltungs GmbH, 144A, 6.375%, 05/15/29 (d)	500,000	551,780
Meritor, Inc., 6.250%, 02/15/24	865,000	884,912
Meritor, Inc., 144A, 6.250%, 06/01/25 (d)	1,000,000	1,082,500
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	1,000,000	1,026,875
Nexteer Automotive Group Ltd., 144A, 5.875%, 11/15/21 (d)	1,000,000	1,001,182
		21,344,339
Banking: 0.9%
Ally Financial, Inc., 5.750%, 11/20/25	3,000,000	3,495,702
Ally Financial, Inc., 8.000%, 11/01/31	500,000	735,400
		4,231,102
Basic Industry: 12.4%
Adams Homes, Inc., 144A, 7.500%, 02/15/25 (d)	1,500,000	1,575,938
Advanced Drainage Systems, Inc., 144A, 5.000%, 09/30/27 (d)	2,000,000	2,107,880
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (d)	2,000,000	2,133,750
Alcoa Nederland Holding BV, 144A, 6.125%, 05/15/28 (d)	2,000,000	2,188,750

SEE NOTES TO FINANCIAL STATEMENTS	106

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
ArcelorMittal SA, 6.125%, 06/01/25	$1,000,000	$1,195,569
ArcelorMittal SA, 7.250%, 10/15/39	1,000,000	1,404,752
Big River Steel, LLC/BRS Finance Corp., 144A, 6.625%, 01/31/29 (d)	2,000,000	2,163,750
Boise Cascade Co., 144A, 4.875%, 07/01/30 (d)	1,000,000	1,084,375
Builders FirstSource, Inc., 144A, 5.000%, 03/01/30 (d)	2,000,000	2,168,740
Carpenter Technology Corp., 6.375%, 07/15/28	1,000,000	1,104,191
Cleveland-Cliffs, Inc., 144A, 4.875%, 01/15/24 (d)	950,000	969,594
Cleveland-Cliffs, Inc., 5.750%, 03/01/25	500,000	508,438
Cleveland-Cliffs, Inc., 144A, 9.875%, 10/17/25 (d)	1,000,000	1,177,500
Cleveland-Cliffs, Inc., 144A, 6.750%, 03/15/26 (d)	500,000	540,625
Foxtrot Escrow Issuer, LLC/Corp., 144A, 12.250%, 11/15/26 (d)	1,000,000	1,141,715
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (d)	983,000	992,830
Ingevity Corp., 144A, 4.500%, 02/01/26 (d)	1,000,000	1,022,310
Ingevity Corp., 144A, 3.875%, 11/01/28 (d)	1,750,000	1,766,406
Interface, Inc., 144A, 5.500%, 12/01/28 (d)	1,800,000	1,897,875
Koppers, Inc., 144A, 6.000%, 02/15/25 (d)	1,250,000	1,289,843
LBM Acquisition, LLC, 144A, 6.250%, 01/15/29 (d)	1,000,000	1,034,375
Lennar Corp., 5.250%, 06/01/26	1,000,000	1,186,875
Neon Holdings, Inc., 144A, 10.125%, 04/01/26 (d)	2,500,000	2,743,750
Novelis Corp., 144A, 5.875%, 09/30/26 (d)	1,500,000	1,569,375

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Novelis Corp., 144A, 4.750%, 01/30/30 (d)	$2,000,000	$2,158,480
Shea Homes, LP/Funding Corp., 144A, 4.750%, 02/15/28 (d)	1,000,000	1,036,875
Shea Homes, LP/Funding Corp., 144A, 4.750%, 04/01/29 (d)	1,000,000	1,030,000
SPCM SA, 144A, 4.875%, 09/15/25 (d)	1,150,000	1,187,375
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (d)	3,000,000	3,140,625
Standard Industries, Inc., 144A, 4.375%, 07/15/30 (d)	1,000,000	1,071,265
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (d)	1,550,000	1,668,188
Univar Solutions USA, Inc., 144A, 5.125%, 12/01/27 (d)	2,500,000	2,644,850
USG Corp., 144A, 4.875%, 06/01/27 (d)	3,500,000	3,545,937
Venator Finance Sarl/Venator Materials, LLC, 144A, 9.500%, 07/01/25 (d)	1,500,000	1,642,500
WESCO Distribution, Inc., 5.375%, 06/15/24	1,000,000	1,027,500
WESCO Distribution, Inc., 144A, 7.125%, 06/15/25 (d)	1,000,000	1,101,155
WESCO Distribution, Inc., 144A, 7.250%, 06/15/28 (d)	1,000,000	1,138,695
White Cap Buyer, LLC, 144A, 6.875%, 10/15/28 (d)	1,000,000	1,068,125
		58,430,776
Capital Goods: 5.1%
ARD Finance SA, 144A, 6.500%, 06/30/27 (d)	1,500,000	1,603,125

107	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 4.125%, 08/15/26 (d)	$1,000,000	$1,046,250
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 5.250%, 08/15/27 (d)	1,000,000	1,050,810
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/28 (d)	2,000,000	2,040,000
Bombardier, Inc., 144A, 7.500%, 12/01/24 (d)	1,000,000	961,775
Canpack SA/Eastern PA Land Investment Holding, LLC, 144A, 3.125%, 11/01/25 (d)	1,750,000	1,760,938
GrafTech Finance, Inc., 144A, 4.625%, 12/15/28 (d)	2,000,000	2,025,000
Howmet Aerospace, Inc., 5.900%, 02/01/27	2,000,000	2,363,760
Howmet Aerospace, Inc., 6.750%, 01/15/28	1,000,000	1,224,090
Manitowoc Co, Inc., The, 144A, 9.000%, 04/01/26 (d)	2,000,000	2,163,750
OI European Group BV, 144A, 4.000%, 03/15/23 (d)	1,500,000	1,534,687
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (d)	1,000,000	1,110,625
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	1,000,000	1,084,375
Vertical Holdco GmbH, 144A, 7.625%, 07/15/28 (d)	1,000,000	1,091,875
Vertical US Newco, Inc., 144A, 5.250%, 07/15/27 (d)	1,000,000	1,061,875

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Wabash National Corp., 144A, 5.500%, 10/01/25 (d)	$1,000,000	$1,023,645
Wolverine Escrow, LLC, 144A, 8.500%, 11/15/24 (d)	1,000,000	955,905
		24,102,485
Consumer Goods: 5.4%
Cott Holdings, Inc., 144A, 5.500%, 04/01/25 (d)	1,000,000	1,033,750
Del Monte Foods, Inc., 144A, 11.875%, 05/15/25 (d)	1,000,000	1,136,875
Kraft Heinz Foods Co., 144A, 4.250%, 03/01/31 (d)	1,000,000	1,115,970
Kraft Heinz Foods Co., 5.000%, 06/04/42	1,000,000	1,174,892
Kraft Heinz Foods Co., 4.375%, 06/01/46	3,000,000	3,250,873
Land O’ Lakes, Inc., 144A, 7.000%, 09/18/28 Not Applicable (d)	1,500,000	1,415,625
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (d)	1,500,000	1,511,250
Performance Food Group, Inc., 144A, 5.500%, 10/15/27 (d)	1,000,000	1,056,830
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (d)	750,000	775,676
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	1,000,000	1,060,625
Post Holdings, Inc., 144A, 5.500%, 12/15/29 (d)	2,500,000	2,731,313
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (d)	1,000,000	1,023,750
Prestige Brands, Inc., 144A, 5.125%, 01/15/28 (d)	1,000,000	1,068,125
Spectrum Brands, Inc., 144A, 5.000%, 10/01/29 (d)	1,000,000	1,076,400
Tempur Sealy International, Inc., 5.500%, 06/15/26	2,000,000	2,083,900

SEE NOTES TO FINANCIAL STATEMENTS	108

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Goods, continued
United Natural Foods, Inc., 144A, 6.750%, 10/15/28 (d)	$3,000,000	$3,142,440
US Foods, Inc., 144A, 6.250%, 04/15/25 (d)	1,000,000	1,070,085
		25,728,379
Energy: 2.6%
Antero Resources Corp., 5.625%, 06/01/23	1,000,000	981,250
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 144A, 10.000%, 04/01/22 (d)	500,000	511,250
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 144A, 7.000%, 11/01/26 (d)	1,000,000	949,000
DCP Midstream Operating, LP, 5.125%, 05/15/29	1,000,000	1,110,810
Laredo Petroleum, Inc., 9.500%, 01/15/25	2,500,000	2,189,850
Parkland Fuel Corp., 144A, 6.000%, 04/01/26 (d)	1,000,000	1,051,875
Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.750%, 03/01/25	1,000,000	1,023,645
Suburban Propane Partners, LP/Suburban Energy Finance Corp., 5.875%, 03/01/27	500,000	524,062
Sunoco, LP/Finance Corp., 5.875%, 03/15/28	1,000,000	1,083,560
Superior Plus, LP/General Partner, Inc., 144A, 7.000%, 07/15/26 (d)	1,000,000	1,071,250
TransMontaigne Partners, LP/TLP Finance Corp., 6.125%, 02/15/26	1,750,000	1,764,980
		12,261,532
Financial Services: 2.9%
CIT Group, Inc., 5.000%, 08/01/23	500,000	547,188

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financial Services, continued
CIT Group, Inc., 5.250%, 03/07/25	$500,000	$568,438
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 5.250%, 07/15/24 (d)	2,000,000	2,083,960
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 6.000%, 04/15/25 (d)	2,000,000	2,142,500
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 3.750%, 09/15/30 (d)	1,000,000	1,042,500
New Residential Investment Corp., 144A, 6.250%, 10/15/25 (d)	2,000,000	2,013,750
PennyMac Financial Services, Inc., 144A, 5.375%, 10/15/25 (d)	1,000,000	1,058,750
Springleaf Finance Corp., 6.875%, 03/15/25	500,000	581,562
Springleaf Finance Corp., 7.125%, 03/15/26	1,000,000	1,183,755
Springleaf Finance Corp., 6.625%, 01/15/28	1,000,000	1,189,190
Springleaf Finance Corp., 5.375%, 11/15/29	1,000,000	1,127,500
		13,539,093
Health Care: 10.1%
AdaptHealth, LLC, 144A, 6.125%, 08/01/28 (d)	2,000,000	2,152,500
AdaptHealth, LLC, 144A, 4.625%, 08/01/29 (d)	1,000,000	1,028,750
Akumin, Inc., 144A, 7.000%, 11/01/25 (d)	1,750,000	1,844,063
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	4,000,000	4,235,000
Centene Corp., 144A, 5.375%, 06/01/26 (d)	2,000,000	2,111,920
Centene Corp., 4.250%, 12/15/27	1,000,000	1,062,315
Centene Corp., 4.625%, 12/15/29	3,000,000	3,334,515
Centene Corp., 3.375%, 02/15/30	500,000	526,828

109	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Centene Corp., 3.000%, 10/15/30	$2,000,000	$2,122,300
Cheplapharm Arzneimittel GmbH, 144A, 5.500%, 01/15/28 (d)	2,000,000	2,092,500
DaVita, Inc., 144A, 4.625%, 06/01/30 (d)	2,000,000	2,123,750
Emergent BioSolutions, Inc., 144A, 3.875%, 08/15/28 (d)	3,000,000	3,112,125
Encompass Health Corp., 4.500%, 02/01/28	500,000	523,345
Encompass Health Corp., 4.750%, 02/01/30	1,500,000	1,609,410
Endo Dac/Endo Finance, LLC/Endo Finco, Inc., 144A, 9.500%, 07/31/27 (d)	1,497,000	1,673,832
Endo Dac/Endo Finance, LLC/Endo Finco, Inc., 144A, 6.000%, 06/30/28 (d)	374,000	318,274
HCA, Inc., 5.375%, 02/01/25	1,500,000	1,689,023
HCA, Inc., 5.875%, 02/15/26	1,000,000	1,151,250
HCA, Inc., 3.500%, 09/01/30	1,000,000	1,063,411
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	3,000,000	3,194,970
Jaguar Holding Co. II/PPD Development, LP, 144A, 4.625%, 06/15/25 (d)	500,000	528,120
Jaguar Holding Co. II/PPD Development, LP, 144A, 5.000%, 06/15/28 (d)	2,000,000	2,137,500
ModivCare, Inc., 144A, 5.875%, 11/15/25 (d)	1,500,000	1,589,062
MPT Operating Partnership LP/Finance Corp., 5.000%, 10/15/27	1,500,000	1,598,287
Par Pharmaceutical, Inc., 144A, 7.500%, 04/01/27 (d)	1,715,000	1,863,022

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Verscend Escrow Corp., 144A, 9.750%, 08/15/26 (d)	$1,000,000	$1,085,625
Vizient, Inc., 144A, 6.250%, 05/15/27 (d)	2,000,000	2,157,120
		47,928,817
Insurance: 0.5%
GTCR AP Finance, Inc., 144A, 8.000%, 05/15/27 (d)	2,000,000	2,176,900

Leisure: 3.5%
Boyne USA, Inc., 144A, 7.250%, 05/01/25 (d)	1,500,000	1,577,813
Colt Merger Sub, Inc., 144A, 5.750%, 07/01/25 (d)	2,000,000	2,121,655
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (d)	950,000	975,151
ESH Hospitality, Inc., 144A, 4.625%, 10/01/27 (d)	1,500,000	1,539,375
FelCor Lodging, LP, 6.000%, 06/01/25	2,000,000	2,047,290
MGM Resorts International, 6.750%, 05/01/25	1,000,000	1,083,975
MGM Resorts International, 5.500%, 04/15/27	2,000,000	2,231,810
Scientific Games International, Inc., 144A, 8.250%, 03/15/26 (d)	1,000,000	1,079,305
Scientific Games International, Inc., 144A, 7.250%, 11/15/29 (d)	2,000,000	2,198,380
Winnebago Industries, Inc., 144A, 6.250%, 07/15/28 (d)	1,500,000	1,615,312
		16,470,066
Media: 15.2%
Altice Financing SA, 144A, 7.500%, 05/15/26 (d)	2,000,000	2,113,100
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	2,000,000	2,248,750

SEE NOTES TO FINANCIAL STATEMENTS	110

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Altice France SA, 144A, 7.375%, 05/01/26 (d)	$2,500,000	$2,634,375
Altice France SA, 144A, 8.125%, 02/01/27 (d)	500,000	551,827
Altice France SA, 144A, 5.500%, 01/15/28 (d)	2,000,000	2,093,520
CCO Holdings, LLC/Capital Corp., 144A, 5.750%, 02/15/26 (d)	1,000,000	1,033,100
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/27 (d)	1,000,000	1,062,525
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 06/01/29 (d)	3,000,000	3,292,170
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	5,000,000	5,401,250
CCO Holdings, LLC/Capital Corp., 144A, 4.500%, 05/01/32 (d)	1,000,000	1,068,970
Cimpress, PLC, 144A, 7.000%, 06/15/26 (d)	1,000,000	1,054,810
Clear Channel International BV, 144A, 6.625%, 08/01/25 (d)	1,000,000	1,058,750
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (d)	2,000,000	2,252,770
CSC Holdings, LLC, 144A, 5.750%, 01/15/30 (d)	2,500,000	2,743,762
CSC Holdings, LLC, 144A, 4.625%, 12/01/30 (d)	2,000,000	2,090,270
CSC Holdings, LLC, 144A, 4.125%, 12/01/30 (d)	1,000,000	1,046,600
CSC Holdings, LLC, 144A, 3.375%, 02/15/31 (d)	1,000,000	982,500
DISH DBS Corp., 6.750%, 06/01/21	1,000,000	1,021,210
DISH DBS Corp., 5.875%, 11/15/24	2,500,000	2,625,000
DISH DBS Corp., 7.375%, 07/01/28	1,000,000	1,066,250

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
iHeartCommunications, Inc., 8.375%, 05/01/27	$1,500,000	$1,603,913
iHeartCommunications, Inc., 144A, 5.250%, 08/15/27 (d)	1,500,000	1,577,535
iHeartCommunications, Inc., 144A, 4.750%, 01/15/28 (d)	1,000,000	1,027,940
Lamar Media Corp., 3.750%, 02/15/28	1,000,000	1,029,575
Lamar Media Corp., 4.000%, 02/15/30	1,500,000	1,559,063
LCPR Senior Secured Financing DAC, 144A, 6.750%, 10/15/27 (d)	1,500,000	1,616,250
MDC Partners, Inc., 144A, 7.500%, 05/01/24 (d)(e)	2,000,000	2,030,520
Netflix, Inc., 144A, 3.625%, 06/15/25 (d)	1,000,000	1,072,615
Netflix, Inc., 4.875%, 04/15/28	1,000,000	1,129,330
Nexstar Broadcasting, Inc., 144A, 5.625%, 07/15/27 (d)	2,000,000	2,145,630
Nexstar Broadcasting, Inc., 144A, 4.750%, 11/01/28 (d)	1,000,000	1,048,125
Nielsen Co. Luxembourg SARL, The, 144A, 5.000%, 02/01/25 (d)	1,000,000	1,028,125
Nielsen Finance, LLC/Co., 144A, 5.625%, 10/01/28 (d)	1,000,000	1,088,425
Nielsen Finance, LLC/Co., 144A, 5.875%, 10/01/30 (d)	1,000,000	1,133,125
Outfront Media Capital, LLC/Corp., 144A, 5.000%, 08/15/27 (d)	1,000,000	1,019,190
Sirius XM Radio, Inc., 144A, 5.375%, 07/15/26 (d)	450,000	470,250
Sirius XM Radio, Inc., 144A, 5.000%, 08/01/27 (d)	500,000	531,988

111	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Sirius XM Radio, Inc., 144A, 5.500%, 07/01/29 (d)	$2,000,000	$2,204,375
Sirius XM Radio, Inc., 144A, 4.125%, 07/01/30 (d)	1,000,000	1,065,625
TEGNA, Inc., 5.000%, 09/15/29	2,000,000	2,114,715
Townsquare Media, Inc., 144A, 6.875%, 02/01/26 (d)	1,000,000	1,049,205
Virgin Media Finance, PLC, 144A, 5.000%, 07/15/30 (d)	2,000,000	2,077,500
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (d)	1,000,000	1,040,625
Virgin Media Secured Finance PLC, 144A, 5.500%, 05/15/29 (d)	1,500,000	1,628,010
VTR Comunicaciones SpA, 144A, 5.125%, 01/15/28 (d)	1,000,000	1,066,600
VTR Finance NV, 144A, 6.375%, 07/15/28 (d)	1,000,000	1,093,750
		71,893,513
Real Estate: 1.4%
Diversified Healthcare Trust, 9.750%, 06/15/25	2,000,000	2,275,000
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (d)	1,000,000	1,060,425
Kennedy-Wilson, Inc., 5.875%, 04/01/24	3,000,000	3,048,750
		6,384,175
Retail: 4.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	2,000,000	2,129,610

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Retail, continued
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.500%, 03/15/29 (d)	$1,000,000	$1,013,370
Carvana Co., 144A, 5.625%, 10/01/25 (d)	1,500,000	1,541,250
Carvana Co., 144A, 5.875%, 10/01/28 (d)	1,000,000	1,040,000
Fresh Market, Inc., The, 144A, 9.750%, 05/01/23 (d)	2,000,000	2,063,750
Michaels Stores, Inc., 144A, 8.000%, 07/15/27 (d)	2,000,000	2,153,380
Michaels Stores, Inc., 144A, 4.750%, 10/01/27 (d)	1,000,000	1,026,500
New Albertsons, LP, 7.750%, 06/15/26	1,000,000	1,163,560
PetSmart, Inc., 144A, 7.125%, 03/15/23 (d)	2,000,000	2,002,500
Safeway, Inc., 7.250%, 02/01/31	1,000,000	1,174,390
Sally Holdings, LLC/Capital, Inc., 144A, 8.750%, 04/30/25 (d)	1,000,000	1,113,750
Sally Holdings, LLC/Capital, Inc., 5.625%, 12/01/25	2,000,000	2,058,000
SEG Holding, LLC/Finance Corp., 144A, 5.625%, 10/15/28 (d)	3,000,000	3,172,500
		21,652,560
Services: 7.0%
Ashtead Capital, Inc., 144A, 4.250%, 11/01/29 (d)	2,000,000	2,194,680
Diebold Nixdorf, Inc., 8.500%, 04/15/24	1,500,000	1,520,625
Diebold Nixdorf, Inc., 144A, 9.375%, 07/15/25 (d)	1,500,000	1,682,813
Dun & Bradstreet Corp., The, 144A, 10.250%, 02/15/27 (d)	1,000,000	1,129,815

SEE NOTES TO FINANCIAL STATEMENTS	112

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
GFL Environmental, Inc., 144A, 5.125%, 12/15/26 (d)	$1,000,000	$1,065,100
GFL Environmental, Inc., 144A, 8.500%, 05/01/27 (d)	1,600,000	1,779,000
GFL Environmental, Inc., 144A, 4.000%, 08/01/28 (d)	1,000,000	1,009,375
GFL Environmental, Inc., 144A, 3.500%, 09/01/28 (d)	1,000,000	1,019,375
Harsco Corp., 144A, 5.750%, 07/31/27 (d)	1,000,000	1,059,375
Iron Mountain, Inc., 144A, 4.875%, 09/15/29 (d)	2,500,000	2,640,000
Iron Mountain, Inc., 144A, 5.625%, 07/15/32 (d)	1,000,000	1,103,865
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (d)	1,500,000	1,545,420
Maxim Crane Works Holdings Capital LLC, 144A, 10.125%, 08/01/24 (d)	2,500,000	2,609,637
Picasso Finance Sub, Inc., 144A, 6.125%, 06/15/25 (d)	2,000,000	2,142,900
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.750%, 04/15/26 (d)	2,000,000	2,192,500
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 6.250%, 01/15/28 (d)	2,000,000	2,150,000
Staples, Inc., 144A, 7.500%, 04/15/26 (d)	1,000,000	1,045,940
Staples, Inc., 144A, 10.750%, 04/15/27 (d)	1,000,000	996,250
United Rentals North America, Inc., 5.250%, 01/15/30	2,500,000	2,779,687

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
Williams Scotsman International, Inc., 144A, 4.625%, 08/15/28 (d)	$1,500,000	$1,555,313
		33,221,670
Technology & Electronics: 7.5%
Arches Buyer, Inc., 144A, 4.250%, 06/01/28 (d)	1,000,000	1,014,575
Arches Buyer, Inc., 144A, 6.125%, 12/01/28 (d)	1,000,000	1,034,575
Austin BidCo, Inc., 144A, 7.125%, 12/15/28 (d)	2,000,000	2,091,250
Camelot Finance SA, 144A, 4.500%, 11/01/26 (d)	2,000,000	2,091,250
Cars.com, Inc., 144A, 6.375%, 11/01/28 (d)	2,000,000	2,127,940
Castle US Holding Corp., 144A, 9.500%, 02/15/28 (d)	2,000,000	2,004,690
CommScope, Inc., 144A, 6.000%, 03/01/26 (d)	500,000	527,458
CommScope, Inc., 144A, 7.125%, 07/01/28 (d)	1,000,000	1,066,320
Fair Isaac Corp., 144A, 5.250%, 05/15/26 (d)	1,000,000	1,141,060
Fair Isaac Corp., 144A, 4.000%, 06/15/28 (d)	500,000	527,188
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	2,000,000	2,112,500
Logan Merger Sub, Inc., 144A, 5.500%, 09/01/27 (d)	2,000,000	2,097,500
Microchip Technology, Inc., 144A, 4.250%, 09/01/25 (d)	1,500,000	1,587,424
MSCI, Inc., 144A, 4.000%, 11/15/29 (d)	2,000,000	2,133,380
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,000,000	1,058,750
Nokia Oyj, 6.625%, 05/15/39	1,050,000	1,346,523
Open Text Holdings, Inc., 144A, 4.125%, 02/15/30 (d)	2,500,000	2,664,100

113	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics, continued
Rackspace Technology Global, Inc., 144A, 5.375%, 12/01/28 (d)	$2,000,000	$2,099,150
Seagate HDD Cayman, 144A, 3.125%, 07/15/29 (d)	1,000,000	1,001,985
Seagate HDD Cayman, 144A, 3.375%, 07/15/31 (d)	1,000,000	1,007,285
Unisys Corp., 144A, 6.875%, 11/01/27 (d)	1,500,000	1,642,500
Veritas US, Inc./Bermuda, Ltd., 144A, 10.500%, 02/01/24 (d)	1,000,000	1,018,645
Veritas US, Inc./Bermuda, Ltd., 144A, 7.500%, 09/01/25 (d)	2,000,000	2,055,000
		35,451,048
Telecommunications: 8.5%
C&W Senior Financing DAC, 144A, 7.500%, 10/15/26 (d)	1,000,000	1,066,775
CenturyLink, Inc., 6.750%, 12/01/23	1,000,000	1,115,625
CenturyLink, Inc., 144A, 5.125%, 12/15/26 (d)	1,500,000	1,586,122
CenturyLink, Inc., 144A, 4.000%, 02/15/27 (d)	1,000,000	1,033,870
CenturyLink, Inc., 144A, 4.500%, 01/15/29 (d)	1,000,000	1,019,375
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (d)	700,000	722,586
Consolidated Communications, Inc., 144A, 6.500%, 10/01/28 (d)	1,000,000	1,071,500
Digicel Group 0.5, Ltd., 10.000%, 04/01/24	500,000	448,750
Embarq Corp., 7.995%, 06/01/36	1,000,000	1,235,325

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Frontier Communications Corp., 144A, 5.875%, 10/15/27 (d)	$1,000,000	$1,083,125
Frontier Communications Corp., 144A, 5.000%, 05/01/28 (d)	1,000,000	1,044,375
Frontier Communications Corp., 144A, 6.750%, 05/01/29 (d)	1,500,000	1,607,812
Level 3 Financing, Inc., 5.250%, 03/15/26	1,000,000	1,034,550
Level 3 Financing, Inc., 144A, 4.625%, 09/15/27 (d)	2,000,000	2,092,460
Level 3 Financing, Inc., 144A, 4.250%, 07/01/28 (d)	500,000	514,250
Level 3 Financing, Inc., 144A, 3.625%, 01/15/29 (d)	500,000	499,688
Sable International Finance, Ltd., 144A, 5.750%, 09/07/27 (d)	500,000	533,655
Sprint Capital Corp., 6.875%, 11/15/28	1,000,000	1,320,355
Sprint Capital Corp., 8.750%, 03/15/32	2,000,000	3,168,750
Sprint Corp., 7.875%, 09/15/23	500,000	579,525
Sprint Corp., 7.125%, 06/15/24	2,000,000	2,342,520
Switch, Ltd., 144A, 3.750%, 09/15/28 (d)	2,250,000	2,287,968
Telecom Italia Capital SA, 7.200%, 07/18/36	1,500,000	2,028,480
Telecom Italia SpA, 144A, 5.303%, 05/30/24 (d)	2,000,000	2,178,050
T-Mobile USA, Inc., 4.750%, 02/01/28	2,000,000	2,152,280
Uniti Group, LP/Fiber Holdings, Inc./CSL Capital, LLC, 144A, 7.875%, 02/15/25 (d)	1,500,000	1,613,633

SEE NOTES TO FINANCIAL STATEMENTS	114

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Uniti Group, LP/Uniti Fiber Holdings, Inc./CSL Capital, LLC, 144A, 7.125%, 12/15/24 (d)	$500,000	$505,938
Uniti Group, LP/Uniti Group Finance, Inc./CSL Capital, LLC, 8.250%, 10/15/23	2,000,000	2,018,750
Zayo Group Holdings, Inc., 144A, 4.000%, 03/01/27 (d)	2,500,000	2,509,512
		40,415,604
Transportation: 1.4%
Delta Air Lines, Inc., 144A, 7.000%, 05/01/25 (d)	2,000,000	2,310,855
Delta Air Lines, Inc./SkyMiles IP, Ltd., 144A, 4.750%, 10/20/28 (d)	1,000,000	1,092,728
Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22	1,000,000	1,029,095
Mileage Plus Holdings, LLC/Intellectual Property Assets, Ltd., 144A, 6.500%, 06/20/27 (d)	2,000,000	2,153,750
		6,586,428
Utility: 1.8%
Clearway Energy Operating, LLC, 144A, 4.750%, 03/15/28 (d)	1,500,000	1,610,160
NextEra Energy Operating Partners, LP, 144A, 4.250%, 07/15/24 (d)	1,000,000	1,071,250
NextEra Energy Operating Partners, LP, 144A, 4.250%, 09/15/24 (d)	45,000	48,206
NextEra Energy Operating Partners, LP, 144A, 4.500%, 09/15/27 (d)	1,500,000	1,682,655
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	2,000,000	2,113,750

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Utility, continued
TerraForm Power Operating, LLC, 144A, 5.000%, 01/31/28 (d)	$1,000,000	$1,125,525
TerraForm Power Operating, LLC, 144A, 4.750%, 01/15/30 (d)	1,000,000	1,072,210
		8,723,756
TOTAL CORPORATE BONDS
(Cost $426,689,599)		450,542,243

LOANS: 1.1%
Capital Goods: 0.4%
EWT Holdings III Corp., 1 month LIBOR + 2.75%, 2.880%, 12/20/24 (e)	1,994,216	1,992,561

Retail: 0.3%
PetSmart, Inc., 3 month LIBOR + 3.50%, 4.000%, 03/11/22 (e)	1,265,714	1,268,776

Services: 0.4%
Dun & Bradstreet Corp., The, 3 month LIBOR + 5.00%, 6.731%, 02/08/26 (e)	1,985,000	1,989,685

TOTAL LOANS
(Cost $5,095,812)		5,251,022

TOTAL BONDS
(Cost $432,286,224)		456,294,078

115	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, 1.200%, 01/21/21 (b)	200,000	$200,000
Self-Help Federal Credit Union, 1.900%, 12/20/21 (b)	400,000	407,251
Self-Help Federal Credit Union, 0.650%, 04/29/22 (b)	100,000	100,797
Shared Interest, Inc., 2.400%, 09/30/21 (b)	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,200,000)		1,208,048

MONEY MARKET: 1.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (f)(g)	7,451,254	7,451,254
(Cost $7,451,254)

TOTAL INVESTMENTS: 99.0%
(Cost $443,498,399)		467,747,580

OTHER ASSETS AND LIABILITIES — (NET): 1.0%		4,579,650

NET ASSETS: 100.0%		$472,327,230

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of December 31, 2020 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2020
(g)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. At December 31, 2020 the 1 month and 3 month LIBOR rates were 0.144% and 0.238%, respectively.

LP-Limited Partnership

SEE NOTES TO FINANCIAL STATEMENTS	116

December 31, 2020
Schedules of Investments, continued

Pax Sustainable Allocation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 95.0%
Pax Core Bond Fund (a)	66,559,119	$702,864,297
Pax Ellevate Global Women’s Leadership Fund (a)	1,533,441	46,769,952
Pax ESG Beta Dividend Fund (a)	8,320,411	118,233,034
Pax Global Environmental Markets Fund (a)	2,180,751	46,297,333
Pax Global Opportunities Fund (a)	2,572,091	37,784,018
Pax Large Cap Fund (a)	74,122,950	893,181,549
Pax MSCI EAFE ESG Leaders Index Fund (a)	15,860,899	160,829,518
Pax Small Cap Fund (a)	3,935,579	62,929,908

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,741,633,097)		2,068,889,609

MONEY MARKET: 4.7%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	101,977,753	101,977,753
(Cost $101,977,753)

TOTAL INVESTMENTS: 99.7%
(Cost $1,843,610,850)		2,170,867,362

OTHER ASSETS AND LIABILITIES — (NET): 0.3%		6,004,444

NET ASSETS: 100.0%		$2,176,871,806

(a)	Institutional Class shares
(b)	Rate shown represents annualized 7-day yield as of December 31, 2020.
(c)	Premier Class shares

117	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Statements of Assets and Liabilities

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
ASSETS
Investments, at cost - Note A	$671,225,980	$399,377,863	$124,036,128	$82,163,427

Investments in unaffiliated issuers, at value	$1,040,278,627	$477,708,757	$256,652,453	$139,935,483
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	1,040,278,627	477,708,757	256,652,453	139,935,483
Cash	—	—	—	—
Foreign currency at value (cost $36,845; $44,552; and $1,315, respectively)	—	36,882	—	—
Prepaid expenses	8,721	4,508	—	—
Receivables:
Capital stock sold	1,343,095	2,333,775	49,292	75,095
Dividends and interest - Note A	659,410	261,794	199,996	115,954
Investment securities sold	—	3,503,423	—	—
Investment Adviser reimbursement	—	—	—	—
Other	1,535	17,901	344	61
Total Assets	1,042,291,388	483,867,040	256,902,085	140,126,593

LIABILITIES
Collateral on securities loaned, at value	—	16,801,446	—	—
Payables:
Capital stock reacquired	87,344	399,875	513,478	—
Investment securities purchased	—	—	—	—
Capital gains tax payable	—	—	—	—
Dividend payable - Note A	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	558,741	285,191	136,885	75,610
Distribution expense	4,031	23,468	36,966	832
Transfer agent fees	3,088	45,497	—	—
Printing and other shareholder communication fees	1,441	6,109	—	—
Custodian fees	12,202	6,549	—	—
Legal and audit fees	31,316	26,157	—	—
Other accrued expenses	—	33,558	—	—
Total Liabilities	698,163	17,627,850	687,329	76,442
NET ASSETS	$1,041,593,225	$466,239,190	$256,214,756	$140,050,151

[1]

Investments at market value include securities loaned. At December 31, 2020, the Large Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Index Fund and Core Bond Fund had total market values of securities on loan of $8,352,723; $42,798,518; $2,980,114; $545,239; $1,062,536; $2,546,905; and $3,587,349, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	118

December 31, 2020

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$50,665,387	$1,111,869,125	$591,507,538	$537,085,691	$735,486,608	$443,498,399	$1,843,610,850

$69,085,595	$1,618,434,106	$747,041,016	$700,834,890	$766,500,028	$467,747,580	$101,977,753
—	—	—	—	—	—	2,068,889,609
69,085,595	1,618,434,106	747,041,016	700,834,890	766,500,028	467,747,580	2,170,867,362
—	—	51	—	—	518,602	—
—	—	45,193	1,307	—	—	—
74	10,393	—	—	8,215	—	—

3,567	13,326,613	2,195,119	1,411,890	306,333	1,047,928	7,623,144
31,308	515,374	508,541	547,427	3,173,797	6,287,175	965,312
—	—	—	—	—	—	—
23,858	—	—	—	—	—	—
10,961	521,922	141,673	1,669,471	1,079	4,175	—
69,155,363	1,632,808,408	749,931,593	704,464,985	769,989,452	475,605,460	2,179,455,818

—	—	—	1,842,875	3,660,830	—	—

—	664,729	120,086	1,353,315	55,006	693,277	1,212,476
—	1,243,831	44,220	—	5,229,975	2,009,375	963,206
26,503	—	—	—	—	—	—
—	—	—	—	2,340	238,565	—

42,963	1,010,619	317,122	275,908	255,441	196,081	90,237
679	39,281	27,063	16,295	2,953	37,401	318,093
1,295	91,008	—	—	2,432	32,785	—
1,542	5,171	—	—	2,935	12,597	—
7,604	31,187	—	—	20,076	14,930	—
24,048	37,259	—	—	36,015	31,024	—
5,265	41,723	—	—	5,644	12,195	—
109,899	3,164,808	508,491	3,488,393	9,273,647	3,278,230	2,584,012
$69,045,464	$1,629,643,600	$749,423,102	$700,976,592	$760,715,805	$472,327,230	$2,176,871,806

119	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Statements of Assets and Liabilities, continued

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$670,534,695	$381,300,986	$122,796,442	$82,304,428
Total distributable earnings	371,058,530	84,938,204	133,418,314	57,745,723
NET ASSETS	$1,041,593,225	$466,239,190	$256,214,756	$140,050,151

Investor Class
Net assets	$21,351,101	$102,582,472	$170,314,600	$4,014,388
Capital Shares Outstanding (unlimited/authorized)	1,775,983	6,501,625	7,162,694	283,317
Net asset value per share	$12.02	$15.78	$23.78	$14.17
Class A
Net assets		$10,947,927	$6,598,801
Capital Shares Outstanding (unlimited/authorized)		695,790	278,328
Net asset value per share		$15.73	$23.71
Institutional Class
Net assets	$1,020,242,124	$352,708,791	$79,301,355	$136,035,763
Capital Shares Outstanding (unlimited/authorized)	84,637,165	22,059,837	3,233,499	9,574,233
Net asset value per share	$12.05	$15.99	$24.52	$14.21

SEE NOTES TO FINANCIAL STATEMENTS	120

December 31, 2020

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$51,300,325	$1,151,169,282	$604,000,099	$574,171,156	$728,717,821	$517,512,900	$1,659,373,493
17,745,139	478,474,318	145,423,003	126,805,436	31,997,984	(45,185,670)	517,498,313
$69,045,464	$1,629,643,600	$749,423,102	$700,976,592	$760,715,805	$472,327,230	$2,176,871,806

$3,401,193	$175,040,305	$130,255,395	$77,962,971	$14,100,551	$171,837,616	$1,518,965,927
232,008	8,303,080	4,293,469	7,532,295	1,335,553	24,664,487	57,628,494
$14.66	$21.08	$30.34	$10.35	$10.56	$6.97	$26.36

	$16,651,195				$6,177,023
	791,122				884,607
	$21.05				$6.98

$65,644,271	$1,437,952,100	$619,167,707	$623,013,621	$746,615,254	$294,312,591	$657,905,879
4,469,315	67,735,359	20,302,139	61,435,898	70,709,308	42,393,140	24,517,763
$14.69	$21.23	$30.50	$10.14	$10.56	$6.94	$26.83

121	SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2020
Statements of Operations

	Large Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $35,044; $0; $0; $41,850; $917,506; $498,882; $1,361,549; $0; $0 and $0 respectively)	$12,501,605	$3,510,764	$4,557,492	$3,351,156
Dividends from affiliates - Note C	—	—	—	—
Interest	97,838	72,570	6,170	4,987
Income from securities lending - Note A	8,989	59,531	7,194	1,336
Other income - Note B	—	—	—	—
Total Income	12,608,432	3,642,865	4,570,856	3,357,479

Expenses
Investment advisory fees - Note B	5,316,037	2,852,994	1,477,044	806,820
Distribution expenses - Investor (Note B)	25,807	225,599	380,580	7,529
Distribution expenses - Class A (Note B)	—	24,715	14,940	—
Transfer agent fees - Note A	45,845	372,623	—	—
Printing and other shareholder communication fees	14,193	59,534	—	—
Custodian fees	67,772	40,538	—	—
Legal fees and related expenses	87,655	60,953	—	—
Trustees’ fees and expenses - Note B	63,440	43,942	—	—
Compliance expense	18,513	17,079	—	—
Audit fees	48,847	40,187	—	—
Registration fees	69,603	66,843	—	—
Other expenses	29,261	17,940	—	—
Total Expenses	5,786,973	3,822,947	1,872,564	814,349
Less Advisory fee waiver - Note B	—	—	—	—
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	5,786,973	3,822,947	1,872,564	814,349
Net investment income (loss)	6,821,459	(180,082)	2,698,292	2,543,130
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	52,507,245	22,601,465	1,304,995	1,070,938
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(2,410)	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	144,178,440	25,014,507	25,967,205	15,998,168
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	(148)	—	—
Net realized and unrealized gain
on investments and foreign currency	196,685,685	47,613,414	27,272,200	17,069,106

Net increase in net assets resulting from operations	$203,507,144	$47,433,332	$29,970,492	$19,612,236

SEE NOTES TO FINANCIAL STATEMENTS	122

For the Year Ended December 31, 2020

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	EAFE ESG Leaders Index Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$521,001	$18,875,800	$11,529,533	$15,559,968	$47,773	$207,754	$—
—	—	—	—	—	—	26,264,122
1,743	99,848	3,479	(442)	16,500,759	21,738,157	248,458
100	15,621	4,464	86,870	22,980	—	—
13,524	194,948	—	—	—	125,973	—
536,368	19,186,217	11,537,476	15,646,396	16,571,512	22,071,884	26,512,580

386,385	8,773,270	2,993,519	2,955,639	2,846,119	1,901,098	955,347
5,805	362,097	286,163	181,309	28,358	410,080	3,707,314
—	32,958	—	—	—	14,249	—
29,809	1,073,978	—	—	31,574	367,787	—
4,235	76,623	—	—	9,808	82,579	—
40,663	184,504	—	—	120,390	89,371	—
41,149	104,211	—	—	82,882	60,837	—
29,592	75,973	—	—	58,794	43,782	—
15,932	19,407	—	—	18,204	17,056	—
38,955	62,483	—	—	55,986	48,123	—
41,644	91,893	—	—	53,980	90,126	—
4,930	37,134	—	—	29,187	15,748	—
639,099	10,894,531	3,279,682	3,136,948	3,335,282	3,140,836	4,662,661
(19,827)	—	—	—	—	—	—
(160,106)	—	—	—	—	—	—
459,166	10,894,531	3,279,682	3,136,948	3,335,282	3,140,836	4,662,661
77,202	8,291,686	8,257,794	12,509,448	13,236,230	18,931,048	21,849,919

(140,982)	(25,169,321)	(7,915,951)	(3,807,096)	23,244,416	1,330,483	—
—	—	—	—	—	—	86,233,962
(22,994)	(138,964)	(9,421)	(47,047)	—	—	—

12,542,844	318,808,279	87,958,981	64,062,828	12,335,483	9,185,399	—
—	—	—	—	—	—	189,591,456
677	43,552	13,357	137,409	—	—	—

12,379,545	293,543,546	80,046,966	60,346,094	35,579,899	10,515,882	275,825,418

$12,456,747	$301,835,232	$88,304,760	$72,855,542	$48,816,129	$29,446,930	$297,675,337

123	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets
Operations
Investment income, net	$6,821,459	$6,746,320
Net realized gain (loss) on investments and foreign currency transactions	52,507,245	28,252,754
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	144,178,440	168,139,590
Net increase in net assets resulting from operations	203,507,144	203,138,664
Distributions from Investor Class	(1,224,949)	(105,410)
Distributions from Class A
Distributions from Institutional Class	(64,744,892)	(27,322,400)
Total distributions to shareholders	(65,969,841)	(27,427,810)
From capital share transactions:
Investor Class
Proceeds from shares sold	17,099,228	1,381,152
Proceeds from reinvestment of distributions	1,213,177	101,502
Cost of shares redeemed	(2,688,171)	(807,918)
Net increase (decrease) from Investor Class transactions	15,624,234	674,736
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	143,392,236	945,950
Proceeds from reinvestment of distributions	64,722,822	27,303,786
Cost of shares redeemed	(85,958,295)	(30,999,229)
Net increase (decrease) from Institutional Class transactions	122,156,763	(2,749,493)
Net increase (decrease) from capital share transactions	137,780,997	(2,074,757)
Net increase (decrease) in net assets	275,318,300	173,636,097
Net assets
Beginning of period	766,274,925	592,638,828
End of period	$1,041,593,225	$766,274,925

Shares of Beneficial Interest:
Investor Class
Shares sold	1,610,196	144,243
Shares issued in reinvestment of distributions	103,204	9,881
Shares redeemed	(252,479)	(86,861)
Net increase (decrease) in shares outstanding	1,460,921	67,263

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	13,682,722	99,082
Shares issued in reinvestment of distributions	5,506,613	2,662,994
Shares redeemed	(7,944,915)	(3,390,826)
Net increase (decrease) in shares outstanding	11,244,420	(628,750)

SEE NOTES TO FINANCIAL STATEMENTS	124

Small Cap Fund		ESG Beta Quality Fund		ESG Beta Dividend Fund
Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19

$(180,082)	$4,552,301	$2,698,292	$3,336,663	$2,543,130	$2,925,070
22,599,055	6,360,385	1,304,995	6,522,385	1,070,938	3,919,774
25,014,359	84,530,183	25,967,205	42,568,621	15,998,168	22,335,242
47,433,332	95,442,869	29,970,492	52,427,669	19,612,236	29,180,086
(3,860,087)	(1,074,371)	(3,255,719)	(5,328,473)	(108,186)	(124,784)
(409,247)	(123,378)	(125,797)	(219,743)
(12,933,116)	(2,994,551)	(1,650,985)	(2,488,325)	(4,198,454)	(6,221,250)
(17,202,450)	(4,192,300)	(5,032,501)	(8,036,541)	(4,306,640)	(6,346,034)

13,164,167	13,677,304	6,225,685	6,826,013	1,610,591	1,247,672
3,759,189	1,017,639	3,189,365	5,208,768	106,115	122,435
(29,698,481)	(44,744,405)	(16,529,079)	(15,699,436)	(913,639)	(755,355)
(12,775,125)	(30,049,462)	(7,114,029)	(3,664,655)	803,067	614,752

2,133,288	1,709,333	470,519	399,058
388,752	110,555	119,950	210,714
(4,334,833)	(4,229,884)	(1,191,696)	(602,219)
(1,812,793)	(2,409,996)	(601,227)	7,553

106,749,401	105,566,974	11,912,072	13,543,838	14,618,131	1,014,394
11,472,200	2,285,599	1,559,901	2,358,813	4,129,487	6,220,386
(98,735,126)	(182,128,560)	(14,895,788)	(10,204,044)	(27,665,239)	(15,032,201)
19,486,475	(74,275,987)	(1,423,815)	5,698,607	(8,917,621)	(7,797,421)
4,898,557	(106,735,445)	(9,139,071)	2,041,505	(8,114,554)	(7,182,669)
35,129,439	(15,484,876)	15,798,920	46,432,633	7,191,042	15,651,383

431,109,751	446,594,627	240,415,836	193,983,203	132,859,109	117,207,726
$466,239,190	$431,109,751	$256,214,756	$240,415,836	$140,050,151	$132,859,109

1,055,335	1,004,391	303,312	345,853	127,605	103,324
240,665	73,054	142,686	247,071	7,820	9,677
(2,329,687)	(3,274,454)	(803,407)	(788,361)	(75,823)	(62,731)
(1,033,687)	(2,197,009)	(357,409)	(195,437)	59,602	50,270

172,064	125,548	22,398	19,876
24,952	7,959	5,378	10,026
(351,963)	(308,730)	(61,355)	(29,771)
(154,947)	(175,223)	(33,579)	131

8,364,175	7,701,571	573,119	667,483	1,297,033	82,856
724,713	162,691	67,844	108,662	306,577	491,692
(7,825,421)	(13,265,181)	(703,633)	(497,959)	(2,180,176)	(1,241,588)
1,263,467	(5,400,919)	(62,670)	278,186	(576,566)	(667,040)

125	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Opportunities Fund
	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets
Operations
Investment income, net	$77,202	$157,936
Net realized gain (loss) on investments and foreign currency transactions	(163,976)	776,677
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,543,521	7,932,377
Net increase in net assets resulting from operations	12,456,747	8,866,990
Distributions from Investor Class	(83,069)	(26,709)
Distributions from Class A
Distributions from Institutional Class	(519,005)	(746,206)
Total distributions to shareholders	(602,074)	(772,915)
From capital share transactions:
Investor Class
Proceeds from shares sold	1,773,549	1,558,192
Proceeds from reinvestment of distributions	26,686	26,708
Cost of shares redeemed	(676,783)	(179,928)
Net increase (decrease) from Investor Class transactions	1,123,452	1,404,972
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	18,052,818	6,892,970
Proceeds from reinvestment of distributions	559,156	743,145
Cost of shares redeemed	(4,618,749)	(3,445)
Net increase (decrease) from Institutional Class transactions	13,993,225	7,632,670
Net increase from capital share transactions	15,116,677	9,037,642
Net increase in net assets	26,971,350	17,131,717
Net assets
Beginning of period	42,074,114	24,942,397
End of period	$69,045,464	$42,074,114

Shares of Beneficial Interest:
Investor Class
Shares sold	145,191	140,056
Shares issued in reinvestment of distributions	1,866	2,235
Shares redeemed	(54,842)	(16,236)
Net increase (decrease) in shares outstanding	92,215	126,055

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net decrease in shares outstanding

Institutional Class
Shares sold	1,460,070	590,890
Shares issued in reinvestment of distributions	39,020	62,332
Shares redeemed	(385,177)	(289)
Net increase in shares outstanding	1,113,913	652,933

SEE NOTES TO FINANCIAL STATEMENTS	126

Global Environmental Markets Fund		Global Women’s Leadership Fund
Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19

$8,291,686	$7,729,950	$8,257,794	$7,217,885
(25,308,285)	11,129,697	(7,925,372)	1,924,487
318,851,831	170,188,709	87,972,338	70,826,316
301,835,232	189,048,356	88,304,760	79,968,688
(710,364)	(995,625)	(1,364,676)	(3,470,585)
(65,398)	(87,611)
(7,481,018)	(6,356,689)	(7,012,796)	(9,991,550)
(8,256,780)	(7,439,925)	(8,377,472)	(13,462,135)

19,830,477	26,248,873	21,311,776	26,558,976
650,848	915,312	1,296,305	3,304,467
(31,785,866)	(26,099,180)	(24,619,673)	(18,215,556)
(11,304,541)	1,065,005	(2,011,592)	11,647,887

2,830,371	1,491,935
57,783	71,736
(2,839,127)	(3,810,989)
49,027	(2,247,318)

626,670,119	281,950,208	271,898,017	159,416,311
6,989,373	5,793,704	6,321,689	8,789,343
(254,539,551)	(91,069,741)	(71,567,496)	(25,191,609)
379,119,941	196,674,171	206,652,210	143,014,045
367,864,427	195,491,858	204,640,618	154,661,932
661,442,879	377,100,289	284,567,906	221,168,485

968,200,721	591,100,432	464,855,196	243,686,711
$1,629,643,600	$968,200,721	$749,423,102	$464,855,196

1,170,813	1,717,446	813,533	1,052,804
37,502	57,130	47,349	124,452
(1,937,545)	(1,702,959)	(963,551)	(720,068)
(729,230)	71,617	(102,669)	457,188

163,882	96,519
3,316	4,486
(190,275)	(249,879)
(23,077)	(148,874)

35,139,316	18,469,668	10,044,900	6,308,732
386,722	357,002	227,279	328,700
(15,075,976)	(5,913,097)	(2,724,231)	(978,844)
20,450,062	12,913,573	7,547,948	5,658,588

127	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	EAFE ESG Leaders Index Fund
	Year Ended 12/31/2020	Year Ended 12/31/19
Increase (Decrease) in Net Assets
Operations
Investment income, net	$12,509,448	$15,101,250
Net realized gain (loss) on investments and foreign currency transactions	(3,854,143)	(5,759,927)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	64,200,237	110,270,378
Net increase in net assets resulting from operations	72,855,542	119,611,701
Distributions from Investor Class	(1,290,412)	(1,983,451)
Distributions from Class A
Distributions from Institutional Class	(10,905,792)	(14,060,119)
Total distributions to shareholders	(12,196,204)	(16,043,570)
From capital share transactions:
Investor Class
Proceeds from shares sold	19,525,878	17,043,389
Proceeds from reinvestment of distributions	1,219,923	1,848,129
Cost of shares redeemed	(32,740,806)	(26,592,900)
Net increase (decrease) from Investor Class transactions	(11,995,005)	(7,701,382)
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	185,628,598	122,187,707
Proceeds from reinvestment of distributions	10,136,588	13,223,070
Cost of shares redeemed	(188,246,392)	(102,270,983)
Net increase (decrease) from Institutional Class transactions	7,518,794	33,139,794
Net increase (decrease) from capital share transactions	(4,476,211)	25,438,412
Net increase in net assets	56,183,127	129,006,543
Net assets
Beginning of period	644,793,465	515,786,922
End of period	$700,976,592	$644,793,465

Shares of Beneficial Interest:
Investor Class
Shares sold	2,197,227	1,942,870
Shares issued in reinvestment of distributions	132,152	203,929
Shares redeemed	(3,702,118)	(3,036,000)
Net increase (decrease) in shares outstanding	(1,372,739)	(889,201)

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	22,122,226	14,236,908
Shares issued in reinvestment of distributions	1,111,911	1,486,417
Shares redeemed	(21,756,776)	(11,932,268)
Net increase (decrease) in shares outstanding	1,477,361	3,791,057

SEE NOTES TO FINANCIAL STATEMENTS	128

Core Bond Fund		High Yield Bond Fund		Sustainable Allocation Fund
Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19

$13,236,230	$17,484,311	$18,931,048	$18,928,398	$21,849,919	$29,088,062
23,244,416	7,048,964	1,330,483	(8,892,802)	86,233,962	27,512,989
12,335,483	28,214,334	9,185,399	39,322,008	189,591,456	284,650,514
48,816,129	52,747,609	29,446,930	49,357,604	297,675,337	341,251,565
(512,257)	(139,036)	(8,018,449)	(8,660,826)	(43,283,260)	(131,657,832)
		(278,848)	(292,034)
(31,096,683)	(18,172,126)	(10,727,650)	(9,984,256)	(16,968,369)	(34,380,100)
(31,608,940)	(18,311,162)	(19,024,947)	(18,937,116)	(60,251,629)	(166,037,932)

9,217,698	3,676,166	52,056,206	37,625,331	82,348,981	76,654,788
509,898	136,697	7,530,260	8,193,211	41,870,602	127,269,290
(3,173,358)	(951,396)	(74,718,978)	(39,060,094)	(309,622,549)	(143,257,511)
6,554,238	2,861,467	(15,132,512)	6,758,448	(185,402,966)	60,666,567

		1,377,583	803,489
		259,842	278,404
		(1,455,598)	(1,481,640)
		181,827	(399,747)

78,112,653	14,494,070	169,828,628	79,829,366	278,416,342	47,827,366
31,024,360	18,140,809	8,530,076	7,494,151	15,880,307	31,625,501
(81,874,033)	(46,719,900)	(77,310,888)	(105,216,195)	(67,292,908)	(107,146,469)
27,262,980	(14,085,021)	101,047,816	(17,892,678)	227,003,741	(27,693,602)
33,817,218	(11,223,554)	86,097,131	(11,533,977)	41,600,775	32,972,965
51,024,407	23,212,893	96,519,114	18,886,511	279,024,483	208,186,598

709,691,398	686,478,505	375,808,116	356,921,605	1,897,847,323	1,689,660,725
$760,715,805	$709,691,398	$472,327,230	$375,808,116	$2,176,871,806	$1,897,847,323

865,913	362,087	7,812,507	5,676,380	3,443,996	3,242,648
48,101	13,428	1,136,331	1,232,947	1,678,752	5,441,977
(297,797)	(93,666)	(11,347,938)	(5,894,629)	(12,706,593)	(6,127,622)
616,217	281,849	(2,399,100)	1,014,698	(7,583,845)	2,557,003

		206,288	119,668
		39,108	41,860
		(218,065)	(222,143)
		27,331	(60,615)

7,304,590	1,408,141	25,605,483	12,172,704	10,907,249	2,011,825
2,925,464	1,785,769	1,284,633	1,133,547	617,218	1,329,821
(7,760,586)	(4,720,452)	(12,064,213)	(15,973,491)	(2,782,218)	(4,566,413)
2,469,468	(1,526,542)	14,825,903	(2,667,240)	8,742,249	(1,224,767)

129	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Large Cap Fund
Investor Class
Year Ended December 31, 2020	$10.38	$0.06		$2.38	$2.44	$0.07	$0.73
Year Ended December 31, 2019	7.97	0.07		2.71	2.78	0.07	0.30
Year Ended December 31, 2018	10.56	0.07		(0.63)	(0.56)	0.07	1.96
Year Ended December 31, 2017	9.91	0.09		1.95	2.04	0.09	1.30
Period Ended December 31, 2016[5]	10.00	—		(0.08)	(0.08)	0.01	—
Institutional Class
Year Ended December 31, 2020	$10.40	$0.09		$2.38	$2.47	$0.09	$0.73
Year Ended December 31, 2019	7.98	0.09		2.72	2.81	0.09	0.30
Year Ended December 31, 2018	10.57	0.10		(0.63)	(0.53)	0.10	1.96
Year Ended December 31, 2017	9.91	0.10		1.97	2.07	0.11	1.30
Period Ended December 31, 2016[5]	10.00	0.01		(0.09)	(0.08)	0.01	—

Small Cap Fund
Investor Class
Year Ended December 31, 2020	$14.67	$(0.03)		$1.75	$1.72	$—	$0.61
Year Ended December 31, 2019	12.01	0.13		2.66	2.79	0.13	—
Year Ended December 31, 2018	16.41	0.00	[7]	(2.64)	(2.64)	0.00	1.76
Year Ended December 31, 2017	15.34	0.03		1.30	1.33	0.02	0.24
Year Ended December 31, 2016	13.30	0.12		2.26	2.38	0.10	0.24
Class A
Year Ended December 31, 2020	$14.63	$(0.03)		$1.74	$1.71	$—	$0.61
Year Ended December 31, 2019	11.98	0.12		2.66	2.78	0.13	—
Year Ended December 31, 2018	16.38	0.00	[7]	(2.63)	(2.63)	0.01	1.76
Year Ended December 31, 2017	15.31	0.03		1.30	1.33	0.02	0.24
Year Ended December 31, 2016	13.28	0.12		2.25	2.37	0.10	0.24
Institutional Class
Year Ended December 31, 2020	$14.82	$0.00	[7]	$1.78	$1.78	$—	$0.61
Year Ended December 31, 2019	12.12	0.15		2.70	2.85	0.15	—
Year Ended December 31, 2018	16.53	0.05		(2.67)	(2.62)	0.03	1.76
Year Ended December 31, 2017	15.44	0.07		1.32	1.39	0.06	0.24
Year Ended December 31, 2016	13.38	0.16		2.27	2.43	0.13	0.24

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	130

December 31, 2020

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.80	$12.02	23.75%	$21,351	0.95%	0.51%	0.95%	43%
0.37	10.38	34.85%	3,271	0.95%	0.74%	0.95%	37%
2.03	7.97	(5.01%)	1,975	0.96%	0.67%	0.96%	54%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3%[6]

$0.82	$12.05	23.99%	$1,020,242	0.70%	0.84%	0.70%	43%
0.39	10.40	35.23%	763,004	0.70%	1.00%	0.70%	37%
2.06	7.98	(4.79%)	590,664	0.70%	0.85%	0.70%	54%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3%[6]

$0.61	$15.78	11.77%	$102,582	1.19%	(0.23%)	1.19%	73%
0.13	14.67	23.29%	110,520	1.20%	0.93%	1.20%	78%
1.76	12.01	(15.80%)	116,887	1.18%	0.03%	1.18%	57%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%

$0.61	$15.73	11.73%	$10,948	1.19%	(0.23%)	1.19%	73%
0.13	14.63	23.27%	12,445	1.20%	0.90%	1.20%	78%
1.77	11.98	(15.82%)	12,290	1.18%	0.02%	1.18%	57%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%

$0.61	$15.99	12.06%	$352,709	0.94%	0.02%	0.94%	73%
0.15	14.82	23.56%	308,145	0.95%	1.08%	0.95%	78%
1.79	12.12	(15.59%)	317,417	0.93%	0.29%	0.93%	57%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for the Large Cap Fund, transactions related to an in-kind subscription have been excluded.
[7]	Rounds to less than $0.01

131	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Investor Class
Year Ended December 31, 2020	$21.41	$0.23	$2.60	$2.83	$0.22	$0.24
Year Ended December 31, 2019	17.42	0.28	4.43	4.71	0.28	0.44
Year Ended December 31, 2018	19.69	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Class A
Year Ended December 31, 2020	$21.35	$0.23	$2.59	$2.82	$0.22	$0.24
Year Ended December 31, 2019	17.38	0.28	4.41	4.69	0.28	0.44
Year Ended December 31, 2018	19.65	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Institutional Class
Year Ended December 31, 2020	$22.07	$0.29	$2.67	$2.96	$0.27	$0.24
Year Ended December 31, 2019	17.94	0.34	4.56	4.90	0.33	0.44
Year Ended December 31, 2018	20.23	0.38	(1.23)	(0.85)	0.37	1.07
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60

ESG Beta Dividend Fund
Investor Class
Year Ended December 31, 2020	$12.78	$0.23	$1.56	$1.79	$0.21	$0.19
Year Ended December 31, 2019	10.64	0.25	2.49	2.74	0.25	0.35
Year Ended December 31, 2018	11.50	0.24	(0.73)	(0.49)	0.24	0.13
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Year Ended December 31, 2020	$12.81	$0.26	$1.57	$1.83	$0.24	$0.19
Year Ended December 31, 2019	10.66	0.28	2.50	2.78	0.28	0.35
Year Ended December 31, 2018	11.50	0.26	(0.70)	(0.44)	0.27	0.13
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02
Period Ended December 31, 2016[5]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	132

December 31, 2020

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.46	$23.78	13.34%	$170,315	0.90%	1.10%	0.90%	65%
0.72	21.41	27.13%	161,021	0.90%	1.43%	0.90%	49%
1.39	17.42	(4.43%)	134,435	0.90%	1.59%	0.90%	55%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%

$0.46	$23.71	13.33%	$6,599	0.90%	1.11%	0.90%	65%
0.72	21.35	27.08%	6,659	0.90%	1.43%	0.90%	49%
1.39	17.38	(4.43%)	5,417	0.90%	1.59%	0.90%	55%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%

$0.51	$24.52	13.57%	$79,301	0.65%	1.35%	0.65%	65%
0.77	22.07	27.42%	72,736	0.65%	1.68%	0.65%	49%
1.44	17.94	(4.16%)	54,131	0.65%	1.84%	0.65%	55%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%

$0.40	$14.17	14.25%	$4,014	0.90%	1.80%	0.90%	93%
0.60	12.78	25.85%	2,859	0.90%	2.03%	0.90%	50%
0.37	10.64	(4.21%)	1,846	0.90%	2.11%	0.90%	52%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0%[6]

$0.43	$14.21	14.54%	$136,036	0.65%	2.06%	0.65%	93%
0.63	12.81	26.18%	130,001	0.65%	2.28%	0.65%	50%
0.40	10.66	(3.84%)	115,362	0.65%	2.24%	0.65%	52%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0%[6]

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover ratio for ESG Beta Dividend Fund, transactions related to an in-kind subscription have been excluded.

133	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Year Ended December 31, 2020	$12.04	$(0.01)	$2.75	$2.74	$—	$0.12
Year Ended December 31, 2019	9.18	0.02	3.05	3.07	0.03	0.18
Period Ended December 31, 2018[5]	10.00	(0.01)	(0.81)	(0.82)	—	—
Institutional Class
Year Ended December 31, 2020	$12.04	$0.02	$2.76	$2.78	$0.01	$0.12
Year Ended December 31, 2019	9.18	0.06	3.03	3.09	0.05	0.18
Period Ended December 31, 2018[5]	10.00	0.00 [6]	(0.82)	(0.82)	—	—

Global Environmental Markets Fund
Investor Class
Year Ended December 31, 2020	$16.85	$0.09	$4.22	$4.31	$0.08	$—
Year Ended December 31, 2019	13.28	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.11	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.16	0.07	3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.96	0.08	1.19	1.27	0.07	—
Class A
Year Ended December 31, 2020	$16.83	$0.09	$4.21	$4.30	$0.08	$—
Year Ended December 31, 2019	13.26	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.09	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.14	0.07	3.40	3.47	0.05	0.47
Year Ended December 31, 2016	11.94	0.08	1.19	1.27	0.07	—
Institutional Class
Year Ended December 31, 2020	$16.97	$0.14	$4.25	$4.39	$0.13	$—
Year Ended December 31, 2019	13.36	0.16	3.60	3.76	0.15	—
Year Ended December 31, 2018	16.22	0.17	(2.46)	(2.29)	0.16	0.41
Year Ended December 31, 2017	13.24	0.10	3.44	3.54	0.09	0.47
Year Ended December 31, 2016	12.03	0.11	1.20	1.31	0.10	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	134

December 31, 2020

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.12	$14.66	22.76%	$3,401	1.18%	(0.06%)	1.56%	34%
0.21	12.04	33.51%	1,683	1.19%	0.17%	1.68%	29%
—	9.18	(8.20%)	126	1.16%	(0.14%)	2.06%	17%

$0.13	$14.69	23.12%	$65,644	0.94%	0.17%	1.31%	34%
0.23	12.04	33.72%	40,392	0.92%	0.51%	1.42%	29%
—	9.18	(8.20%)	24,816	0.92%	0.01%	1.81%	17%

$0.08	$21.08	25.71%	$175,040	1.20%	0.55%	1.20%	25%
0.11	16.85	27.75%	152,209	1.22%	0.78%	1.22%	14%
0.53	13.28	(14.31%)	118,980	1.22%	0.83%	1.24%	26%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%

$0.08	$21.05	25.68%	$16,651	1.20%	0.54%	1.20%	25%
0.11	16.83	27.77%	13,700	1.22%	0.78%	1.22%	14%
0.53	13.26	(14.33%)	12,766	1.22%	0.86%	1.24%	26%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%

$0.13	$21.23	26.00%	$1,437,952	0.95%	0.78%	0.95%	25%
0.15	16.97	28.17%	802,292	0.97%	1.01%	0.97%	14%
0.44	13.36	(14.17%)	459,354	0.97%	1.10%	0.99%	26%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01

135	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Leadership Fund
Investor Class
Year Ended December 31, 2020	$27.00	$0.33	$3.32	$3.65	$0.31	$—
Year Ended December 31, 2019	22.02	0.47	5.33	5.80	0.44	0.38
Year Ended December 31, 2018	25.02	0.47	(2.39)	(1.92)	0.44	0.64
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Institutional Class
Year Ended December 31, 2020	$27.14	$0.40	$3.34	$3.74	$0.38	$—
Year Ended December 31, 2019	22.12	0.53	5.37	5.90	0.50	0.38
Year Ended December 31, 2018	25.13	0.53	(2.40)	(1.87)	0.50	0.64
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—

EAFE ESG Leaders Index Fund
Investor Class
Year Ended December 31, 2020	$9.53	$0.17	$0.81	$0.98	$0.16	$—
Year Ended December 31, 2019	7.95	0.21	1.59	1.80	0.22	—
Year Ended December 31, 2018	9.36	0.22	(1.43)	(1.21)	0.20	—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Institutional Class
Year Ended December 31, 2020	$9.34	$0.19	$0.79	$0.98	$0.18	$—
Year Ended December 31, 2019	7.80	0.23	1.55	1.78	0.24	—
Year Ended December 31, 2018	9.19	0.23	(1.40)	(1.17)	0.22	—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Index Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 37% for the year ended December 31, 2020, 25% for the year ended December 31, 2019, 47% for the year ended December 31, 2018, 25% for the year ended December 31, 2017, and 21% for the year ended December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS	136

December 31, 2020

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.31	$30.34	13.67%	$130,255	0.78%	1.27%	0.78%	69%[5]
0.82	27.00	26.42%	118,713	0.80%	1.87%	0.80%	66%[5]
1.08	22.02	(7.74%)	86,727	0.81%	1.88%	0.83%	67%[5]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[5]
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49%[5]

$0.38	$30.50	13.94%	$619,168	0.53%	1.52%	0.53%	69%[5]
0.88	27.14	26.77%	346,142	0.55%	2.07%	0.55%	66%[5]
1.14	22.12	(7.51%)	156,960	0.56%	2.09%	0.58%	67%[5]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[5]
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49%[5]

$0.16	$10.35	10.51%	$77,963	0.75%	1.91%	0.75%	43%[6]
0.22	9.53	22.78%	84,855	0.80%	2.40%	0.80%	31%[6]
0.20	7.95	(13.15%)	77,880	0.80%	2.46%	0.80%	30%[6]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[6]
0.19	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[6]

$0.18	$10.14	10.78%	$623,014	0.50%	2.15%	0.50%	43%[6]
0.24	9.34	23.01%	559,939	0.55%	2.63%	0.55%	31%[6]
0.22	7.80	(12.90%)	437,907	0.55%	2.55%	0.55%	30%[6]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[6]
0.21	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[6]

[6]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the ESG Leaders Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 27% for the year ended December 31, 2020, 19% for the year ended December 31, 2019, 18% for the year ended December 31, 2018, 16% for the year ended December 31, 2017, and 10% for the year ended December 31, 2016.

137	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Year Ended December 31, 2020	$10.29	$0.17	$0.53	$0.70	$0.19	$0.24
Year Ended December 31, 2019	9.78	0.23	0.53	0.76	0.25	—
Year Ended December 31, 2018	10.04	0.22	(0.25)	(0.03)	0.23	—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Year Ended December 31, 2020	$10.29	$0.20	$0.53	$0.73	$0.22	$0.24
Year Ended December 31, 2019	9.78	0.26	0.52	0.78	0.27	—
Year Ended December 31, 2018	10.04	0.24	(0.24)	—	0.26	—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Investor Class
Year Ended December 31, 2020	$6.79	$0.32	$0.18	$0.50	$0.32	$—
Year Ended December 31, 2019	6.25	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.78	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Class A
Year Ended December 31, 2020	$6.80	$0.32	$0.19	$0.51	$0.33	$—
Year Ended December 31, 2019	6.26	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.79	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Institutional Class
Year Ended December 31, 2020	$6.76	$0.33	$0.19	$0.52	$0.34	$—
Year Ended December 31, 2019	6.23	0.34	0.53	0.87	0.34	—
Year Ended December 31, 2018	6.75	0.35	(0.52)	(0.17)	0.35	—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	138

December 31, 2020

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.43	$10.56	6.89%	$14,101	0.72%	1.58%	0.72%	79%
0.25	10.29	7.78%	7,401	0.71%	2.30%	0.71%	63%
0.23	9.78	(0.24%)	4,277	0.71%	2.23%	0.71%	62%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%	109	0.74%	1.99%	0.74%	1%[6]

$0.46	$10.56	7.16%	$746,615	0.46%	1.86%	0.46%	79%
0.27	10.29	8.04%	702,291	0.46%	2.55%	0.46%	63%
0.26	9.78	0.01%	682,201	0.46%	2.50%	0.46%	62%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%	602,384	0.49%	2.23%	0.49%	1%[6]

$0.32	$6.97	7.80%	$171,838	0.96%	4.87%	0.96%	97%
0.33	6.79	14.11%	183,631	0.96%	4.94%	0.96%	90%
0.33	6.25	(3.07%)	162,841	0.97%	5.01%	0.97%	57%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%	228,936	0.99%	5.90%	0.99%	111%

$0.33	$6.98	7.79%	$6,177	0.96%	4.87%	0.96%	97%
0.33	6.80	14.10%	5,827	0.96%	4.95%	0.96%	90%
0.33	6.26	(3.05%)	5,747	0.97%	5.01%	0.97%	57%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%	5,623	0.98%	5.88%	0.98%	111%

$0.34	$6.94	8.08%	$294,313	0.72%	5.07%	0.72%	97%
0.34	6.76	14.26%	186,350	0.71%	5.21%	0.71%	90%
0.35	6.23	(2.70%)	188,333	0.72%	5.26%	0.72%	57%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%	166,051	0.74%	6.15%	0.74%	111%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.
[6]	For purposes of calculating the turnover rate for the Core Bond Fund, transactions related to an in-kind subscription have been excluded.

139	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Sustainable Allocation Fund
Investor Class
Year Ended December 31, 2020	$23.35	$0.26	$3.49	$3.75	$0.26	$0.48
Year Ended December 31, 2019	21.14	0.36	4.02	4.38	0.37	1.80
Year Ended December 31, 2018	22.66	0.33	(1.23)	(0.90)	0.47	0.15
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Institutional Class
Year Ended December 31, 2020	$23.76	$0.33	$3.54	$3.87	$0.32	$0.48
Year Ended December 31, 2019	21.47	0.43	4.09	4.52	0.43	1.80
Year Ended December 31, 2018	23.01	0.38	(1.24)	(0.86)	0.53	0.15
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

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				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.74	$26.36	16.24%	$1,518,966	0.30%[5]	1.08%	0.30%[5]	13%
2.17	23.35	20.83%	1,523,009	0.30%[5]	1.56%	0.30%[5]	8%
0.62	21.14	(4.08%)	1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%
2.53	22.66	13.16%	1,496,146	0.29%[5]	1.33%	0.30%[5]	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%

$0.80	$26.83	16.49%	$657,906	0.05%[5]	1.36%	0.05%[5]	13%
2.23	23.76	21.17%	374,838	0.05%[5]	1.80%	0.05%[5]	8%
0.68	21.47	(3.85%)	365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%
2.56	23.01	13.42%	506,220	0.04%[5]	1.79%	0.05%[5]	14%
0.74	22.63	6.06%	279,574	0.52%[5]	1.56%	0.62%	49%

[5]

The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.57% for the year ended December 31, 2020, 0.62% for the year ended December 31, 2019, 0.61% for the year ended December 31, 2018, and 0.61% for the year ended December 31, 2017.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088. Before the reimbursement by the adviser, the difference in total returns for Investor Class and Institutional Class would have remained the same at (4.08)% and (3.85)%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

141	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2020
Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2020, Trust I offered ten investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Leaders Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Sustainable Allocation Fund (the “Sustainable Allocation Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, ESG Beta Dividend Fund, Global Opportunities Fund, Global Women’s Leadership Fund, EAFE ESG Leaders Fund, Core Bond Fund and Sustainable Allocation Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

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The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities that the Adviser believes have strong ESG profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s primary investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under

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Notes to Financial Statements, continued

normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The EAFE ESG Leaders Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its total assets in the component securities of the MSCI EAFE ESG Leaders Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing the component securities of the MSCI EAFE ESG Leaders Index.

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The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

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Notes to Financial Statements, continued

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the “Boards” or “Boards of Trustees”)(so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other

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assets held by a Fund. The Boards have delegated to the Adviser’s Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2020, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $293,185, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

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Notes to Financial Statements, continued

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

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Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2020:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$1,024,585,889	$—	$—	$1,024,585,889
Cash Equivalents	15,692,738	—	—	15,692,738
Total	$1,040,278,627	$—	$—	$1,040,278,627
Small Cap
Common Stocks	$446,205,840	$—	$—	$446,205,840
Cash Equivalents	31,502,917	—	—	31,502,917
Total	$477,708,757	$—	$—	$477,708,757
ESG Beta Quality
Common Stocks	$254,977,946	$—	$—	$254,977,946
Cash Equivalents	1,674,507	—	—	1,674,507
Total	$256,652,453	$—	$—	$256,652,453
ESG Beta Dividend
Common Stocks	$138,502,833	$—	$—	$138,502,833
Cash Equivalents	1,432,650	—	—	1,432,650
Total	$139,935,483	$—	$—	$139,935,483
Global Opportunities
Common Stocks	$39,294,601	$28,616,289	$—	$67,910,890
Cash Equivalents	1,174,705	—	—	1,174,705
Total	$40,469,306	$28,616,289	$—	$69,085,595
Global Environmental Markets
Common Stocks	$932,084,063	$637,858,261	$—	$1,569,942,324
Cash Equivalents	48,491,782	—	—	48,491,782
Total	$980,575,845	$637,858,261	$—	$1,618,434,106
Global Women’s Leadership
Common Stocks	$552,138,957	$190,588,897	$—	$742,727,854
Preferred Stocks	—	698,267	—	698,267
Cash Equivalents	3,614,895	—	—	3,614,895
Total	$555,753,852	$191,287,164	$—	$747,041,016

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Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
EAFE ESG Leaders
Common Stocks	$2,931,322	$685,310,916	$—	$688,242,238
Preferred Stocks	—	3,157,259	—	3,157,259
Cash Equivalents	9,435,393	—	—	9,435,393
Total	$12,366,715	$688,468,175	$—	$700,834,890
Core Bond
Community Investment Notes	$—	$—	$293,185	$293,185
Corporate Bonds	—	285,126,908	—	285,126,908
U.S. Gov’t Agency Bonds	—	8,936,404	—	8,936,404
Supranational Bonds	—	85,660,614	—	85,660,614
Municipal Bonds	—	17,929,514	—	17,929,514
U.S. Treasury Notes	—	101,827,100	—	101,827,100
Asset-Backed Securities	—	55,218,770	—	55,218,770
Mortgage-Backed Securities	—	196,960,858	—	196,960,858
Medium Term Certificates of Deposit	—	260,119	—	260,119
Cash Equivalents	14,032,024	254,532	—	14,286,556
Total	$14,032,024	$752,174,819	$293,185	$766,500,028
High Yield Bond
Community Investment Notes	$—	$—	$500,813	$500,813
Common Stocks	—	—	0	0
Preferred Stocks	2,794,200	—	0	2,794,200
Corporate Bonds	—	450,542,243	—	450,542,243
Loans	—	5,251,022	—	5,251,022
Medium Term Certificates of Deposit	—	100,797	—	100,797
Cash Equivalents	7,451,254	1,107,251	—	8,558,505
Total	$10,245,454	$457,001,313	$500,813	$467,747,580
Sustainable Allocation
Affiliated Investment Companies	$2,068,889,609	$—	$—	$2,068,889,609
Cash Equivalents	101,977,753	—	—	101,977,753
Total	$2,170,867,362	$—	$—	$2,170,867,362

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on broker valuation levels. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

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Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the premium amortization period is to the earliest call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies

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Notes to Financial Statements, continued

certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2020, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

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The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2020, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Large Cap	$8,352,723	$—	$8,462,569	$109,846
Small Cap	42,798,518	16,801,446	27,103,921	1,106,849
ESG Beta Quality	2,980,114	—	3,017,972	37,858
ESG Beta Dividend	545,239	—	562,401	17,162
Global Women’s Leadership	1,062,536	—	1,093,105	30,569
EAFE ESG Leaders	2,546,905	1,842,875	841,516	137,486
Core Bond	3,587,349	3,660,830	—	73,481

*	Non-cash collateral is not included in the financial statements.

For the Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund and Women’s Leadership Fund all of the securities on loan at December 31, 2020 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Core Bond Fund all of the securities on loan at December 31, 2020 are classified as Corporate Bonds on the Fund’s Schedule of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into an Investment Advisory Contract (the “Management Contract”) with Impax Asset Management LLC (“IAM”) (the “Adviser”). Pursuant to the terms of the Management Contract, the Adviser,

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subject to the supervision of the Boards of Trustees of the Trusts, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Management Contract, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap	0.65%
Small Cap	0.75%
ESG Beta Quality[1]	0.65%*
ESG Beta Dividend[2]	0.65%*
Global Opportunities[3]	0.80%
Global Environmental Markets[4]	0.80%
Global Women’s Leadership[5]	0.55%*
EAFE ESG Leaders[6]	0.48%*
Core Bond	0.40%
High Yield Bond	0.50%
Sustainable Allocation	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[1]

The management fee is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[2]

The management fee is 0.65% based on average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

The Fund’s investment adviser has contractually agreed to waive a portion of its management fee equal to the management fee corresponding to the current market value of 200,000 shares (plus shares reinvested). This waiver may not be amended or terminated without the approval of the Board of Trustees before December 31, 2021.

[4]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[5]	The management fee is 0.55% based on average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

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[6]

Effective May 1, 2020, the management fee changed to 0.48% based on average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million. Prior to May 1, 2020, the Fund’s annual rate (expressed as percentage of the average daily net assets of the Fund) was 0.55% on the first $600 million, 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

For the year ended December 31, 2020, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$5,316,037
Small Cap	2,852,994
ESG Beta Quality	1,477,044
ESG Beta Dividend	806,820
Global Opportunities	386,385
Global Environmental Markets	8,773,270
Global Women’s Leadership	2,993,519
EAFE ESG Leaders	2,955,639
Core Bond	2,846,119
High Yield Bond	1,901,098
Sustainable Allocation	955,347

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Investor	Class A	Institutional
ESG Beta Quality [1]	0.90%	0.90%	0.65%
ESG Beta Dividend [1]	0.90%		0.65%
Global Opportunities [2]	1.23%		0.98%
Global Women’s Leadership [1]	0.80%		0.55%
EAFE ESG Leaders [1]	0.73%		0.48%
Sustainable Allocation [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2021.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and

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Notes to Financial Statements, continued

(vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the year ended December 31, 2020, the dollar amounts of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Investor	Institutional
Global Opportunities	$7,719	$152,387

In addition, the Adviser waived $19,827 of its management fee from the Global Opportunities Fund.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

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NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$432,973,198	$—	$343,089,067	$—
Small Cap	268,506,380	—	289,400,296	—
ESG Beta Quality	147,759,355	—	158,610,339	—
ESG Beta Dividend	114,251,578	—	124,326,809	—
Global Opportunities	30,178,030	—	16,447,670	—
Global Environmental Markets	601,265,672	—	271,161,365	—
Global Women’s Leadership	585,729,310	—	385,935,630	—
EAFE ESG Leaders	253,071,063	—	264,002,479	—
Core Bond	345,079,507	296,240,315	242,611,463	307,935,231
High Yield	450,086,442	—	363,214,061	—
Sustainable Allocation	242,779,550	—	231,824,241	—

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2020 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2020 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$672,066,054	$368,380,591	$168,018	$368,212,573
Small Cap	398,951,963	96,208,762	17,451,968	78,756,794
ESG Beta Quality	124,083,776	132,571,676	2,999	132,568,677
ESG Beta Dividend	82,050,266	57,903,245	18,028	57,885,217
Global Opportunities	51,506,967	17,870,683	292,055	17,578,628
Global Environmental Markets	1,117,187,426	506,467,207	5,220,527	501,246,680
Global Women’s Leadership	594,345,843	161,713,365	9,018,192	152,695,173
EAFE ESG Leaders	541,257,535	188,873,178	29,295,823	159,577,355
Core Bond	735,488,538	32,466,787	1,455,297	31,011,490
High Yield	444,501,404	24,135,147	888,971	23,246,176
Sustainable Allocation	1,735,733,473	435,133,889	—	435,133,889

At December 31, 2020 the Small Cap Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and EAFE ESG Leaders Fund had unrealized foreign currency gains (losses) of $60; $25,634; $40,166; $15,804; and $146,787, respectively.

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Notes to Financial Statements, continued

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2020, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2020.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2020, the Sustainable Allocation Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/19	Gross Additions	Gross Reductions	Shares Held at 12/31/20
Sustainable Allocation
Large Cap	73,178,029	8,368,234	7,423,313	74,122,950
Small Cap	2,158,328	1,777,251	—	3,935,579
ESG Beta Dividend	10,010,369	274,015	1,963,973	8,320,411
Global Opportunities	2,548,966	23,125	—	2,572,091
Global Environmental Markets	1,482,025	698,726	—	2,180,751
Global Women’s Leadership	785,900	747,541	—	1,533,441
EAFE ESG Leaders	15,576,499	3,411,924	3,127,524	15,860,899
Core Bond	66,778,157	6,943,954	7,162,992	66,559,119
High Yield	3,263,125	69,071	3,332,196	—

Fund	Value at 12/31/19	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Sustainable Allocation
Large Cap	$761,051,498	$6,184,319	$55,877,389	$120,068,343	$893,181,549
Small Cap	31,986,423	—	2,314,800	8,628,685	62,929,908
ESG Beta Dividend	128,232,821	2,102,449	5,703,747	7,194,016	118,233,034
Global Opportunities	30,689,545	32,446	298,943	6,763,084	37,784,018
Global Environmental Markets	25,149,965	275,663	—	12,371,705	46,297,333
Global Women’s Leadership	21,329,334	578,439	—	4,862,179	46,769,952
EAFE ESG Leaders	145,484,501	2,985,967	2,967,571	17,391,480	160,829,518
Core Bond	687,147,238	13,656,252	19,201,603	13,359,203	702,864,297
High Yield	22,058,723	448,587	(130,091)	(1,047,239)	—
Total	$1,853,130,048	$26,264,122	$86,233,962	$189,591,456	$2,068,889,609

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The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2020, the Global Women’s Leadership Fund and the EAFE ESG Leaders Fund engaged in cross-trades. The Global Women’s Leadership Fund and the EAFE ESG Leaders Fund had total purchases of $1,102,044 and $1,657,546, respectively, and total sales of $1,657,546 and $1,102,044, respectively. The Global Women’s Leadership Fund and EAFE ESG Leaders Fund had net gains of $180,717 and $62,901, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2020, the Core Bond Fund held $114,478,481 or 15.05% of net assets and the High Yield Bond Fund held $337,421,634 or 71.44% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2020 the Core Bond Fund held $4,656,695 of illiquid securities representing 0.61% of net assets and High Yield Bond Fund held $1,708,861 of illiquid securities, representing 0.36% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in

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loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Security	Acquisition Date Range	Cost	Market Value
Core Bond
Capital Impact Partners, 2.300%, 10/15/24	10/21/19 - 10/21/19	$500,000	$511,719
CINI Investment Note, 2.000%, 10/31/23	11/03/20 - 11/03/20	293,185	293,185
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	260,119
Master Asset Backed Securities Trust 2007-NCW, 1 month LIBOR +0.748%, 144A, 2.691%, 05/25/37	07/06/17 - 07/06/17	1,228,939	1,217,535
Self-Help Federal Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	250,000	254,532
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,989,251	2,119,605

Security	Acquisition Date Range	Cost	Market Value
High Yield Bond
Beneficial State Bank, 1.200%, 01/21/21	01/21/20 - 01/21/20	$200,000	$200,000
CINI Investment Note, 2.000%, 09/30/23	09/01/20 - 09/01/20	500,813	500,813
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Self-Help Credit Union, 0.650%, 04/29/22	04/22/20 - 04/22/20	100,000	100,797
Self-Help Credit Union, 1.900%, 12/20/21	12/17/19 - 12/17/19	400,000	407,251
Shared Interest, Inc., 2.400%, 09/30/21	09/30/18 - 09/30/18	500,000	500,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

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The tax character of distributions paid during 2020 and 2019 was as follows:

	Distributions paid in 2020		Distributions paid in 2019
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$17,065,871	$48,903,970	$8,866,803	$18,561,007
Small Cap	12,545,619	4,656,831	3,873,595	318,705
ESG Beta Quality	2,498,849	2,533,652	3,203,047	4,833,494
ESG Beta Dividend	2,432,461	1,874,179	2,720,704	3,625,330
Global Opportunities	601,990	84	454,580	318,335
Global Environmental Markets	8,256,780	—	7,439,925	—
Global Women’s Leadership	8,377,472	—	7,152,818	6,309,317
EAFE ESG Leaders	12,196,204	—	16,043,570	—
Core Bond	24,750,437	6,858,503	18,311,162	—
High Yield Bond	19,024,947	—	18,937,116	—
Sustainable Allocation	24,868,963	35,382,666	42,603,462	123,434,470

The Large Cap Fund, Small Cap Fund, ESG Beta Dividend Fund and Core Bond Fund elected to defer $382,502; $302,428; $139,494; and $303,532, respectively, of capital losses recognized between November 1, 2020 and December 31, 2020 for the Funds’ fiscal year ending December 2020. In addition, the Global Opportunities Fund and Global Environmental Markets Fund incurred late-year ordinary losses of $2,122 and $71,092, respectively. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2021.

For the year ended December 31, 2020, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$3,228,459	$—	$(382,502)	$368,212,573
Small Cap	6,483,778	—	(302,428)	78,756,854
ESG Beta Quality	165,125	684,512	—	132,568,677
ESG Beta Dividend	—	—	(139,494)	57,885,217
Global Opportunities	194,267	—	(2,122)	17,552,994
Global Environmental Markets	—	—	(22,812,528)	501,286,846
Global Women’s Leadership	326,361	—	(7,614,335)	152,710,977
EAFE ESG Leaders	1,601,921	—	(34,520,627)	159,724,142
Core Bond	—	1,290,026	(303,532)	31,011,490
High Yield	—	—	(68,431,846)	23,246,176
Sustainable Allocation	28,167,975	54,196,449	—	435,133,889

As of December 31, 2020, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

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Notes to Financial Statements, continued

	No Expiration
Fund	Short-term	Long-term
Global Environmental Markets	$—	$22,741,436
Global Women’s Leadership	7,614,335	—
EAFE ESG Leaders	823,849	33,696,778
High Yield Bond	25,102,246	43,243,868

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to REITs and PFICs.

For the year ended December 31, 2020, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Large Cap	$(189,795)	$189,795	$—
Small Cap	180,083	(180,083)	—
ESG Beta Quality	(34,318)	34,318	—
ESG Beta Dividend	(110,669)	116,901	(6,232)
Global Opportunities	(22,994)	22,994	—
Global Environmental Markets	(138,964)	138,964	—
Global Women’s Leadership	(32,550)	32,550	—
EAFE ESG Leaders	563,419	(563,419)	—
Core Bond	1,260,979	(1,260,979)	—
High Yield	233,599	(247,542)	13,943

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2017 through 2020). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2020, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

Note E – Other Matters

The impact of the COVID-19 outbreak has led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The duration of the COVID-19

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pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective.

Note F – Subsequent Events

On September 10, 2020, the Board of Trustees of Pax World Funds Series Trust I and Trust III approved a change in the Funds’ distributor from ALPS Distributors, Inc. to Foreside Financial Services, LLC. (“Foreside”). This change took effect on January 11, 2021.

Effective January 31, 2021, the IAM sub-advisory agreement with Aperio Group, LLC has been discontinued. Accordingly, on February 1, 2021, Pax ESG Beta Quality Fund and Pax ESG Beta Dividend Fund will be solely managed by IAM.

Effective March 31, 2021, the sustainability profiles of three of the Pax World Funds will be enhanced and the Funds’ names will be changed to better reflect their core focus of investing in the transition to a more sustainable economy. The new Fund names will be Pax U.S. Sustainable Economy Fund (currently, Pax ESG Beta Quality Fund), the Pax International Sustainable Economy Fund (currently, Pax MSCI EAFE ESG Leaders Index Fund) and Pax Global Sustainable Infrastructure Fund (currently, Pax ESG Beta Dividend Fund). Certain changes to all three Funds’ investment strategies will be implemented and the expense ratios of the two former ESG Beta Funds will be lowered.

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December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pax World Funds Series Trust I (“Trust I”) (comprising Pax Sustainable Allocation Fund, Pax ESG Beta Quality Fund, Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax MSCI EAFE ESG Leaders Index Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax Global Opportunities Fund, and Pax ESG Beta Dividend Fund (collectively, with Pax Ellevate Global Women’s Leadership Fund, the “Funds”)), and Pax World Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Pax Ellevate Global Women’s Leadership Fund), including the schedules of investments, as of December 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Sustainable Allocation Fund Pax ESG Beta Quality Fund Pax Small Cap Fund Pax High Yield Bond Fund Pax Global Environmental Markets Fund Pax MSCI EAFE ESG Leaders Index Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pax Large Cap Fund Pax ESG Beta Dividend Fund Pax Core Bond Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the four years in the period ended December 31, 2020 and the period from December 16, 2016 (commencement of operations) through December 31, 2016
Pax Global Opportunities Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the two years in the period ended December 31, 2020 and the period from June 27, 2018 (commencement of operations) through December 31, 2018

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Funds comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Ellevate Global Women’s Leadership Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Pax World Funds Series Trust I and Pax World Funds Series Trust III since 2003.

Boston, Massachusetts
February 18, 2021

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Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.impaxam.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year (or as an exhibit to its reports Form N-PORT). Each Fund’s Forms N-PORT are available on the SEC’s web site at www.sec.gov.

Liquidity Risk Management Program (Unaudited)

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ Boards have designated a committee consisting of several advisory personnel as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations in a timely manner. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Boards reviewed a written report from the administrator on March 4, 2020 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From December 1, 2018 through December 31, 2019, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions. There can be no assurance that the Program will achieve its objectives under

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all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Board Approval of New Advisory Agreement (Unaudited)

Review Process. The 1940 Act requires that both the full Board of Trustees of Trust III (the “Trust”) and a majority of the Independent Trustees, voting separately, approve any new investment advisory contract or subadvisory contract, or any amendment thereof, for any series of the Trust.

The 1940 Act also requires that the Trustees request and evaluate, and that IAM (or “Adviser”) and Pax Ellevate Management LLC (“PEM”) furnish, such information as may reasonably be necessary for the Trustees of the Trust to evaluate the terms of the Trust’s new advisory agreement (the “New Advisory Agreement”) with IAM.

At a meeting held on September 10, 2020, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement of Pax Ellevate Global Women’s Leadership Fund, the only series of the Trust (the “Fund”). The Trustees took such action after discussion among themselves and with representatives of PEM and IAM, the owner of PEM, of the information provided to them by PEM and IAM in connection with the transfer of the advisory agreement for the Fund from PEM to IAM.

The Independent Trustees were assisted in their evaluation of the New Advisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested information and discussed with PEM and IAM information that was provided.

The Trustees, including the Independent Trustees, considered that, following IAM’s evaluation of the utility of maintaining PEM, a wholly-owned subsidiary of IAM, as an investment adviser separate from IAM, the Adviser had determined that, in light of legal, compliance, financial and operational considerations, it would be in the best interests of the Fund and shareholders to transfer management of the Fund to IAM. The Trustees considered management’s representation that such action would not adversely impact Fund shareholders or undermine distribution efforts for the Fund.

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The Trustees, including the Independent Trustees, considered management’s representation that the change in the Fund’s investment adviser would not result in any changes to the investment process of, nature, extent or quality of services and resources provided to, personnel responsible for, or fee structure of the Fund. The Trustees considered that all of the portfolio managers and other personnel who provided services to the Fund immediately prior to the change in investment adviser as employees of PEM would continue to provide such services as employees of IAM. The Trustees further considered that, except for the name of the investment adviser and dates, the terms of the New Advisory Agreement would be identical to those of the Fund’s advisory contract with PEM (the “Current Advisory Agreement”).

The Trustees, including the Independent Trustees, considered management’s representation, as well as IAM’s legal counsel’s representation, that the transfer of the Current Advisory Agreement from PEM to IAM would not result in an “assignment” of the agreement within the meaning of the 1940 Act, or the Investment Advisers Act of 1940, as amended, and that shareholder approval of the New Advisory Agreement would not be required. The Trustees concluded that management of the Fund by IAM would benefit the Fund.

The Trustees, including the Independent Trustees, also took into account their deliberations and conclusions in connection with their most recent approval of the Current Advisory Agreement, including with respect to (i) the nature, extent and quality of services provided by PEM; (ii) the investment performance of the Fund; (iii) the advisory fee of 0.55% of the average daily net assets relative to the advisory fees of the Fund’s Broadridge peer group; (iv) the costs of the services provided by PEM and the estimated profitability of PEM’s relationship with Trust III; (v) the direct and indirect benefits to PEM from its relationship with the Fund, including reputational and other “fall out” benefits; and (vi) the extent to which PEM may realize economies of scale or other efficiencies in managing and supporting the Fund. The Trustees noted that they had approved the continuation of the Current Advisory Agreement for the Fund at their June 11, 2020 meeting, after evaluating materials provided in connection with the contract review process at their March and June 2020 meetings.

Conclusions. Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the New Advisory Agreement would be in the best interests of shareholders of the Fund.

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Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (67)	Trust I: Trustee, President (since 2006) Trust III: Trustee, President (since 2013)	Chief Executive Officer (2005-2018) and President (2006-present) and Chief Executive Officer (2005-2018) of IAM; Chief Executive Officer of PEM (2014-2020); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018 - present); member of the Boards of Directors of Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017 - present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-2018).	11
Lindsey Brace Martinez (53)	Trust I: Trustee (since 2018) Trust III: Trustee (since 2019)	Director, Seven Islands Management Co. (2018-present); Founder and Principal, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Managing Director, Head of Global Client Service and Relations, Cambridge Associates (2009-2015); Chair of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	11
John Boese (57)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-2020).	N/A

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Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Vanessa Pearl (38)	Trust I: Secretary (since 2020) Trust III: Secretary (since 2020)	Director of Finance of IAM (2018-present). Director of Finance, and Financial Controller of Lindt & Sprungli (USA), Inc (2007-2018).	N/A
Alicia K. DuBois (61)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-2020).	N/A
Robert Silva (54)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)	Director of Fund Administration for IAM (2014-present) and for PEM (2014-2020).	N/A

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Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (66)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Shwiff, Levy & Polo, LLP (2018-present); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-present).	11
Anne M. Goggin (71)[3,4]	Trust I and Trust III: Vice Chairperson of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council (2012-present).	11
D’Anne Hurd (70)[2],3	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Board Advisor, National Association of Corporate Directors, Governance public speaker and private investor (2011-present) Board member, Nominating and Governance Chair, Audit Committee and Technology Committee member, EILEEN FISHER, Inc. (2017-present) Board member, Audit Committee Chair, Nominating and Governance Committee member, Peckham Industries, Inc. (2013-present) Board member, Audit Committee Chair, Martin Engineering, Inc. (2019-present) Board Chair, Monzite Corporation (2013-2016)	11

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Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (66)[3,5]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-present).	11
Nancy S. Taylor (65)[3],4	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister & CEO, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011-present).	11

[1]

A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by the respective Board of Trustees and holds office until a successor is chosen and qualified.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The committee met three times in 2020.

[3]

Designates a member of the Governance and Nomination Committee and Compliance Committee. The Governance and Nomination Committee is responsible for recommending Board candidates, reviewing and recommending Board compensation. The committee met two times in 2020.

[4]

Designates a member of the Compliance Committee. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. The committee met three times in 2020.

[5]

Mr. Liechty, as Chair, is a floating member of each of the Audit Committee and the Compliance Committee, and, as such, he will attend meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

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Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	100.00%	100.00%
Small Cap	100.00%	0.00%
ESG Beta Quality	100.00%	100.00%
ESG Beta Dividend	100.00%	100.00%
Global Opportunities	100.00%	100.00%
Global Environmental Markets	100.00%	57.44%
Global Women’s Leadership	100.00%	74.02%
EAFE ESG Leaders	100.00%	0.00%
Core Bond	0.33%	0.00%
High Yield Bond	1.06%	1.05%
Sustainable Allocation	99.84%	0.00%

For the fiscal year ended December 31, 2020 the EAFE ESG Leaders Fund earned foreign source income totaling $16,545,151 and paid $1,281,281 foreign taxes which it intends to pass through to its shareholders.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.impaxam.com Learn all about Pax World Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing paxfunds@impaxam.com or visiting www.impaxam.com.

Distributor: Foreside Financial Services, LLC Member of FINRA 2/21.

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PAX World Funds
Advised by Impax

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.impaxam.com

Printed on recycled paper using soy-based inks.

Item 2.	Code of Ethics.

As of December 31, 2020, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson and Dorothy Ann Hurd, who serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson and Ms. Hurd are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,792 and $22,345 for the fiscal years ended December 31, 2020 and 2019, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2020 and 2019, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,950 and $11,720 for the fiscal years ended December 31, 2020 and 2019, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $10,016 and $0 for the fiscal years ended December 31, 2020 and 2019, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2020 and 2019, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 16, 2021

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 16, 2021